As filed with the U.S. Securities and Exchange Commission on January 9, 2023

Registration No. 333-268283

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1/A

(AMENDMENT NO. 1)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PONO CAPITAL THREE, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	6770	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

643 Ilalo Street, #102

Honolulu, Hawaii 96813

(808) 892-6611

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Cogency Global Inc.

122 East 42nd Street, 18th Floor

New York, New York 10168

Telephone: 1-800-221-0102

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Andrew M. Tucker, Esq. Nelson Mullins Riley & Scarborough LLP 101 Constitution Ave NW, Suite 900 Washington, DC 20001 Telephone: (202) 689-2800	Christian O. Nagler Peter S. Seligson KIRKLAND & ELLIS LLP 601 Lexington Avenue New York, NY 10022 212-446-4800

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS — SUBJECT TO COMPLETION DATED JANUARY [     ], 2023

PONO CAPITAL THREE, INC.

$100,000,000

10,000,000 Units

Pono Capital Three, Inc. is a newly organized blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination throughout this prospectus. We have not selected any business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any business combination target. We intend to focus our search for a target business addressing a large market opportunity with a company that is driving its growth through technology. Potential industries that fit this focus are enterprise security and operations applications, cloud-based content and digital streaming services, drone technology and service, Artificial Intelligence (“AI”) companies, consumer healthcare and wellness, biomedical technology, entertainment/gaming companies, distance learning, and e-sports companies.

This is an initial public offering of our securities. Each unit has an offering price of $10.00 and consists of one Class A ordinary share and one redeemable warrant. Only whole warrants are exercisable. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as described herein. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The warrants will become exercisable 30 days after the consummation by the Company of our initial business combination and will expire five years after the completion of our initial business combination or earlier upon redemption or our liquidation, as described in this prospectus. The underwriters have a 45-day option from the date of this prospectus to purchase up to an additional 1,500,000 units to cover over-allotments, if any.

We will provide our public shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon the completion of our initial business combination, subject to the limitations described herein. We will have until 12 months from the consummation of this offering to consummate our initial business combination (such period may be extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) (the “Combination Period”). We may seek the ordinary resolution of the public shareholders for (i) an extension of the Combination Period and (ii) the approval of the amendment to the trust agreement entered into between us and Continental Stock Transfer & Trust Company at a meeting called for such purpose if we anticipate that we may not be able to consummate our initial business combination within 12 months. Public shareholders will be offered the opportunity to vote on and/or redeem their shares in connection with the approval of such extension. Alternatively, or in the event that there is an unsuccessful effort to obtain shareholder approval for the proposed extension(s) we may, but are not obligated to, extend the Combination Period up to six one month extensions for a total of up to 18 months, respectively, by depositing into the trust account for each extension $330,000, or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case). In the event we elect to extend the deadline, we intend to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, we intend to issue a press release the day after the applicable deadline announcing whether or not the funds have been timely deposited. Public shareholders, in this situation, will not be offered the opportunity to vote on and/or redeem their shares. If we are unable to complete our initial business combination within 12 months from the closing of this offering (or up to 18 months if we extend the period of time to consummate a business combination, as described in more detail in this prospectus), we will redeem 100% of the public shares at a per-share price, payable in cash equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the trust account and not previously released, which shall be net of taxes payable, divided by the number of then outstanding public shares, subject to applicable law and certain conditions as further described herein.

Our sponsor, Mehana Capital LLC, has agreed to purchase an aggregate of 511,375 placement units (or 565,375 placement units if the over-allotment option is exercised in full) at a price of $10.00 per unit, for an aggregate purchase price of $5,113,750 ($5,653,750 if the over-allotment option is exercised in full). Each placement unit will be identical to the units sold in this offering, except as described in this prospectus. The placement units will be sold in a private placement that will close simultaneously with the closing of this offering.

Our initial shareholders own an aggregate of 4,935,622 Class B ordinary shares (up to 643,777 ordinary shares of which are subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised), which will automatically convert into Class A ordinary shares at the time of our initial business combination, on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, as described herein.

Currently, there is no public market for our units, Class A ordinary shares or warrants. We have applied to have our units approved for listing on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “PTHRU” on or promptly after the date of this prospectus. We expect the Class A ordinary shares and warrants comprising the units will begin separate trading on the 52nd day following the date of this prospectus (or if such date is not a business day, the following business day) unless EF Hutton, informs us of its decision to allow earlier separate trading, subject to our filing a Current Report on Form 8-K with the Securities and Exchange Commission containing an audited balance sheet reflecting our receipt of the gross proceeds of this offering and issuing a press release announcing when such separate trading will begin. Once the securities comprising the units begin separate trading, the Class A ordinary shares and warrants will be listed on Nasdaq under the symbols “PTHR” and “PTHRW,” respectively.

We are an “emerging growth company” and a “smaller reporting company” under applicable federal securities laws and will be subject to reduced public company reporting requirements. Investing in our securities involves a high degree of risk. See “Risk Factors” beginning on page 32 for a discussion of information that should be considered in connection with an investment in our securities. Investors will not be entitled to protections normally afforded to investors in Rule 419 blank check offerings.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Unit	Total
Public offering price	$10.00	$100,000,000
Underwriting discounts and commissions(1)	$0.41	$4,100,000
Proceeds, before expenses, to Pono Capital Three, Inc.	$9.59	$95,900,000

(1)

Includes $0.11 per unit, or $1,100,000 (or $1,265,000 if the over-allotment option is exercised in full) in the aggregate, payable to the underwriters upon the closing of this offering. Also includes $0.30 per unit, or $3,000,000 (or $3,450,000 if the over-allotment option is exercised in full) in the aggregate, payable to the underwriters for deferred underwriting commissions to be placed in a trust account located in the United States as described herein. The deferred commissions will be released to the underwriters only on completion of an initial business combination, as described in this prospectus. In addition, we will issue EF Hutton, division of Benchmark Investments, LLC, the representative of the underwriters and/or its designees 90,000 Class A ordinary shares (103,500 if the over-allotment option is exercised in full), which we refer to herein as the “representative shares” as underwriter compensation in connection with this offering. Does not include certain fees and expenses payable to the underwriters in connection with this offering. See also “Underwriting” for a description of the compensation payable to the underwriters.

Of the proceeds we receive from this offering and the sale of the placement units described in this prospectus, $102,500,000 or $117,875,000 if the underwriters’ over-allotment option is exercised in full ($10.25 per unit in either case), will be deposited into a segregated trust account located in the United States with J.P. Morgan Securities LLC and with Continental Stock Transfer & Trust Company acting as trustee.

Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our taxes, our amended and restated memorandum and articles of association will provide that the proceeds from this offering and the sale of the placement units, will not be released from the trust account until the earliest of (a) the completion of our initial business combination; and (b) the redemption of all of our public shares if we have not completed our initial business combination within 12 months, or up to 18 months if we have elected to extend the time to complete our initial business combination, from the closing of this offering. The proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders.

The underwriters are offering the units subject to their acceptance of the units from us and subject to prior sale. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. In addition, the underwriters have advised us that they do not intend to confirm sales to any account over which they exercise discretionary authority. The underwriters expect to deliver the units to the purchasers on or about , 2022.

Sole Book-Running Manager

EF HUTTON

division of Benchmark Investments, LLC

The date of this prospectus is             , 2022

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We are responsible for the information contained in this prospectus. We have not authorized anyone to provide you with different information, and we take no responsibility for any other information others may give to you. We are not, and the underwriters are not, making an offer to sell securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

This prospectus includes estimates regarding market and industry data and forecasts which are based on publicly available information, industry reports and publications, reports from government agencies and management’s estimates based on third-party data. Third-party industry publications and forecasts generally state that the information contained therein has been obtained from sources generally believed to be reliable. We have not independently verified such third-party information. Industry and market data could be inaccurate because of the method by which sources obtained their data and because information cannot be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Such data and estimates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in “Risk Factors.”

Unless otherwise stated in this prospectus, or the context otherwise requires, references to:

●	“amended and restated memorandum and articles of association” refer to our second amended and restated memorandum and articles of association;

●	“Companies Act” are to the Companies Act (As Revised) of the Cayman Islands as the same may be amended from time to time;

●	“directors” are to our current directors and our director nominees named in this prospectus;

●	“equity-linked securities” are to any debt or equity securities that are convertible, exercisable or exchangeable for our Class A ordinary shares issued in connection with our initial business combination including but not limited to a private placement of equity or debt;

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●	“founder shares” are to our Class B ordinary shares;

●	“initial shareholders” are to our sponsor and any other holders of our founder shares prior to this offering;

●	“management” or “management team” are to our executive officers, directors and director nominees;

●	“period to consummate the initial business combination” are to the period within 12 months, or up to 18 months if we have elected to extend the time to complete our initial business combination, from the closing of this offering;

●	“placement shares” are to the shares of our ordinary shares included within the placement units being purchased by our sponsor in the private placement;

●	“placement units” are to the units being purchased by our sponsor, with each placement unit consisting of one placement share and one placement warrant;

●	“private placement” are to the private placement of 511,375 placement units at a price of $10.00 per unit, for an aggregate purchase price of $5,113,750 (or 565,375 units for an aggregate purchase price of $5,653,750 if the over-allotment option is exercised in full), which will occur simultaneously with the completion of this offering;

●	“placement warrants” are to the warrants included within the placement units to be issued to our sponsor in the private placement simultaneously with the closing of this offering;

●	“public shares” are to our Class A ordinary shares sold in this offering;

●	“public shareholders” are to the holders of our public shares, including our sponsor and management team to the extent our sponsor and/or members of our management team purchase public shares, provided that our sponsor’s and each member of our management team’s status as a “public shareholder” will only exist with respect to such public shares;

●

“public warrants” are to our redeemable warrants sold as part of the units in this offering (whether they are purchased in this offering or thereafter in the open market), to the placement warrants if held by third parties other than our sponsor (or permitted transferees), and to any placement warrants issued upon conversion of working capital loans that are sold to third parties that are not initial purchasers of our placement warrants or executive officers or directors (or permitted transferees);

●

“representative shares” refers to the 90,000 Class A ordinary shares (103,500 if the over-allotment option is exercised in full) to be issued as compensation to the representative and/or its designees;

●	“specified future issuance” are to an issuance of a class of equity or equity-linked securities to specified purchasers that we may determine to make in connection with financing our initial business combination;

●	“sponsor” are to Mehana Capital LLC, a Delaware limited liability company, of which certain of our officers and directors are beneficial owners;

●	“trust account” are to the segregated trust account located in the United States with J.P. Morgan Securities LLC and with Continental Stock Transfer & Trust Company acting as trustee, into which we will deposit certain proceeds from this offering and the sale of the placement units;

●	“underwriters” are to EF Hutton, the underwriter of this offering;

●	“warrants” are to our redeemable warrants, which includes the public warrants as well as the placement warrants; and

●	“we,” “us,” “Company” or “our company” are to Pono Capital Three, Inc.

Registered trademarks referred to in this prospectus are the property of their respective owners. We do not intend our use or display of such names or marks to imply relationships with, or endorsements of us by, any other company.

Unless we tell you otherwise, the information in this prospectus assumes that the underwriters will not exercise their over-allotment option.

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SUMMARY

This summary only highlights the more detailed information appearing elsewhere in this prospectus. As this is a summary, it does not contain all of the information that you should consider in making an investment decision. You should read this entire prospectus carefully, including the information under the section of this prospectus entitled “Risk Factors” and our financial statements and the related notes included elsewhere in this prospectus, before investing.

Our Company

We are a newly organized blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to throughout this prospectus as our initial business combination. We have not selected any potential business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any potential business combination target.

We believe that there are many target companies that could become attractive public companies and we will seek a target in the disruptive technology sector with a spotlight on companies in Asia with Japan in particular. Japan is home to some well-known companies, particularly in the area of consumer electronics.1 In recent years, more than half of Japanese companies have net cash versus 10-20% in western developed markets – and the ability of businesses to increase dividends and share buybacks, which could see greater value ascribed to shares.2 Japanese stocks are therefore becoming interesting for investors seeking a secure and growing dividend income, and ideally some growth on top.3 The dividend yield exceeds that of the US market, but on average Japanese businesses are only paying out a third of profits as dividends, so there is significant room for pay-outs to grow.3 While we may pursue an initial business combination target in any industry or geographic region, we will seek to capitalize on the operational and investment experience of our management team and focus on disruptive technology companies that we believe have significant growth prospects and the potential to generate attractive returns for our shareholders. We expect to focus on identifying potential target companies with above-industry-average growth, and a defensible market position where our management team’s operational, strategic, or managerial expertise can assist in maximizing value.

We intend to pursue opportunities with private, high-quality growth companies addressing large market opportunities with a company that is driving its growth through technology. We will use our management team’s combined experience in sourcing transactions, understanding and conducting due diligence on new breakthrough technologies and developing management teams in order to seek to identify and negotiate a combination with an exceptional business across the following industries: enterprise security and operations applications, cloud-based content and digital streaming services, drone technology and service, AI companies, consumer healthcare and wellness, biomedical technology, entertainment/gaming companies, distance learning, online retail and e-sports companies. Our expectation is that our ultimate target will be a category defining company that is leveraging technology in large, growing, or established markets led by exceptional management teams.

We believe that now is a particularly attractive time to pursue a business combination particularly in Japan which has been underrepresented in the SPAC acquisition market despite its ranking as the world’s third largest economy.

1 https://www.statista.com/topics/6624/consumer-electronics-industry-in-japan/#dossierKeyfigures and https://www.listcompany.org/Consumer_Electronics_In_Japan.html

2 https://www.charles-stanley.co.uk/group/cs-live/could-japan-be-top-market-2021 and https://www.privateequityinternational.com/stars-align-for-japanese-private-equity/

3 https://www.charles-stanley-direct.co.uk/News_Features_Research/could-japan-be-top-market-2021/

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We believe the traditional IPO and direct listing processes are not designed for these types of companies to execute on their ambitious strategies. We believe using a SPAC structure is a disruptive alternative to, and creates more efficiencies than, the traditional IPO approach. We also believe that because the industries in which we have particular expertise, and in which we will seek to identify a potential business combination target, are often overlooked by traditional venture capital, public equity and private equity investors, many high-quality companies in these industries are not well suited to a traditional IPO, direct listing or private equity buyout transaction. Therefore, we believe our focus on these particular industries will provide unique access to the highest quality companies and management teams and a substantial number of proprietary business combination opportunities. Our mission is to create a better solution to the conventional IPO for these high growth, disruptive technology and technology-enabled companies, which addresses their needs for capital and liquidity, while overcoming the key points of friction in the traditional IPO path in particular for businesses in Japan.

We believe our expertise will make us an attractive partner for companies seeking a clear and efficient path to listing their shares with a significant degree of funding certainty including high-quality companies in Japan where certain of the Company’s officers and directors are familiar with Japanese business and M&A culture, which will have an impact on the dynamics of a business combination. There are a large number of companies that desire to have publicly-traded shares to provide liquidity to investors and employees, create a currency for mergers and acquisitions and access to equity capital markets. We may seek to combine with businesses owned by our founder and minority investors, although we may consummate a transaction with businesses controlled by private equity investors or family-owned businesses, which means there is a wide universe of potential partners. We believe our understanding of private deal execution and public capital markets, and valuation dynamics in both markets, make us uniquely positioned to identify and execute a business combination with a growth orientation.

Our Management Team

Our management team is led by Davin Kazama, our Chief Executive Officer and Director, Gary Miyashiro, our Chief Financial Officer, and Dustin Shindo, our Chairman of the Board, who will be supported by Pono Capital Three, Inc.’s independent directors, sponsor, accountants and legal counsel, as further described below. We believe our management team is well positioned to identify and evaluate businesses within the technology industry that would benefit from being a public company and from access to our expertise. We believe we can achieve this mission by utilizing our team’s extensive experience in growing and operating technology companies as well as our broad network of contacts in the technology sector.

Davin Kazama, Chief Executive Officer and Director

Mr. Kazama is an entrepreneur with a wealth of experience in the fields of finance, real estate development, financial advising, and tax-efficient investment strategies. He is a seasoned professional in raising capital from angel investors and venture capitalists alike. Since 2012, Mr. Kazama has been the Founder and Manager of Driven PV LLC, which develops and manages clean energy systems. In this position, he educates and consults parties on clean energy products and the benefits of such products, including tax incentives and business structuring. He also manages relationships with investors and offtakes, oversees maintenance of the company, and performs accounting responsibilities. From 2011 to 2013, Mr. Kazama served as an Advisor to Kai Medical, Inc. In these roles, he was responsible for raising angel and venture capital investment, managing relationships with the investor base, advising investors on tax-efficient strategies, and preparing financial reports. From 2007 to 2010, Mr. Kazama served as Chief Operating Officer (“COO”) of Kai Medical, Inc., an award-winning developer of state-of-the-art medical technology. As the Founder and Manager of Kai Clothing LLC from 2004 to 2009, Mr. Kazama established numerous strategic partnerships with some of Hawaii’s most reputable companies and ultimately negotiated the sale of the company in 2009. Mr. Kazama holds a Bachelor of Business Administration degree from the University of Puget Sound (1998), an Executive Master of Business Administration degree from the University of Hawaii at Manoa (2003), and a Master of Liberal Arts (ALM) in Extension Studies in Finance at Harvard University (2022).

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Gary Miyashiro, Chief Financial Officer

Mr. Miyashiro is a skilled Certified Public Accountant (“CPA”) with over 30 years of experience. Since January 2011, Mr. Miyashiro has served as a President at MC Group Hawaii, Inc., Manoa Consulting Group’s successor, where he performs professional services to the public in the areas of assurance, taxation, and accounting. He also served as a Member of Manoa Consulting Group, LLC from November 2002 to December 2010, where Mr. Miyashiro performed the same functions. From May 2001 to October 2002, Mr. Miyashiro served as CFO and Treasurer of Island Title Corporation, during which he directed all financial operations and maintained the internal control structure. From March 1999 to April 2001, Mr. Miyashiro then served as Vice President of GE Capital Hawaii, Inc., where he was responsible for planning, organizing, and directing the company’s financial reporting, accounting, and tax operations. From August 1990 to March 1999, Mr. Miyashiro began his career with Grant Thornton LLP where he performed and coordinated financial statement attest services, supervised audits, performed multiple-level consolidations, tax accruals, and the presentation of financial statements. Mr. Miyashiro holds a Bachelor of Business Administration degree from the University of Hawaii at Manoa. He is a member of the American Institute of Certified Public Accountants, the Hawaii Association of Public Accountants, the Hawaii Society of Public Accountants, the National Society of Accountants, and the State of Hawaii Board of Public Accountancy.

Dustin Shindo, Chairman of the Board

Mr. Shindo is an entrepreneur, executive, technologist, and a seasoned advisor with more than 25 years of industry experience. Mr. Shindo currently serves as the managing member of our sponsor. Mr. Shindo also currently serves as Chief Executive Officer of Pono Capital Corp (NASDAQ: PONO) and the managing member of Pono Capital Corp’s sponsor, Mehana Equity LLC. Mr. Shindo has also been retained for a number of consulting positions since July 2014 for companies working in the health care, travel, technology, construction, and non-profit industries through Mehana LLC. Recently, Mr. Shindo started Joynable Corporation, a software company. Mr. Shindo is also the Vice President and director of Perfect Game Hawaii, a non-profit entity supporting baseball. Mr. Shindo served as the Chief Executive Officer and co-founder of Junify Corporation from September 2016 to June 2022, a company operating in California and Japan to offer zero trust network access software (software defined border) to help companies better secure their cloud resources. From December 2012 to December 2018, Mr. Shindo served as the Chief Executive Officer of Pono Health based in California, Washington, and Hawaii, where he provided consulting, data management, analytics, and software development services. Pono Health was the primary entity of Pono Corporation, founded in December 2012. Mr. Shindo managed healthcare data for individuals in Hawaii and for clinics in Washington, Oregon and Arizona. Mr. Shindo also developed an analytics platform used to calculate gaps in care, cost savings, and other health metrics.

From March 2001 to March 2010, Mr. Shindo served as the Chief Executive Officer of Hoku Scientific based in Honolulu, Hawaii, where he led the company through an IPO on the NASDAQ Global Market and signed customer contracts totaling $2+ billion. From December 1995 to August 1997, Mr. Shindo served as the President of Mehana Brewing Company based in Hilo, Hawaii. In June 1995, Mr. Shindo received his Bachelor of Art’s degree in Accounting/Finance/Marketing at University of Washington based in Seattle, Washington. In May 1999, Mr. Shindo received his Master’s in Business Administration at Darden Graduate School of Business Administration, University of Virginia based in Charlottesville, Virginia. In August 2015, Mr. Shindo completed the SEP program at Stanford Graduate School of Business, Stanford University.

Our Independent Director Nominees

Our efforts to seek a suitable business combination target will be complemented and augmented by the expertise and network of relationships of our directors, who each have extensive experience in business and financial matters. In addition to our seasoned executive team, we have assembled a strong group of directors. The board is expected to be comprised of five individuals. These individuals bring together a breadth of operating experience, industry connectivity and proprietary access to leading companies that enhance our value proposition. Our board will be a driving force in our efforts to identify a target and effect a business combination and may invest personal capital in the transaction. The Company’s independent director nominees’ bios are presented here.

Kotaro Chiba, Independent Director

Kotaro Chiba has agreed to serve as an independent director. Mr. Chiba currently serves as an Independent Director of Pono Capital Corp (NASDAQ: PONO) and Pono Capital Two, Inc. (NASDAQ: PTWO). Mr. Chiba is also the founder and General Partner of Chiba Dojo Fund, a venture capital based fund in Tokyo focusing its investing on Internet and IOT related start-ups since September 2019. Before launching the Chiba Dojo Fund, Mr. Chiba founded and continues to serve as the General Partner of the Drone Fund since in June 2017. The Drone Fund is a venture capital-based fund in Tokyo focusing its investment on drones and air mobility start-ups. The Drone Fund aims to create a drone and air-mobility enabled society. One of the Drone Fund’s portfolio companies went public on the Tokyo Mothers Market in December 2019—the first drone company to make an IPO in Japan. As an angel investor, Mr. Chiba has invested in more than 60 startups and 40 VC funds in Internet markets and other fields. Mr. Chiba also currently serves as Director of various mobility and technology companies, including: Aeronext since April 2017, Aerwins Technologies, formerly known as A.L.I. Technologies, Inc., since December 2017, Prodrone Co. Ltd. since October 2020, teTra aviation since May 2020, and VFR since October 2021.

Prior to that, Mr. Chiba was the co-founder, Executive Vice President and director from January 2009 to July 2016 with COLOPL Inc., which focused on mobile gaming services on smartphone applications as well as VR services and location data analysis consulting services, research service dedicated to smartphones. In 2012, he helped lead the company’s listing on the Tokyo Stock Exchange (Mothers) and then in 2014 led the company to a US$4 billion IPO on the Tokyo Exchange market (first section). Prior to that, Mr. Chiba was the founder and director from January 2000 to March 2007 for K Laboratory Inc. (now KLab Inc.) that develops mobile games and online games. Before joining KLab Inc., Mr. Chiba was a mobile web media planner from April 1997 to December 1999 for Recruit Co. Ltd., which is Japan’s largest recruitment company and provides services such as job advertising, temporary staffing, sales promotion, and IT solution.

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Since April 2019, Mr. Chiba has been a guest Professor at Keio University, a research-oriented campus located in the city of Fujisawa, Kanagawa Prefecture, Japan where he teaches students to become technology innovators. Mr. Chiba is Keio University, SFC Campus graduate, in March 1997, with a Bachelor of Arts in Environment and Information Studies. He is also the first domestic customer of Honda Jet in Japan and holds a private pilot license (FAA Japan).

Mike Sayama, Ph.D., Independent Director

Dr. Mike Sayama has agreed to serve as an independent director. Dr. Sayama was formerly the Executive Director of Community First since it was established in July 2016 until January 2021. As the founding executive director, he was responsible for operations, developing a strategic plan for an accountable health community in East Hawaii, community relations, and fund raising. From January 2021 to June 2021 he served as the Director of Strategy to facilitate the transition to a new management team.

From October 2013 to December 2018, Dr. Sayama served as a Vice President at Pono Health and was Director of Learning Health Homes, a project where he was responsible for managing the East Hawaii Independent Physicians Association and implementing a data platform integrating health plan, hospital, and physician data. Dr. Sayama also facilitated the reorganization of EHI and development of its strategic direction. Community First, a 501(c) 3 non-profit, which serves as a neutral forum for healthcare stakeholders in East Hawaii, grew out of the Learning Health Homes Initiative.

From August 1997 to October 2013, Dr. Sayama served as a Vice President of the Hawaii Medical Service Association, first in Health Benefits Management and then in Customer Relations. In the first position, he streamlined preauthorization and appeal processes, including the elimination of preauthorization for inpatient admissions without increase in inpatient utilization. In his second position he established call centers in Hilo which stabilized the call center work force and improved the timeliness and accuracy of customer service.

From April 2001 to April 2005, Dr. Sayama was a Director on the City Bank Board, and from April 2005 to April 2009, was a Director on the Boards of Central Pacific Bank and Central Pacific Financial Corporation. He currently serves on the board of Pono Capital Corp (NASDAQ: PONO) and Pono Capital Two, Inc. (NASDAQ: PTWO).

Regarding education: In May 1975, he received his Bachelor of Arts degree in Psychology from Yale University, and in August 1979, his Master of Arts degree in Clinical Psychology from University of Michigan. In August 1982, Dr. Sayama received his Ph.D. degree in Clinical Psychology from University of Michigan. He is the author of several books on psychotherapy and Zen Buddhism.

His community service includes having been a Director on the Bay Clinic Board (the Federally Qualified Health Center in East Hawaii) and currently serving as the Abbot of Chozen-ji, International Zen Dojo.

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Trisha Nomura, Independent Director and Chairperson of the Board’s Audit Committee

Trisha Nomura has agreed to serve as an independent director and Chairwoman of our audit committee. Ms. Nomura currently serves as the CFO of Pono Capital Corp (NASDAQ: PONO) and as an independent director of Pono Capital Two, Inc. (NASDAQ: PTWO). Since July 2018, Ms. Nomura has owned a consulting firm, Ascend Consulting, LLC. Prior to opening her own firm, Ms. Nomura worked in both public accounting and private industry. Ms. Nomura was the Chief Operating Officer of HiHR from July 2015 to December 2016, and the Vice President of Strategic Services from May 2014 to July 2015. Ms. Nomura also served as the Chief People Officer of ProService Hawaii from January 2017 to June 2018. Ms. Nomura began volunteering with the HSCPA since 2010 through the YCPA Squad, has been the Treasurer of Kaneohe Little League since 2013, and is a member of the AICPA, where she was selected to attend the Leadership Academy, has served as an at-large Council member and is now proudly serving on the Association Board of Directors. Ms. Nomura is a CPA, not in public practice, and a CGMA. She is a graduate of Creighton University, where she obtained her Bachelor of Science in Business Administration in accounting, and of the University of Hawaii at Manoa, where she earned her Master of Accountancy degree.

On May 17, 2022, our sponsor acquired 2,875,000 founder shares, and on December 22, 2022, our sponsor acquired an additional 2,060,622 founder shares for an aggregate purchase price of $25,206, or approximately $0.005 per share. The founder shares will be convertible into Class A ordinary shares at a ratio of one to one, as described elsewhere in this prospectus. Our officers and directors have a significant economic interest in our sponsor. As a result of the low acquisition cost of our founder shares, our sponsor, its affiliates and our management team could make a substantial profit even if we select and consummate an initial business combination with an acquisition target that subsequently declines in value or is unprofitable for our public shareholders. Thus, such parties may have more of an economic incentive for us to enter into an initial business combination with a riskier, weaker-performing or financially unstable business, or an entity lacking an established record of revenues or earnings, than would be the case if such parties had paid the full offering price for their founder shares.

Notwithstanding our founder’s and management team’s past experiences, past performance is not a guarantee (i) that we will be able to identify a suitable candidate for our initial business combination or (ii) that we will provide an attractive return to our shareholders from any business combination we may consummate. You should not rely on the historical record of our management’s performance as indicative of our future performance.

Each of our officers and directors may become an officer or director of another special purpose acquisition company with a class of securities intended to be registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, even before we have entered into a definitive agreement regarding our initial business combination. For more information, see the section of this prospectus entitled “Management — Conflicts of Interest” and see “Risk Factors.”

Our Business Strategy

Our business strategy is to identify and complete our initial business combination with a company that can benefit from (i) the managerial and operational experience of our management team, (ii) additional capital, and (iii) access to public securities markets. We plan to leverage our management team’s network of growing companies where we believe a combination of our relationships, knowledge and experience in the technology sector could effect a positive transformation or augmentation of existing businesses to improve their overall value.

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The company’s focus is on emerging growth technology companies that are well positioned for the recent changes in how businesses operate or how and what consumers buy. These changes have accelerated over the past year. Industries that fit this well, include but are not limited to, enterprise security and operations applications, cloud-based content and digital streaming services, drone technology and service, AI companies, consumer healthcare and wellness, biomedical technology, entertainment/gaming companies, distance learning, online retail and e-sports companies.

We believe that the way businesses and consumers operate, make decisions, and spend has forever been changed because of the pandemic. These changes have accelerated an already growing digital transformation trend in businesses and reshaped consumer behavior. In particular, we have seen significant changes to distributed work, entertainment, and services that push value points from physical locations to more distant endpoints, most often homes.

There is no geographic limitation to the location of targets, as these types of opportunities are not necessarily bound by geography. We do believe that there are attractive business combination candidates in East Asia, particularly Japan. There are many growing technology companies there that are looking to the US for both opportunities and capital. We believe that a US-based company with a listing and capital would be an ideal fit for one of those companies. Such a connection would unlock value and increase growth opportunities for the right growing technology company.

We have existing relationships with a number of growing companies looking for an opportunity to create liquidity for current investors and currency to acquire other companies. This provides us numerous opportunities and we would be well positioned given the difficulty in bridging technology and/or capital opportunities between the East and West. Further, we believe that the management team and board member’s extensive background, careers, reputations, and relationships in cross border business experience gives us the insight and position to identify the ideal targets for a business combination that creates long-term opportunity and value growth and to complete the business combination.

We believe that many of the companies in our target industries understand the risks of delay and uncertainty in their given markets and would welcome the opportunity to raise capital and have a US public listing sooner. Further, like in many rapidly growing industries, many of these companies operate in fragmented markets and see an opportunity to consolidate and grow value within their vertical through acquisition using their publicly traded stock as a currency.

Our Acquisition Philosophy

Our acquisition philosophy is rooted in several core tenets, consistent with those that have been utilized in the past by members of our management team as they have evaluated investment opportunities:

●	Large and Growing Addressable Market: Our management team will prioritize investing in large and growing industries that are poised for disruption by new technologies. We will look for both large problems amenable to technology solutions as well as businesses able to scale to meet the market.

●	Proprietary Technology Advantage: We will seek businesses protected by proprietary technology advantages, especially scientific breakthroughs and intellectual property. We believe that significant technology innovation provides for years of durable, compounding growth and expanding margins.

●	Scaling Business with Compelling Growth Opportunity: While we are primarily focused on the topline growth potential, we will seek to acquire a company which has achieved sufficient technology and business maturity while still maintaining significant runway to capture share in a large addressable market. We will look for favorable secular trends and attractive unit economics which can be further enhanced as the business grows.

●	World Class Management Teams: We will seek to partner with creative and ambitious management teams that have a track record of success to help them execute their vision.

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Our Investment Philosophy

Our investment philosophy is supported by what we believe are the following trends in our target sectors:

●	Leading up to the pandemic growth in remote work increased 44% over five years and 91% over 10 years on a worldwide basis.[5]

●	More than one-third of firms that had employees switch to remote work during the pandemic believe that it will remain more common at their company even after the COVID-19 crises ends according to a Harvard Business School study. [6]

●	The global commercial drone market was valued at $13.4 billion in 2020 and is expected to expand at a compound annual growth rate (CAGR) of 20.18% from 2018 to 2028, and is estimated to reach over $129.3 billion by 2028.[7]

●	The gaming market is poised to grow by $125.65 billion during 2021-2025, progressing at a CAGR of over 12% during the forecast period.[8]

Our compelling investment philosophy is combined with our management team’s approach to investing:

●	Timely and Impactful: We will look for companies and founders pursuing significant technology innovation that have the potential to have a significant positive impact on the world

●	Brief Innovation Cycles: We will look for rapid innovation cycles so proof points and results are available quickly. Large, capital-intensive products heighten the technology risk.

●	Long Investment Prospects: When evaluating a business opportunity, we will analyze the company’s breadth and to the extent it continues to expand as future product and financial implications that may have in the fullness of time. We intend to seek businesses with long and clear runways for compound growth.

●	Opportunity to be Additive: We are active partners in the company-building business. We intend to seek an acquisition where our involvement will unlock outsized returns.

These foregoing criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular initial business combination may be based, to the extent relevant, on these general guidelines as well as other considerations, factors and criteria that our management team may deem relevant. In the event that we decide to enter into our initial business combination with a target business that does not meet the above criteria and guidelines, we will disclose that the target business does not meet the above criteria in our shareholder communications related to our initial business combination, which, as discussed in this prospectus, would be in the form of proxy solicitation materials or tender offer documents that we would file with the SEC.

Following the initial business combination, we expect to help the post-business combination entity continue its growth trajectory for many years to come. We expect to collaborate with management on a number of initiatives, including, but not limited to, navigating the public markets, mergers and acquisitions, capital allocation decisions, talent acquisition, and broadening their network of potential partners and customers. We believe our team’s track record of success and support of management teams will make us a partner of choice for a high-quality business.

Our Acquisition Process

In evaluating a potential target business, we expect to conduct a comprehensive due diligence review to seek to determine a company’s quality and its intrinsic value. That due diligence review may include, among other things, financial statement analysis, detailed document reviews, technology diligence, multiple meetings with management, consultations with relevant industry and academic experts, competitors, customers and suppliers, as well as a review of additional information that we will seek to obtain as part of our analysis of a target company.

5https://miro.com/guides/remote-work/statistics#:~:text=While%20demand%20for%20remote%20jobs,a%20pretty%20big%20growth%20trend.

6 https://hbswk.hbs.edu/item/how-much-will-remote-work-continue-after-the-pandemic

7 https://www.grandviewresearch.com/industry-analysis/global-commercial-drones-market and https://www.globenewswire.com/news-release/2018/08/27/1557151/0/en/Drones-Market-Size-to-Mushroom-to-129-300-Mn-by-2028-at-20-18-CAGR-Security-Concerns-to-Carry-Drone-Industry-to-New-Heights.html#:~:text=The%20global%20drones%20market%20size%20can%20touch%20over,20.18%25%20CAGR%20from%202018%20to%202028%20%28forecast%20period%29.

8 https://finance.yahoo.com/news/global-gaming-market-growth-interactive-032000299.html

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We expect to place significant emphasis on a business combination target’s technology and intellectual property as part of our acquisition evaluation process, consistent with the investment approach of our management team. This due diligence may include the engagement of multiple technical experts across both industry and academia to review the technology, participation in joint due diligence meetings with these technical experts and management, as well as detailed intellectual property due diligence, to determine the nature and quality of a company’s technology innovation.

We are not prohibited from pursuing an initial business combination with a business that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a business that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, will obtain an opinion from either an independent investment banking firm that is a member of the Financial Industry Regulatory Authority (“FINRA”) or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, in the event that we seek such a business combination, we would establish a special committee consisting of the independent members of our board of directors to coordinate the process for considering and approving the transaction.

Members of our management team, including our officers and directors, will directly or indirectly own our securities following this offering and, accordingly, may have a conflict of interest in determining whether a particular target company is an appropriate business with which to effectuate our initial business combination. Each of our officers and directors, as well as our management team, may have a conflict of interest with respect to evaluating a particular business combination, including if the retention or resignation of any such officers, directors, and management team members was included by a target business as a condition to any agreement with respect to such business combination.

We have not selected any specific business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any business combination target.

Each of our directors, director nominees and officers presently have and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, subject to his or her fiduciary duties under Cayman Islands law, if any of our officers or directors becomes aware of an acquisition opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she may need to honor his or her fiduciary or contractual obligations to present such acquisition opportunity to such entity, and only present it to us if such entity rejects the opportunity.

Our amended and restated memorandum and articles of association will provide that, subject to his or her fiduciary duties under Cayman Islands law, no director or officer shall be disqualified or prevented from contracting with the company nor shall any contract or transaction entered into by or on behalf of the company in which any director shall have an interest be liable to be avoided provided that such interest has been disclosed to the other directors. A director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of such interest shall be disclosed at or prior to its consideration or any vote thereon by the board of directors. We do not believe, however, that any fiduciary duties or contractual obligations of our directors or officers would materially undermine our ability to complete our business combination.

Our founder, sponsor, officers, and directors may sponsor, form or participate in other blank check companies similar to ours during the period in which we are seeking an initial business combination. Any such companies may present additional conflicts of interest in pursuing an acquisition target, particularly in the event there is overlap among investment mandates. Moreover, our founder, sponsor, officers, and directors may sponsor, form or participate in other blank check companies in the future.

In addition, our founder, sponsor, officers, and directors are not required to commit any specified amount of time to our affairs and, accordingly, will have conflicts of interest in allocating management time among various business activities, including identifying potential business combinations and monitoring the related due diligence.

Initial Business Combination

Nasdaq rules require that we complete one or more initial business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on interest earned on the trust account) at the time of our signing a definitive agreement in connection with our initial business combination. Our board of directors will make the determination as to the fair market value of our initial business combination.

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If our board of directors is not able to independently determine the fair market value of our initial business combination, we will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. While we consider it unlikely that our board of directors will not be able to make an independent determination of the fair market value of our initial business combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of a target’s assets or prospects.

We anticipate structuring our initial business combination so that the post-transaction company in which our public shareholders own shares will own or acquire 100% of the equity interests or assets of the target business or businesses. We may, however, structure our initial business combination such that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business for the post-acquisition company to meet certain objectives of the target management team or shareholders or for other reasons, but we will only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires an interest in the target or assets sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act of 1940, as amended.

Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our shareholders prior to the initial business combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the initial business combination. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our shareholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of net assets test. If the initial business combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses and we will treat the target businesses together as the initial business combination for the purposes of a tender offer or for seeking shareholder approval, as applicable.

The net proceeds of this offering and the sale of the placement units released to us from the trust account upon the closing of our initial business combination may be used as consideration to pay the sellers of a target business with which we complete our initial business combination. If our initial business combination is paid for using equity or debt securities, or not all of the funds released from the trust account are used for payment of the consideration in connection with our initial business combination or used for redemption of our public shares, we may use the balance of the cash released to us from the trust account following the closing for general corporate purposes, including for maintenance or expansion of operations of the post-transaction businesses, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, to fund the purchase of other companies or for working capital. In addition, we may be required to obtain additional financing in connection with the closing of our initial business combination to be used following the closing for general corporate purposes as described above.

There is no limitation on our ability to raise funds through the issuance of equity or equity-linked securities or through loans, advances or other indebtedness in connection with our initial business combination, including pursuant to forward purchase agreements or backstop agreements we may enter into following consummation of this offering. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our initial business combination. At this time, we are not a party to any arrangement or understanding with any third party with respect to raising any additional funds through the sale of securities or otherwise. None of our sponsors, officers, directors or shareholders is required to provide any financing to us in connection with or after our initial business combination. We may also obtain financing prior to the closing of our initial business combination to fund our working capital needs and transaction costs in connection with our search for and completion of our initial business combination.

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Corporate Information

Our executive offices are located at 643 Ilalo Street, #102, Honolulu, Hawaii 96813 and our telephone number is (808) 892-6611.

We are a Cayman Islands exempted company. Exempted companies are Cayman Islands companies conducting business mainly outside the Cayman Islands and, as such, are exempted from complying with certain provisions of the Companies Act. As an exempted company, we have applied for and received a tax exemption undertaking from the Cayman Islands government that, in accordance with the Tax Concessions Act (As Revised) of the Cayman Islands, for a period of 30 years from the date of the undertaking, no law which is thereafter enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to us or our operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of our shares, debentures or other obligations or (ii) by way of the withholding in whole or in part of any relevant payment as defined in the Tax Concessions Act.

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of this offering, (b) in which we have total annual gross revenue of at least $1.235 billion (as adjusted for inflation pursuant to SEC rules from time to time), or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A ordinary shares that is held by non-affiliates equals or exceeds $700.0 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” will have the meaning associated with it in the JOBS Act.

Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of any fiscal year for so long as either (1) the market value of our Class A ordinary shares held by non-affiliates did not equal or exceed $250.0 million as of the prior June 30, or (2) our annual revenues did not exceed $100.0 million during such completed fiscal year and the market value of our Class A ordinary shares held by non-affiliates did not equal or exceed $700.0 million as of the prior June 30.

THE OFFERING

In deciding whether to invest in our securities, you should take into account not only the backgrounds of the members of our management team, but also the special risks we face as a blank check company and the fact that this offering is not being conducted in compliance with Rule 419 promulgated under the Securities Act. You will not be entitled to protections normally afforded to investors in Rule 419 blank check offerings. You should carefully consider these and the other risks set forth in the section below of this prospectus entitled “Risk Factors.”

Securities offered	10,000,000 units, at $10.00 per unit, each unit consisting of:

	●	one Class A ordinary shares; and

	●	one redeemable warrant.

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Nasdaq symbols	Units: “PTHRU” Class A ordinary shares: “PTHR” Warrants: “PTHRW”

Trading commencement and separation of Class A ordinary shares and warrants	The units are expected to begin trading on or promptly after the date of this prospectus. We expect the Class A ordinary shares and warrants comprising the units will begin separate trading on the 52nd day following the date of this prospectus (or if such date is not a business day, the following business day, unless the underwriters permits earlier trading), subject to our having filed the Current Report on Form 8-K described below and having issued a press release announcing when such separate trading will begin. Once the Class A ordinary shares and warrants commence separate trading, holders will have the option to continue to hold units or separate their units into the component securities. Holders will need to have their brokers contact our transfer agent in order to separate the units into Class A ordinary shares and warrants. No fractional warrants will be issued upon separation of the units and only whole warrants will trade.

In no event will the Class A ordinary shares and warrants be traded separately until we have filed a Current Report on Form 8-K with the SEC containing an audited balance sheet reflecting our receipt of the gross proceeds at the closing of this offering. We will file the Current Report on Form 8-K promptly after the closing of this offering, which closing is anticipated to take place three business days from the date of this prospectus. If the underwriters’ over-allotment option is exercised following the initial filing of such Current Report on Form 8-K, a second or amended Current Report on Form 8-K will be filed to provide updated financial information to reflect the exercise of the underwriters’ over-allotment option.

Units:

Number outstanding before this offering	0

Number of placement units to be sold in a private placement simultaneously with this offering	511,375

Number outstanding after this offering	10,511,375(1)

Ordinary shares:

Number outstanding before this offering	0 Class A ordinary shares and 4,935,622 Class B ordinary shares (founder shares)(2)

Number outstanding after this offering	10,601,375 Class A ordinary shares and 4,291,845 Class B ordinary shares(1)(3)

Redeemable Warrants:

Number outstanding before this offering and the private placement	0

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Number of warrants to be outstanding after this offering and the private placement	10,511,375(1)(4)

Exercisability	Each whole warrant is exercisable to purchase one share of our Class A ordinary shares. Only whole warrants are exercisable. No fractional warrants will be issued upon separation of the units and only whole warrants will trade.

We structured each unit to contain a whole warrant exercisable for one Class A ordinary shares. Many special purpose acquisition companies issue units which contain less than one whole warrant, which would decrease the dilutive effect of their warrants relative to our structure. This may make us a less attractive initial business combination partner for target businesses.

1 Assumes no exercise of the underwriters’ over-allotment option and the forfeiture by our sponsor of an aggregate of 643,777 founder shares.

2 Includes up to an aggregate of 643,777 shares that are subject to forfeiture by our sponsor depending on the extent to which the underwriters’ over-allotment option is exercised.

3 Comprised of 10,601,375 Class A ordinary shares (including 511,375 placement shares and 90,000 representative shares) and 4,291,845 founder shares. The founder shares are convertible into our Class A ordinary shares on a one-for-one basis, subject to adjustment as described herein adjacent to the caption “Founder shares conversion and anti-dilution rights.”

4 Includes 10,000,000 public warrants and 511,375 placement warrants.

Exercise Price	$11.50 per share, subject to adjustment as described herein. In addition, if (x) we issue additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per Class A ordinary shares (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our sponsor or its affiliates, without taking into account any founder shares held by our sponsor or its affiliates, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of our Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which we consummate our initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described adjacent to “Redemption of warrants when the price per Class A ordinary shares equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

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Exercise Period	The warrants will become exercisable 30 days after the completion of our initial business combination;

provided, that we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder.

We are not registering the Class A ordinary shares issuable upon exercise of the warrants at this time. However, we have agreed that, as soon as practicable, but in no event later than 20 business days after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement.

If a registration statement covering the issuance of the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

Notwithstanding the above, if our Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, and in the event we do not so elect, we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The warrants will expire at 5:00 p.m., New York City time, five years after the completion of our initial business combination or earlier upon redemption or liquidation and dissolution of the Company if it cannot consummate a business combination with 12 months, or up to 18 months if we elect to extend the time to complete our initial business combination from the closing of this offering. On the exercise of any warrant, the warrant exercise price will be paid directly to us and not placed in the trust account.

Redemption of warrants when the price per Class A ordinary shares equals or exceeds $18.00	Once the warrants become exercisable, we may redeem the outstanding warrants:

●	in whole and not in part;

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●	at a price of $0.01 per warrant;
●	upon a minimum of 30 days’ prior written notice of redemption, which we refer to as the 30-day redemption period; and
●	if, and only if, the reported closing price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

We will not redeem the warrants unless a registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of Class A ordinary shares upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such Class A ordinary shares under the blue-sky laws of the state of residence in those states in which the warrants were offered by us in this offering.

If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our shareholders of issuing the maximum number of Class A ordinary shares issuable upon the exercise of our warrants. In such event, each holder would pay the exercise price by surrendering the warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” for this purpose shall mean the average reported last sale price of the Class A ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

Founder shares

As of the date hereof, our sponsor holds 4,935,622 founder shares, 643,777 of which are subject to forfeiture if the underwriters’ over-allotment option is not exercised. The number of founder shares issued and outstanding was determined based on the expectation that the founder shares would represent 30% of the outstanding shares after this offering (excluding the placement units and underlying securities and the Class A ordinary shares to be issued to the underwriters as compensation).

As such, our initial shareholders will collectively own 32.25% of our issued and outstanding shares after this offering (including the placement shares to be issued to the sponsor and assuming they do not purchase any units in this offering). None of our sponsor, officers or directors have expressed an intention to purchase any units in this offering.

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We will effect a stock dividend or share contribution prior to this offering should the size of the offering change, in order to maintain such percentage ownership. The founder shares are identical to the Class A ordinary shares included in the units being sold in this offering, except that:

●	prior to our initial business combination, only holders of the founder shares have the right to vote on the appointment of directors and holders of a majority of our founder shares may remove a member of the board of directors for any reason by ordinary resolution;

●	the founder shares are subject to certain transfer restrictions, as described in more detail below;
●	the founder shares are entitled to registration rights; and

●	our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination, (ii) waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association to (A) modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to any other provision relating to the rights of holders of our Class A ordinary shares and, (iii) waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within 12 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame and (iv) vote any founder shares held by the and any public shares purchased during or after this offering (including in open market and privately-negotiated transactions) in favor of our initial business combination.

●	If we submit our initial business combination to our public shareholders for a vote, we will complete our initial business combination only if we obtain the approval of an ordinary resolution being the affirmative vote of at least a majority of the votes cast by the holders of our ordinary shares who are present in person or represented by proxy and entitled to vote thereon at the shareholder meeting held to vote on our initial business combination. As a result, in the event that only the minimum number of shares representing a quorum is present at a shareholders’ meeting held to vote on our initial business combination, in addition to our founder shares, we would need no additional public shares sold in this offering to be voted in favor of an initial business combination in order to have our initial business combination approved (assuming the over-allotment option is not exercised, and that the initial shareholders do not purchase any units in this offering or units or shares in the after-market and the representative shares are voted in favor of the initial business combination). In the event that all of our ordinary shares are voted, in addition to our initial shareholders’ founder shares and placement shares, we would need 2,643,391 or 26.43%, of the 10,000,000 public shares sold in this offering to be voted in favor of an initial business combination in order to have our initial business combination approved (assuming the over-allotment option is not exercised, the initial shareholders do not purchase any units in this offering or units or shares in the after-market and the representative shares are voted against of the initial business combination).

●	The founder shares will automatically convert into our Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof as described below adjacent to the caption “Founder shares conversion and anti-dilution rights” and in our amended and restated memorandum and articles of association.

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Transfer restrictions on founder shares	Our initial shareholders have agreed not to transfer, assign or sell any of their founder shares (or Class A ordinary shares issuable upon conversion thereof) until the earlier to occur of: (A) six (6) months after the completion of our initial business combination and (B) subsequent to our initial business combination, if the reported last sale price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or if we complete a transaction after our initial business combination which results in all of our shareholders having the right to exchange their shares for cash, securities or other property. after our initial business combination (except as described herein under the section of this prospectus entitled “Principal Shareholders — Restrictions on Transfers of Founder Shares and placement units”). Any permitted transferees will be subject to the same restrictions and other agreements of our initial shareholders with respect to any founder shares. We refer to such transfer restrictions throughout this prospectus as the lock-up.

Founder shares conversion and anti-dilution rights	The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the consummation of our initial business combination on a one-for-one basis, subject to adjustment for share subdivisions, share dividends, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in this prospectus and related to the closing of the initial business combination, the ratio at which Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 30% of the sum of the total number of all ordinary shares outstanding upon the completion of this offering (excluding the placement warrants and underlying securities and the representative shares) plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the initial business combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial business combination or any private placement-equivalent units and their underlying securities issued to our sponsor or its affiliates upon conversion of working capital loans made to us). The term “equity-linked securities” refers to any debt or equity securities that are convertible, exercisable or exchangeable for Class A ordinary shares issued in a financing transaction in connection with our initial business combination, including but not limited to a private placement of equity or debt. Securities could be “deemed issued” for purposes of the conversion rate adjustment if such shares are issuable upon the conversion or exercise of convertible securities, warrants or similar securities. Any conversion of Class B ordinary shares described herein will take effect as a compulsory redemption of Class B ordinary shares and an issuance of Class A ordinary shares as a matter of Cayman Islands law. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one-to-one.

Voting rights	Prior to our initial business combination, only holders of our founder shares will have the right to vote on the appointment of directors. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason by ordinary resolution. These provisions of our amended and restated memorandum and articles of association may only amended by a special resolution passed by not less than 90% of our ordinary shares who attend and vote at our general meeting. Additionally, in a vote to continue the company in a jurisdiction outside the Cayman Islands (which a special resolution), holders of our founder shares will have ten votes for every founder share and holders of our Class A ordinary shares will have one vote for every Class A ordinary share. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial business combination, except as required by law, holders of our founder shares and holders of our public shares will vote together as a single class, with each share entitling the holder to one vote.

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Placement units

Our sponsor has committed, pursuant to a written agreement, to purchase an aggregate of 511,375 of placement units (or 565,375 placement units if the over-allotment option is exercised in full). Each placement unit is identical to the units offered by this prospectus except as described below. There will be no redemption rights or liquidating distributions from the trust account with respect to the founder shares or placement shares, which will expire worthless if we do not consummate a business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association). Our initial shareholders have agreed to waive their redemption rights with respect to any founder shares or placement shares (i) in connection with the consummation of a business combination, (ii) in connection with a shareholder vote to amend our amended and restated memorandum and articles of association to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our charter prior thereto, to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the completion of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity and (iii) if we fail to consummate a business combination within 12 months from the completion of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or if we liquidate prior to the expiration of the 12-month period. However, our initial shareholders will be entitled to redemption rights with respect to any public shares held by them if we fail to consummate a business combination or liquidate within the 18-month period. A portion of the purchase price of the placement units will be added to the proceeds from this offering to be held in the trust account such that, at the time of closing, $102,500,000 (or $117,875,000 if the underwriters exercise their over-allotment option in full) will be held in the trust account. If we do not complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case), for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), the proceeds from the sale of the placement units held in the trust account will be used to fund the redemption of our public shares (subject to the requirements of applicable law) and the placement units, placement warrants and placement shares will expire worthless. Holders of the placement shares are entitled to registration rights.

The placement warrants will be redeemable by us on the same basis as the public warrants included in the units being sold in this offering.

Transfer restrictions on Placement Units	The placement units and their component securities will not be transferable, assignable or salable until 30 days after the completion of our initial business combination (except as described under the section of this prospectus entitled “Principal Shareholders — Restrictions on Transfers of Founder Shares and Placement Units”).

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Proceeds to be held in trust account

Nasdaq rules provide that at least 90% of the gross proceeds from this offering and the sale of the placement units be deposited in a trust account. Of the net proceeds of this offering and the sale of the placement units, $102,500,000, or $10.25 per unit ($117,875,000, or $10.25 per unit, if the underwriters’ over-allotment option is exercised in full) will be placed into a trust account in the United States at J.P. Morgan Securities LLC, with Continental Stock Transfer & Trust Company acting as trustee, and $1,513,750 will be used to pay expenses in connection with the closing of this offering and for working capital following this offering.

These proceeds include $3,000,000 (or $3,450,000 if the underwriters’ over-allotment option is exercised in full) in deferred underwriting commissions.

Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our taxes, our amended and restated memorandum and articles of association will provide that the proceeds from this offering and the sale of the placement units, will not be released from the trust account until the earliest of (a) the completion of our initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association to (i) modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (ii) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, and (c) the redemption of our public shares if we are unable to complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case), subject to applicable law. The proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholder.

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Anticipated expenses and funding sources	Unless and until we complete our initial business combination, no proceeds held in the trust account will be available for our use, except the withdrawal of interest to pay our taxes and/or to redeem our public shares in connection with an amendment to our amended and restated memorandum and articles of association, as described above. The proceeds held in the trust account will be invested only in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, that invest only in direct U.S. government treasury obligations. We will disclose in each quarterly and annual report filed with the SEC prior to our initial business combination whether the proceeds deposited in the trust account are invested in U.S. government treasury obligations or money market funds or a combination thereof. Assuming an interest rate of 4.27%, we estimate the trust account will generate approximately $4,370,432 of interest annually; however, we can provide no assurances regarding this amount. Unless and until we complete our initial business combination, we may pay our expenses only from:

	●	the net proceeds of this offering and the sale of the placement units not held in the trust account, which will be approximately $950,000 in working capital after the payment of approximately $563,750 in expenses relating to this offering; and

	●	any loans or additional investments from our sponsor, or an affiliate of our sponsor or certain of our officers and directors, although they are under no obligation to advance funds or invest in us, and provided that any such loans will not have any claim on the proceeds held in the trust account unless such proceeds are released to us upon completion of our initial business combination. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units.

Conditions to completing our initial business combination	Nasdaq rules require that we consummate an initial business combination with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on interest earned on the trust account). Our board of directors will make the determination as to the fair market value of our initial business combination. If our board of directors is not able to independently determine the fair market value of our initial business combination, we will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. While we consider it unlikely that our board of directors will not be able to make an independent determination of the fair market value of our initial business combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of a target’s assets or prospects.

We anticipate structuring our initial business combination so that the post-transaction company in which our public shareholders own shares will own or acquire 100% of the equity interests or assets of the target business or businesses. However, we may structure our initial business combination so that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders, or for other reasons. However, we will only complete an initial business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

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Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our shareholders prior to the initial business combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the initial business combination. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our shareholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be taken into account for purposes of Nasdaq’s 80% of net assets test. If the initial business combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the transactions and we will treat the target businesses together as our initial business combination for purposes of seeking shareholder approval or conducting a tender offer, as applicable.

Permitted purchases of public shares and public warrants by our affiliates	If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our sponsor, initial shareholders, directors, officers, advisors or their affiliates may purchase public shares or public warrants in privately-negotiated transactions or in the open market either prior to or following the completion of our initial business combination. There is no limit on the number of shares or warrants our initial shareholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. If they engage in such transactions, they will not make any such purchases when they are in possession of any material non-public information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. Subsequent to the consummation of this offering, we will adopt an insider trading policy which will require insiders to: (i) refrain from purchasing our securities during certain blackout periods when they are in possession of any material non-public information and (ii) clear all trades of company securities with a compliance officer prior to execution. We cannot currently determine whether our insiders will make such purchases pursuant to a Rule 10b5-1 plan, as it will be dependent upon several factors, including but not limited to, the timing and size of such purchases. Depending on such circumstances, our insiders may either make such purchases pursuant to a Rule 10b5-1 plan or determine that such a plan is not necessary. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the trust account will be used to purchase shares or public warrants in such transactions prior to completion of our initial business combination. See “Proposed Business — Permitted Purchases of Our Securities” for a description of how our sponsor, initial shareholders, directors, officers, advisors or any of their affiliates will select which shareholders to purchase securities from in any private transaction. Our sponsor, directors, officers, advisors or any of their affiliates will not make any purchases if the purchases would violate Section 9(a)(2) of, or Rule 10b-5 under, the Exchange Act.

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The purpose of any such transaction could be to (1) reduce the number of public warrants outstanding or vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination or (2) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our Class A ordinary shares or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange. Please see “Risk Factors - If we seek shareholder approval of our initial business combination, our sponsor, directors, officers, advisors and their affiliates may elect to purchase shares or warrants from public holders, which may influence a vote on a proposed initial business combination and reduce the public “float” of our Class A ordinary shares or public warrants.”

Redemption rights for public shareholders upon completion of our initial business combination

We will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable), divided by the number of then outstanding public shares, subject to the limitations described herein.

The amount in the trust account is initially anticipated to be $10.25 per public share, however, there is no guarantee that investors will receive $10.25 per share upon redemption. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by deferred underwriting commissions we will pay to the underwriters. There will be no redemption rights upon the completion of our initial business combination with respect to our warrants. Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and placement shares held by them and any public shares they may acquire during or after this offering in connection with the completion of our initial business combination or otherwise.

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Limitation on redemptions

Our amended and restated memorandum and articles of association will provide that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). However, a greater net tangible asset or cash requirement may be contained in the agreement relating to our initial business combination. For example, the proposed business combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the proposed business combination. Furthermore, although we will not redeem shares in an amount that would cause our net tangible assets to fall below $5,000,001, we do not have a maximum redemption threshold based on the percentage of shares sold in this offering, as many blank check companies do.

In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to us, we will not complete the business combination or redeem any shares, and all Class A ordinary shares submitted for redemption will be returned to the holders thereof.

Manner of conducting redemptions	We will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of our initial business combination either (i) in connection with a shareholder meeting called to approve the initial business combination or (ii) by means of a tender offer. The decision as to whether we will seek shareholder approval of a proposed business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require us to seek shareholder approval under applicable law or stock exchange listing requirements. Asset acquisitions and stock purchases would not typically require shareholder approval, while direct mergers with our company where we do not survive and any transactions where we issue more than 20% of our outstanding ordinary shares or seek to amend our amended and restated memorandum and articles of association would require shareholder approval. So long as we obtain and maintain a listing for our securities on Nasdaq, we will be required to comply with such rules.

If a shareholder vote is not required and we do not decide to hold a shareholder vote for business or other reasons, we will, pursuant to our amended and restated memorandum and articles of association:

●	conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and

●	file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

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Upon the public announcement of our initial business combination, if we elect to conduct redemptions pursuant to the tender offer rules, we or our sponsor will terminate any plan established in accordance with Rule 10b5-1 under the Exchange Act to purchase our Class A ordinary shares in the open market, in order to comply with Rule 14e-5 under the Exchange Act.

In the event that we conduct redemptions pursuant to the tender offer rules, our offer to redeem will remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act, and we will not be permitted to complete our initial business combination until the expiration of the tender offer period. In addition, the tender offer will be conditioned on public shareholders not tendering more than a specified number of public shares, which number will be based on the requirement that we may not redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon completion of our initial business combination (so that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. If public shareholders tender more shares than we have offered to purchase, we will withdraw the tender offer and not complete the initial business combination.

If, however, shareholder approval of the transaction is required by law or stock exchange listing requirements, or we decide to obtain shareholder approval for business or other reasons, we will:

●	conduct the redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, which regulates the solicitation of proxies, and not pursuant to the tender offer rules, and

●	file proxy materials with the SEC.

If we seek shareholder approval, we will complete our initial business combination only if a majority of the outstanding Class A ordinary shares voted are voted in favor of the initial business combination. A quorum for such meeting will consist of the holders present in person or by proxy of shares of outstanding capital stock of the company representing a majority of the voting power of all outstanding shares of capital stock of the company entitled to vote at such meeting. Our sponsor will count towards this quorum and has agreed to vote its founder shares and any public shares purchased during or after this offering in favor of our initial business combination. For purposes of seeking approval of the majority of our outstanding Class A ordinary shares voted, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained.

As a result, in the event that all of our ordinary shares are voted, in addition to our initial shareholders’ founder shares and placement shares, we would need 2,643,391, or 26.43% of the 10,000,000 public shares sold in this offering to be voted in favor of an initial business combination approved (assuming the over-allotment option is not exercised, the initial shareholders do not purchase any units in this offering or units or shares in the after-market and the representative shares are voted against of the initial business combination) in favor of our initial business combination in order to have our initial business combination approved. Additionally, each public shareholder may elect to redeem its public shares irrespective of whether they vote for or against the proposed transaction (subject to the limitation described in this prospectus). We intend to give approximately 30 days (but not less than ten days nor more than 60 days) prior written notice of any such meeting, if required, at which a vote shall be taken to approve our initial business combination. The quorum and voting thresholds, and the voting agreement of our sponsor, may make it more likely that we will consummate our initial business combination.

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Each public shareholder may elect to redeem its public shares irrespective of whether they vote for or against the proposed transaction.

We may require our public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to our transfer agent prior to the date set forth in the tender offer documents or proxy materials mailed to such holders, or up to two business days prior to the vote on the proposal to approve the initial business combination in the event we distribute proxy materials, or to deliver their shares to the transfer agent electronically. We believe that this will allow our transfer agent to efficiently process any redemptions without the need for further communication or action from the redeeming public shareholders, which could delay redemptions and result in additional administrative cost. If the proposed business combination is not approved and we continue to search for a target company, we will promptly return any certificates delivered, or shares tendered electronically, by public shareholders who elected to redeem their shares.

Our amended and restated memorandum and articles of association will provide that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon completion of our initial business combination (so that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. For example, the proposed business combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the proposed business combination.

In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, and all Class A ordinary shares submitted for redemption will be returned to the holders thereof.

Limitation on redemption rights of shareholders holding 15% or more of the shares sold in this offering if we hold shareholder vote	Notwithstanding the foregoing redemption rights, if we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association will provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares sold in this offering, without our prior consent. We believe the restriction described above will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to redeem their shares as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a public shareholder holding more than an aggregate of 15% of the shares sold in this offering could threaten to exercise its redemption rights against a business combination if such holder’s shares are not purchased by us or our management at a premium to the then-current market price or on other undesirable terms.

By limiting our shareholders’ ability to redeem to no more than 15% of the shares sold in this offering, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with a business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our shareholders’ ability to vote all of their shares (including all shares held by those shareholders that hold more than 15% of the shares sold in this offering) for or against our initial business combination.

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Release of funds in trust account on closing of our initial business combination

On the completion of our initial business combination, all amounts held in the trust account will be disbursed directly by the trustee to pay amounts due to any public shareholders who exercise their redemption rights as described above under “Redemption rights for public shareholders upon completion of our initial business combination,” to pay the underwriters their deferred underwriting commissions, to pay all or a portion of the consideration payable to the target or owners of the target of our initial business combination and to pay other expenses associated with our initial business combination.

If our initial business combination is paid for using equity or debt securities, or not all of the funds released from the trust account are used for payment of the consideration in connection with our initial business combination or used for redemptions of our Class A ordinary shares, we may apply the balance of the cash released to us from the trust account for general corporate purposes, including for maintenance or expansion of operations of the post-transaction businesses, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, to fund the purchase of other assets, companies or for working capital.

Redemption of public shares and distribution and liquidation if no initial business combination

Our amended and restated memorandum and articles of association will provide that we will have only 12 months from the closing of this offering to complete our initial business combination. We may seek the ordinary resolution of public shareholders for any extension beyond 6 months at a meeting called for such purpose. Public shareholders will be offered the opportunity to vote on and/or redeem their shares in connection with the approval of such extension beyond such 12-months. Alternatively, or in the event that there is an unsuccessful effort to obtain public shareholder approval for the proposed extensions(s), we may, but are not obligated to, extend the period in which we must complete our initial business combination six times, for an additional one month each time, up to 18 months by depositing into the trust account on or prior to the applicable deadline for each one month extension $330,000, or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case). Public shareholders, in this situation, will not be offered the opportunity to vote on and/or redeem their shares in connection with such extension. If we are unable to complete our initial business combination within such 12-month period (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under the laws of Cayman Islands to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the 12-month time period (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association).

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to any founder shares and placement shares held by them if we fail to complete our initial business combination within the period to consummate the initial business combination. However, if our sponsor, officers or directors acquire public shares in or after this offering, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the allotted time period.

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The underwriters have agreed to waive their rights to their deferred underwriting commission held in the trust account in the event we do not complete our initial business combination and subsequently liquidate, and, in such event, such amounts will be included with the funds held in the trust account that will be available to fund the redemption of our public shares.

Our sponsor, officers and directors have agreed, pursuant to letter agreements with us, that they will not propose any amendment to our amended and restated memorandum and articles of association that would affect the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete an initial business combination within the period to consummate the initial business combination, or with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity, unless we provide our public shareholders with the opportunity to redeem their Class A ordinary shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then outstanding public shares, subject to the limitations described above under “Proposed Business — Limitations on Redemptions.”

For example, our board of directors may propose such an amendment if it determines that additional time is necessary to complete our initial business combination. In such event, we will conduct a proxy solicitation and distribute proxy materials pursuant to Regulation 14A of the Exchange Act seeking shareholder approval of such proposal and, in connection therewith, provide our public shareholders with the redemption rights described above upon shareholder approval of such amendment. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our sponsor, any executive officer, director or director nominee, or any other person.

Limited payments to insiders	There will be no finder’s fees, reimbursements or cash payments made to our sponsor, officers or directors, or our or their respective affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination. The founder shares will be worthless if we do not complete an initial business combination. In addition, the following payments will be made to our sponsor, officers or directors, or our or their respective affiliates, none of which will be made from the proceeds of this offering held in the trust account, prior to the completion of our initial business combination:

●	Repayment of a loan of up to an aggregate of $300,000 if drawn from the sponsor to cover offering related and organizational expenses;
●	Payment to Mehana Capital LLC, our sponsor, of $10,000 per month, for up to 12 months or up to 18 months if we elect to extend the time to complete our initial business combination, for office space, utilities and secretarial and administrative support;

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●	Reimbursement for any out-of-pocket expenses related to our formation and initial public offering and to identifying, investigating and completing an initial business combination;

●

Repayment of any other loans from our sponsor, an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined, except as described below, nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units; and

●	Repayment of loans from our sponsor to pay for any amount deposited to pay for any extension of the time to complete our initial business combination. All of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units.

Additionally, in connection with the successful completion of our initial business combination, we may determine to provide a payment to our sponsor, officers, directors, advisors, or our or their respective affiliates; however, any such payment would not be made from the proceeds of this offering held in the trust account and we currently do not have any arrangement or agreement with our sponsor, officers, directors, advisors, or our or their respective affiliates, to do so. Our audit committee will review on a quarterly basis all payments that were or are to be made to our sponsor, officers or directors, or our or their respective affiliates.

Audit Committee	We will establish and maintain an audit committee, which will be composed of at least three independent directors to, among other things, monitor compliance with the terms described above and the other terms relating to this offering. If any noncompliance is identified, then the audit committee will be charged with the responsibility to immediately take all action necessary to rectify such noncompliance or otherwise to cause compliance with the terms of this offering. For more information, see the section of this prospectus entitled “Management — Committees of the Board of Directors — Audit Committee.”

Conflicts of Interest	Certain of our officers and directors presently have, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present business combination opportunities to such entity. Accordingly, in the future, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, that any fiduciary duties or contractual obligations of our officers arising in the future would materially undermine our ability to complete our initial business combination.

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Ability to Extend Time to Complete Business Combination

If we anticipate that we may not be able to consummate our initial business combination within 12 months, we may, by resolution of our board if requested by our sponsor, extend the period of time to consummate a business combination up to six times, each by an additional one month (for a total of up to 18 months to complete a business combination), subject to the sponsor depositing additional funds into the trust account as set out below. Public shareholders, in this situation, will not be offered the opportunity to vote on or redeem their shares. Pursuant to the terms of our amended and restated memorandum and articles of association and the trust agreement to be entered into between us and Continental Stock Transfer & Trust Company on the date of this prospectus, in order for the time available for us to consummate our initial business combination to be extended, our sponsor or its affiliates or designees, upon five business days advance notice prior to the applicable deadline, must deposit into the trust account $330,000, or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case), on or prior to the date of the applicable deadline, for each of the available one-month extensions, providing a total possible business combination period of 18 months at a total payment value of $1,980,000, or $2,277,000 if the underwriters’ over-allotment option is exercised in full ($0.198 per unit in either case). Any such payments would be made in the form of non-interest bearing loans. If we complete our initial business combination, we will, at the option of our sponsor, repay such loaned amounts out of the proceeds of the trust account released to us or convert a portion or all of the total loan amount into units at a price of $10.00 per unit, which units will be identical to the placement units. If we do not complete a business combination, we will repay such loans only from funds held outside of the trust account.

Furthermore, the letter agreement with our initial shareholders contains a provision pursuant to which our sponsor has agreed to waive its right to be repaid for such loans to the extent there is insufficient funds held outside of the trust account in the event that we do not complete a business combination. Our sponsor and its affiliates or designees are not obligated to fund the trust account to extend the time for us to complete our initial business combination. In the event we receive notice from our sponsor five days prior to the applicable deadline of their intent to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, we intend to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited.

Indemnity	Our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.25 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.25 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act.

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SUMMARY OF RISK FACTORS

We are a newly incorporated company that has conducted no operations and has generated no revenues. Until we complete our initial business combination, we will have no operations and will generate no operating revenues. In making your decision whether to invest in our securities, you should take into account not only the background of our management team, but also the special risks we face as a blank check company. This offering is not being conducted in compliance with Rule 419 promulgated under the Securities Act. Accordingly, you will not be entitled to protections normally afforded to investors in Rule 419 blank check offerings. For additional information concerning how Rule 419 blank check offerings differ from this offering, please see the section of this prospectus entitled “Proposed Business — Comparison of This Offering to Those of Blank Check Companies Subject to Rule 419.” You should carefully consider these, and the other risks set forth in the section of this prospectus entitled “Risk Factors” commencing on page 32. Such risks include, but are not limited to:

Risks Relating to Our Search for, and Consummation of or Inability to Consummate, a Business Combination

●	Our public shareholders may not be afforded an opportunity to vote on our proposed initial business combination, which means we may complete our initial business combination even though a majority of our public shareholders do not support such a combination.

●	If we seek shareholder approval of our initial business combination, our initial shareholders and members of our management team have agreed to vote in favor of such initial business combination, regardless of how our public shareholders vote.

●	Your only opportunity to affect the investment decision regarding a potential business combination may be limited to the exercise of your right to redeem your shares from us for cash.

●	The ability of our public shareholders to redeem their shares for cash may make our financial condition unattractive to potential business combination targets, which may make it difficult for us to enter into a business combination with a target.

●	The ability of our public shareholders to exercise redemption rights with respect to a large number of our shares may not allow us to complete the most desirable business combination or optimize our capital structure.

●	The ability of our public shareholders to exercise redemption rights with respect to a large number of our shares could increase the probability that our initial business combination would be unsuccessful and that you would have to wait for liquidation in order to redeem your shares.

●	The requirement that we complete an initial business combination within the period to consummate the initial business combination may give potential target businesses leverage over us in negotiating a business combination and may limit the time we have in which to conduct due diligence on potential business combination targets as we approach our dissolution deadline, which could undermine our ability to complete our initial business combination on terms that would produce value for our shareholders.

●	We may not be able to complete an initial business combination within the period to consummate the initial business combination, in which case we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate, in which case our public shareholders may only receive $10.25 per unit, or less than such amount in certain circumstances.

●	If we seek shareholder approval of our initial business combination, our initial shareholders, directors, executive officers, advisors and their respective affiliates may elect to purchase shares from public shareholders, which may influence a vote on a proposed business combination and reduce the public “float” of our Class A ordinary shares.

●	If a shareholder fails to receive notice of our offer to redeem our public shares in connection with our initial business combination or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

●	You will not be entitled to protections normally afforded to investors of many other blank check companies.

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Risks Relating to the Post-Business Combination Company

●	Subsequent to the completion of our initial business combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our share price, which could cause you to lose some or all of your investment.

●	The officers and directors of an acquisition candidate may resign upon completion of our initial business combination. The loss of a business combination target’s key personnel could negatively impact the operations and profitability of our post-combination business.

●	Our management may not be able to maintain control of a target business after our initial business combination. Upon the loss of control of a target business, new management may not possess the skills, qualifications or abilities necessary to profitably operate such business.

Risks Relating to Our Management Team

●	We are dependent upon our executive officers and directors and their loss could adversely affect our ability to operate.

●	Our ability to successfully effect our initial business combination and to be successful thereafter will be totally dependent upon the efforts of our key personnel, some of whom may join us following our initial business combination. The loss of key personnel could negatively impact the operations and profitability of our post-combination business.

Risks Relating to Our Securities

●	Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

●	Our sponsor paid an aggregate of $25,206, or approximately $0.005 per founder share, and, accordingly, you will experience immediate and substantial dilution from the purchase of our Class A ordinary shares.

●	Since our sponsor paid only approximately $0.005 per share for the founder shares, our officers and directors could potentially make a substantial profit even if we acquire a target business that subsequently declines in value.

General Risk Factors

●	We are a recently incorporated company with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective.

●	Past performance by our sponsor and our management team including their affiliates and including the businesses referred to herein, may not be indicative of future performance of an investment in us or in the future performance of any business that we may acquire.

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SUMMARY FINANCIAL DATA

The following table summarizes the relevant financial data for our business and should be read with our financial statements, which are included in this prospectus. We have not had any significant operations to date, so only balance sheet data is presented.

September 30, 2022
Balance Sheet Data:
Working capital (deficiency)	$(182,292)
Total assets	$414,247
Total liabilities	$392,094
Shareholder’s equity	$22,153

If no business combination is completed within the period to consummate the initial business combination, the proceeds then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of interest to pay our expenses, taxes and potentially dissolution expenses), will be used to fund the redemption of our public shares. Our sponsor, directors and each member of our management team have entered into a letter agreement with us, pursuant to which they have agreed to waive their rights to liquidating distributions from the trust account with respect to any founder shares held by them if we do not complete our initial business combination within such 18-month time period.

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider all of the risks described below carefully, together with the other information contained in this prospectus, before making a decision to invest in our public shares. If any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment.

Risks Relating to Our Search for, and Consummation of or Inability to Consummate, a Business Combination

Our public shareholders may not be afforded an opportunity to vote on our proposed initial business combination, which means we may complete our initial business combination even though a majority of our public shareholders do not support such a combination.

We may choose not to hold a shareholder vote before we complete our initial business combination if the initial business combination would not require shareholder approval under applicable law or stock exchange listing requirement. For instance, if we were seeking to acquire a target business where the consideration, we were paying in the transaction was all cash, we would not be required to seek shareholder approval to complete such a transaction. Except as required by law or stock exchange, the decision as to whether we will seek shareholder approval of a proposed business combination or will allow shareholders to sell their shares to us in a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors, such as the timing of the transaction and whether the terms of the transaction would otherwise require us to seek shareholder approval. Accordingly, we may complete our initial business combination even if a majority of our public shareholders do not approve of the initial business combination we complete.

If we seek shareholder approval of our initial business combination, our initial shareholders and members of our management team have agreed to vote in favor of such initial business combination, regardless of how our public shareholders vote.

Pursuant to a letter agreement, our sponsor, officers and directors have agreed to vote their founder shares, as well as any public shares purchased during or after this offering (including in open market and privately-negotiated transactions), in favor of our initial business combination. As a result, in the event that all of our ordinary shares are voted, in addition to our initial shareholders’ founder shares and placement shares, we would need 2,643,391, or 26.43% of the 10,000,000 public shares sold in this offering to be voted in favor of an initial business combination (assuming the over-allotment option is not exercised, the initial shareholders do not purchase any units in this offering or units or shares in the after-market and the representative shares are voted against of the initial business combination) in order to have our initial business combination approved. Additionally, each public shareholder may elect to redeem its public shares irrespective of whether they vote for or against the proposed transaction (subject to the limitation described in this prospectus. Our initial shareholders will own shares representing 32.25% of our outstanding Class A ordinary shares immediately following the completion of this offering (assuming they do not purchase any units in this offering and the over-allotment option is not exercised). Accordingly, if we seek shareholder approval of our initial business combination, the agreement by our initial shareholders to vote in favor of our initial business combination will increase the likelihood that we will receive the requisite shareholder approval for such initial business combination.

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Your only opportunity to affect the investment decision regarding a potential business combination may be limited to the exercise of your right to redeem your shares from us for cash.

At the time of your investment in us, you will not be provided with an opportunity to evaluate the specific merits or risks of one or more target businesses. Since our board of directors may complete a business combination without seeking shareholder approval, public shareholders may not have the right or opportunity to vote on the initial business combination, unless we seek such shareholder vote. Accordingly, your only opportunity to affect the investment decision regarding a potential business combination may be limited to exercising your redemption rights within the period of time (which will be at least 20 business days) set forth in our tender offer documents mailed to our public shareholders in which we describe our initial business combination.

The ability of our public shareholders to redeem their shares for cash may make our financial condition unattractive to potential business combination targets, which may make it difficult for us to enter into a business combination with a target.

We may seek to enter into a business combination transaction agreement with a prospective target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. If too many public shareholders exercise their redemption rights, we would not be able to meet such closing condition and, as a result, would not be able to proceed with the initial business combination. Furthermore, in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. Consequently, if accepting all properly submitted redemption requests would cause our net tangible assets to be less than $5,000,001 or such greater amount necessary to satisfy a closing condition as described above, we would not proceed with such redemption and the related business combination and may instead search for an alternate business combination. Prospective targets will be aware of these risks and, thus, may be reluctant to enter into a business combination transaction with us.

The ability of our public shareholders to exercise redemption rights with respect to a large number of our shares may not allow us to complete the most desirable business combination or optimize our capital structure.

At the time we enter into an agreement for our initial business combination, we will not know how many shareholders may exercise their redemption rights, and therefore will need to structure the transaction based on our expectations as to the number of shares that will be submitted for redemption. If our initial business combination agreement requires us to use a portion of the cash in the trust account to pay the purchase price or requires us to have a minimum amount of cash at closing, we will need to reserve a portion of the cash in the trust account to meet such requirements or arrange for third party financing. In addition, if a larger number of shares are submitted for redemption than we initially expected, we may need to restructure the transaction to reserve a greater portion of the cash in the trust account or arrange for third party financing. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels. Furthermore, this dilution would increase to the extent that the anti-dilution provision of the founder shares result in the issuance of Class A ordinary shares on a greater than one-to-one basis upon conversion of the founder shares at the time of the consummation of our business combination. The above considerations may limit our ability to complete the most desirable business combination available to us or optimize our capital structure. The amount of the deferred underwriting commissions payable to the underwriters will not be adjusted for any shares that are redeemed in connection with an initial business combination. The per-share amount we will distribute to shareholders who properly exercise their redemption rights will not be reduced by the deferred underwriting commission and after such redemptions, the per-share value of shares held by non-redeeming shareholders will reflect our obligation to pay the deferred underwriting commissions.

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The ability of our public shareholders to exercise redemption rights with respect to a large number of our shares could increase the probability that our initial business combination would be unsuccessful and that you would have to wait for liquidation in order to redeem your shares.

At the time we enter into an agreement for our initial business combination, we will not know how many shareholders may exercise their redemption rights, and therefore will need to structure the transaction based on our expectations as to the number of shares that will be submitted for redemption. If our initial business combination agreement requires us to use a portion of the cash in the trust account to pay the purchase price or requires us to have a minimum amount of cash at closing, we will need to reserve a portion of the cash in the trust account to meet such requirements or arrange for third party financing. In addition, if a larger number of shares are submitted for redemption than we initially expected, we may need to restructure the transaction to reserve a greater portion of the cash in the trust account or arrange for third party financing. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels. Furthermore, this dilution would increase to the extent that the anti-dilution provision of the founder shares result in the issuance of Class A ordinary shares on a greater than one-to-one basis upon conversion of the founder shares at the time of the consummation of our business combination. The above considerations may limit our ability to complete the most desirable business combination available to us or optimize our capital structure. The amount of the deferred underwriting commissions payable to the underwriters will not be adjusted for any shares that are redeemed in connection with an initial business combination. The per-share amount we will distribute to shareholders who properly exercise their redemption rights will not be reduced by the deferred underwriting commission and after such redemptions, the per-share value of shares held by non-redeeming shareholders will reflect our obligation to pay the deferred underwriting commissions.

The requirement that we complete an initial business combination within the period to consummate the initial business combination may give potential target businesses leverage over us in negotiating a business combination and may limit the time we have in which to conduct due diligence on potential business combination targets as we approach our dissolution deadline, which could undermine our ability to complete our initial business combination on terms that would produce value for our shareholders.

Any potential target business with which we enter into negotiations concerning an initial business combination will be aware that we must complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association). Consequently, such target business may have leverage over us in negotiating an initial business combination, knowing that if we do not complete our initial business combination with that particular target business, we may be unable to complete our initial business combination with any target business. This risk will increase as we get closer to the timeframe described above. In addition, we may have limited time to conduct due diligence and may enter into our initial business combination on terms that we would have rejected upon a more comprehensive investigation.

We may not be able to complete our initial business combination within the prescribed time frame, in which case we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate, in which case our public shareholders may receive only $10.25 per share, or less than such amount in certain circumstances, and our warrants will expire worthless.

Our amended and restated memorandum and articles of association will provide that we must complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association). We may not be able to find a suitable target business and complete an initial business combination within the period to consummate the initial business combination. Our ability to complete our initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein. For example, the outbreak of coronavirus (“COVID-19”) continues to grow both in the U.S. and globally and, while the extent of the impact of the outbreak on us will depend on future developments, it could limit our ability to complete our initial business combination, including as a result of increased market volatility, decreased market liquidity and third-party financing being unavailable on terms acceptable to us or at all.

Additionally, the outbreak of COVID-19 may continue to negatively impact businesses we may seek to acquire.

We may seek the ordinary resolution of the public shareholders for (i) an extension of the period of time in which we must complete an initial business combination and (ii) the approval of the amendment to the trust agreement for any extension beyond 12 months. Public shareholders will be offered the opportunity to vote on and/or redeem their shares in connection with the approval of such extension. Alternatively, or in the event that there is an unsuccessful effort to obtain shareholder approval for the proposed extensions(s), we may, but are not obligated to, extend the period in which we must complete our initial business for six one month extensions, up to 18 months by depositing into the trust account for each one month extension $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case). Public shareholders, in this situation, will not be offered the opportunity to vote on and/or redeem their shares.

If we have not completed an initial business combination within such applicable time period, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, our amended and restated memorandum and articles of association will provide that, if we wind up for any other reason prior to the consummation of our initial business combination, we will follow the foregoing procedures with respect to the liquidation of the trust account as promptly as reasonable possible not more than ten business days thereafter, subject to applicable Cayman Islands law. In either such case, our public shareholders may only receive $10.25 per share, and our warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.25 per share on the redemption of their shares. See “— If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.25 per share” and other risk factors below.

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We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited.

Our sponsor, Mehana Capital LLC, is controlled by a U.S. person, but has substantial ties with non-U.S. persons in Japan. Our sponsor will own approximately 32.25% of our outstanding shares following this offering. Certain companies requiring federal-issued licenses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Therefore, because we may be considered a “foreign person” under such rules and regulations, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. Therefore, if our potential initial business combination with a U.S. target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such target company. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination (12 months, or up to 18 months, if we extend the time to complete a business combination as described elsewhere in this prospectus) our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.25 per share initially, and our warrants would expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we seek shareholder approval of our initial business combination, our sponsor, directors, officers, advisors and their affiliates may elect to purchase shares or warrants from public holders, which may influence a vote on a proposed initial business combination and reduce the public “float” of our Class A ordinary shares or public warrants.

If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our sponsor, directors, officers, advisors or their affiliates may purchase shares or public warrants or a combination thereof, in privately-negotiated transactions or in the open market, either prior to or following the completion of our initial business combination, although they are under no obligation to do so. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase shares or public warrants in such transactions. See “Proposed Business — Permitted Purchases of Our Securities” for a description of how our sponsor, initial shareholders, directors, officers, advisors or any of their affiliates will select which shareholders to purchase securities from in any private transaction.

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Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our sponsor, directors, officers or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights or submitted a proxy to vote against our initial business combination, such selling shareholders would be required to revoke their prior elections to redeem their shares and any proxy to vote against our initial business combination. The price per share paid in any such transaction may be different than the amount per share a public shareholder would receive if it elected to redeem its shares in connection with our initial business combination. The purpose of such purchases could be to to (1) reduce the number of public warrants outstanding or vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination or (2) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our Class A ordinary shares or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination.

It is intended that, if Rule 10b-18 would apply to purchases by our sponsor, directors, officers, advisors and their affiliates, then such purchases will comply with Rule 10b-18 under the Exchange Act, to the extent it applies, which provides a safe harbor for purchases made under certain conditions, including with respect to timing, pricing and volume of purchases.

Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. Additionally, in the event our sponsor, directors, officers, advisors or their affiliates were to purchase shares or warrants from public shareholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

●	our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our sponsor, directors, officers, advisors or any of their affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

●	if our sponsor, directors, officers, advisors or any of their affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

●	our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our sponsor, directors, officers, advisors or any of their affiliates would not be voted in favor of approving the business combination transaction;

●	our sponsor, directors, officers, advisors or any of their affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

●	we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:

●	the amount of our securities purchased outside of the redemption offer by our sponsor, directors, executive officers, advisors or any of their affiliates, along with the purchase price;

●	the purpose of the purchases by our sponsor, directors, executive officers, advisors or any of their affiliates;

●	the impact, if any, of the purchases by our sponsor, directors, executive officers, advisors or any of their affiliates on the likelihood that the business combination transaction will be approved;

●	the identities of our security holders who sold to our sponsor, directors, executive officers, advisors or any of their affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our sponsor, directors, executive officers, advisors or any of their affiliates; and

●	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

In addition, if such purchases are made, the public “float” of our Class A ordinary shares or public warrants and the number of beneficial holders of our securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on a national securities exchange.

If a shareholder fails to receive notice of our offer to redeem our public shares in connection with our initial business combination or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

We will comply with the tender offer rules or proxy rules, as applicable, when conducting redemptions in connection with our initial business combination. Despite our compliance with these rules, if a shareholder fails to receive our tender offer or proxy materials, as applicable, such shareholder may not become aware of the opportunity to redeem its shares. In addition, proxy materials or tender offer documents, as applicable, that we will furnish to holders of our public shares in connection with our initial business combination will describe the various procedures that must be complied with in order to validly tender or redeem public shares. For example, we may require our public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to deliver their share certificates to our transfer agent either prior to the date set forth in the tender offer documents mailed to such holders, or up to two business days prior to the vote on the proposal to approve the initial business combination in the event we distribute proxy materials, or to deliver their shares to the transfer agent electronically. In the event that a shareholder fails to comply with these or any other procedures disclosed in the proxy or tender offer materials, as applicable, its shares may not be redeemed. See the section of this prospectus entitled “Proposed Business — Redemption Rights for Public Shareholders upon Completion of our Initial Business Combination — Tendering Share Certificates in Connection with Redemption Rights.”

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You will not have any rights or interests in funds from the trust account, except under certain limited circumstances. Therefore, to liquidate your investment, you may be forced to sell your public shares or warrants, potentially at a loss.

Our public shareholders will be entitled to receive funds from the trust account only upon the earliest to occur of: (i) our completion of an initial business combination, and then only in connection with those Class A ordinary shares that such shareholder properly elected to redeem, subject to the limitations described herein, (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of our public shares if we are unable to complete an initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), subject to applicable law and as further described herein. In no other circumstances will a public shareholder have any right or interest of any kind in the trust account. Holders of warrants will not have any right to the proceeds held in the trust account with respect to the warrants. Accordingly, to liquidate your investment, you may be forced to sell your public shares or warrants, potentially at a loss.

You will not be entitled to protections normally afforded to investors of many other blank check companies.

Since the net proceeds of this offering and the sale of the placement units are intended to be used to complete an initial business combination with a target business that has not been identified, we may be deemed to be a “blank check” company under the U.S. securities laws. However, because we will have net tangible assets in excess of $5,000,001 upon the successful completion of this offering and the sale of the placement units and will file a Current Report on Form 8-K, including an audited balance sheet demonstrating this fact, we are exempt from rules promulgated by the SEC to protect investors in blank check companies, such as Rule 419. Accordingly, investors will not be afforded the benefits or protections of those rules. Among other things, this means our units will be immediately tradable and we will have a longer period of time to complete our initial business combination than companies subject to Rule 419. Moreover, if this offering were subject to Rule 419, that rule would prohibit the release of any interest earned on funds held in the trust account to us unless and until the funds in the trust account were released to us in connection with our completion of an initial business combination. For a more detailed comparison of our offering to offerings that comply with Rule 419, please see the section of this prospectus entitled “Proposed Business — Comparison of This Offering to Those of Blank Check Companies Subject to Rule 419.”

If we seek shareholder approval of our initial business combination and we do not conduct redemptions pursuant to the tender offer rules, and if you or a “group” of shareholders are deemed to hold in excess of 15% of our Class A ordinary shares, you will lose the ability to redeem all such shares in excess of 15% of our Class A ordinary shares.

If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association will provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in this offering without our prior consent, which we refer to as the “Excess Shares.” However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination. Your inability to redeem the Excess Shares will reduce your influence over our ability to complete our initial business combination and you could suffer a material loss on your investment in us if you sell Excess Shares in open market transactions. Additionally, you will not receive redemption distributions with respect to the Excess Shares if we complete our initial business combination. And as a result, you will continue to hold that number of shares exceeding 15% and, in order to dispose of such shares, would be required to sell your shares in open market transactions, potentially at a loss.

Because of our limited resources and the significant competition for business combination opportunities, it may be more difficult for us to complete our initial business combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.25 per share on our redemption of our public shares, or less than such amount in certain circumstances, and our warrants will expire worthless.

We expect to encounter competition from other entities having a business objective similar to ours, including private investors (which may be individuals or investment partnerships), other blank check companies and other entities, domestic and international, competing for the types of businesses we intend to acquire. Many of these individuals and entities are well established and have extensive experience in identifying and effecting, directly or indirectly, acquisitions of companies operating in or providing services to various industries. Many of these competitors possess similar or greater technical, human and other resources to ours, and our financial resources will be relatively limited when contrasted with those of many of these competitors. While we believe there are numerous target businesses we could potentially acquire with the net proceeds of this offering and the sale of the placement units, our ability to compete with respect to the acquisition of certain target businesses that are sizable will be limited by our available financial resources. This inherent competitive limitation gives others an advantage in pursuing the acquisition of certain target businesses. Furthermore, because we are obligated to pay cash for the Class A ordinary shares that our public shareholders redeem in connection with our initial business combination, target companies will be aware that this may reduce the resources available to us for our initial business combination. Any of these obligations may place us at a competitive disadvantage in successfully negotiating an initial business combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.25 per share on the liquidation of our trust account and our warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.25 per share upon our liquidation. See “— If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.25 per share” and other risk factors below.

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Of the funds available to us, we could use a portion of the funds available to us to pay fees to consultants to assist us with our search for a target business. We could also use a portion of the funds as a down payment or to fund a “no-shop” provision (a provision in letters of intent or merger agreements designed to keep target businesses from “shopping” around for transactions with other companies or investors on terms more favorable to such target businesses) with respect to a particular proposed initial business combination, although we do not have any current intention to do so. If we entered into a letter of intent or merger agreement where we paid for the right to receive exclusivity from a target business and were subsequently required to forfeit such funds (whether as a result of our breach or otherwise), we might not have sufficient funds to continue searching for, or conduct due diligence with respect to, a target business. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.25 per share on the liquidation of our trust account and our warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.25 per share upon our liquidation. See “— If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.25 per share” and other risk factors herein.

If the net proceeds of this offering and the sale of the placement units not being held in the trust account are insufficient, it could limit the amount available to fund our search for a target business or businesses and complete our initial business combination and we will depend on loans from our sponsor or management team to fund our search for an initial business combination, to pay our taxes and to complete our initial business combination. If we are unable to obtain these loans, we may be unable to complete our initial business combination.

Of the net proceeds of this offering and the sale of the placement units, only approximately $950,000 will be available to us initially outside the trust account to fund our working capital requirements. In the event that our offering expenses exceed our estimate of $563,750, we may fund such excess with funds not to be held in the trust account. In such case, the amount of funds we intend to be held outside the trust account would decrease by a corresponding amount. Conversely, in the event that the offering expenses are less than our estimate of $563,750, the amount of funds we intend to be held outside the trust account would increase by a corresponding amount. If we are required to seek additional capital, we would need to borrow funds from our sponsor, management team or other third parties to operate or may be forced to liquidate. None of our sponsor, or any affiliate of our sponsor or any of our officers and directors is under any obligation to advance funds to us in such circumstances except with respect to the promissory note for $300,000 executed on April 25, 2022, between the sponsor and us. Any such advances would be repaid only from funds held outside the trust account or from funds released to us upon completion of our initial business combination. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units.

Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account. If we are unable to obtain these loans, we may be unable to complete our initial business combination. If we are unable to complete our initial business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the trust account. Consequently, our public shareholders may only receive approximately $10.25 per share on our redemption of our public shares, and our warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.25 per share on the redemption of their shares. See “— If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.25 per share” and other risk factors below.

If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.25 per share.

Our placing of funds in the trust account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers (other than our independent registered public accounting firm), prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, such parties may not execute such agreements, or even if they execute such agreements, they may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Making such a request of potential target businesses may make our acquisition proposal less attractive to them and, to the extent prospective target businesses refuse to execute such a waiver, it may limit the field of potential target businesses that we might pursue.

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Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Upon redemption of our public shares, if we have not completed an initial business combination within the period to consummate the initial business combination, or upon the exercise of a redemption right in connection with our initial business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the ten years following redemption.

Accordingly, the per-share redemption amount received by public shareholders could be less than the $10.25 per share initially held in the trust account, due to claims of such creditors. Pursuant to the letter agreement, the form of which is filed as Exhibit 10.7 to the registration statement of which this prospectus forms a part, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.25 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.25 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Our directors may decide not to enforce the indemnification obligations of our sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to our public shareholders.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.25 per unit and (ii) the actual amount per unit held in the trust account as of the date of the liquidation of the trust account if less than $10.25 per unit due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our taxes, if any, and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations.

While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public shareholders may be reduced below $10.25 per unit.

We may not have sufficient funds to satisfy indemnification claims of our directors and executive officers. We have agreed to indemnify our officers and directors to the fullest extent permitted by law. However, our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account and to not seek recourse against the trust account for any reason whatsoever (except to the extent they are entitled to funds from the trust account due to their ownership of public shares). Accordingly, any indemnification provided will be able to be satisfied by us only if (i) we have sufficient funds outside of the trust account or (ii) we complete an initial business combination. Our obligation to indemnify our officers and directors may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

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If, after we distribute the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our board may be exposed to claims of punitive damages.

If, after we distribute the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our shareholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors.

If, before distributing the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our shareholders and the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.

If, before distributing the proceeds in the trust account to our public shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.

As the number of special purpose acquisition companies evaluating targets increases, attractive targets may become scarcer and there may be more competition for attractive targets. This could increase the cost of our initial business combination and could even result in our inability to find a target or to consummate an initial business combination.

In recent years, the number of special purpose acquisition companies that have been formed has increased substantially. Many potential targets for special purpose acquisition companies have already entered into an initial business combination, and there are still many special purpose acquisition companies seeking targets for their initial business combination, as well as many such companies currently in registration. As a result, at times, fewer attractive targets may be available, and it may require more time, more effort and more resources to identify a suitable target and to consummate an initial business combination.

In addition, because there are more special purpose acquisition companies seeking to enter into an initial business combination with available targets, the competition for available targets with attractive fundamentals or business models may increase, which could cause target companies to demand improved financial terms. Attractive deals could also become scarcer for other reasons, such as economic or industry sector downturns, geopolitical tensions, or increases in the cost of additional capital needed to close business combinations or operate targets post-business combination. This could increase the cost of, delay or otherwise complicate or frustrate our ability to find and consummate an initial business combination and may result in our inability to consummate an initial business combination on terms favorable to our investors altogether.

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If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and
●	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company;
●	adoption of a specific form of corporate structure; and
●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act.

This offering is not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to an 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 12 months from the closing of this offering (or up to an 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), our return of the funds held in the trust account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.25 per share on the liquidation of our trust account and our warrants will expire worthless.

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Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.

On March 30, 2022, the Securities and Exchange Commission issued proposed rules relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. These rules, if adopted, whether in the form proposed or in revised form, may materially increase the costs and time required to negotiate and complete an initial business combination and could potentially impair our ability to complete an initial business combination.

The securities in which we invest the funds held in the trust account could bear a negative rate of interest, which could reduce the value of the assets held in trust such that the per-share redemption amount received by public shareholders may be less than approximately $10.25 per share.

The proceeds held in the trust account will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. While short-term U.S. government treasury obligations currently yield a positive rate of interest, they have briefly yielded negative interest rates in recent years. Central banks in Europe and Japan pursued interest rates below zero in recent years, and the Open Market Committee of the Federal Reserve has not ruled out the possibility that it may in the future adopt similar policies in the United States. In the event that we do not to complete our initial business combination or make certain amendments to our amended and restated memorandum and articles of association, our public shareholders are entitled to receive their pro-rata share of the proceeds held in the trust account, plus any interest income, net of income tax (less, in the case we are unable to complete our initial business combination, $100,000 of the interest to pay dissolution expenses). Negative interest rates could reduce the value of the assets held in trust such that the per-share redemption amount received by public shareholders may be less than approximately $10.25 per share.

If we have not completed an initial business combination within 12 months, our public shareholders may be forced to wait beyond such period to consummate the initial business combination before redemption from our trust account.

If we have not completed an initial business combination within 12 months, the proceeds then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of the interest to pay dissolution expenses), will be used to fund the redemption of our public shares, as further described herein. Any redemption of public shareholders from the trust account will be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to wind-up, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the DGCL. In that case, investors may be forced to wait beyond the period to consummate the initial business combination before the redemption proceeds of our trust account become available to them, and they receive the return of their pro rata portion of the proceeds from our trust account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we complete our initial business combination prior thereto and only then in cases where investors have sought to redeem their Class A ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we do not complete our initial business combination.

Our shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our officers and directors who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable for a fine of $18,293 and imprisonment for five years in the Cayman Islands.

We may not hold an annual meeting of shareholders until after the consummation of our initial business combination, which could delay the opportunity for our shareholders to elect directors.

In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until no later than one year after our first fiscal year end following our listing on Nasdaq; except that a newly listed company does not have to hold an annual meeting until one year after the first full fiscal year that the company is in existence, and as such, our first annual meeting of shareholders does not have to occur any earlier than December 31, 2024. There is no requirement under the Companies Act for us to hold annual or extraordinary general meetings to appoint directors. Until we hold an annual general meeting, public shareholders may not be afforded the opportunity to appoint directors and to discuss company affairs with management.

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The grant of registration rights to our initial shareholders may make it more difficult to complete our initial business combination, and the future exercise of such rights may adversely affect the market price of our Class A ordinary shares.

Pursuant to an agreement to be entered into concurrently with the issuance and sale of the securities in this offering, our sponsor, holders of our placement units, and their permitted transferees can demand that we register the Class A ordinary shares issuable upon conversion of the placement warrants in the placement units, the Class A ordinary shares issuable upon conversion of the founder shares, the Class A ordinary shares included in the placement units, and holders of warrants that may be issued upon conversion of working capital loans may demand that we register such warrants, or the Class A ordinary shares issuable upon exercise of such warrants. We will bear the cost of registering these securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of our Class A ordinary shares. In addition, the existence of the registration rights may make our initial business combination more costly or difficult to conclude. This is because the shareholders of the target business may increase the equity stake they seek in the combined entity or ask for more cash consideration to offset the negative impact on the market price of our Class A ordinary shares that is expected when the ordinary shares owned by our sponsor, holders of our placement units or holders of our working capital loans or their respective permitted transferees are registered.

Because we are neither limited to evaluating a target business in a particular industry sector nor have we selected any specific target businesses with which to pursue our initial business combination, you will be unable to ascertain the merits or risks of any particular target business’s operations.

We may pursue business combination opportunities in any sector, except that we are not, under our amended and restated memorandum and articles of association, permitted to effectuate our initial business combination with another blank check company or similar company with nominal operations. Because we have not yet selected or approached any specific target business with respect to a business combination, there is no basis to evaluate the possible merits or risks of any particular target business’s operations, results of operations, cash flows, liquidity, financial condition or prospects. To the extent we complete our initial business combination, we may be affected by numerous risks inherent in the business operations with which we combine. Although our officers and directors will endeavor to evaluate the risks inherent in a particular target business, we cannot assure you that we will properly ascertain or assess all of the significant risk factors or that we will have adequate time to complete due diligence.

Furthermore, some of these risks may be outside of our control and leave us with no ability to control or reduce the chances that those risks will adversely impact a target business. We also cannot assure you that an investment in our public shares will ultimately prove to be more favorable to investors than a direct investment, if such opportunity were available, in a business combination target. Accordingly, any shareholders who choose to remain shareholders following our initial business combination could suffer a reduction in the value of their securities. Such shareholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation or tender offer materials, as applicable, relating to the initial business combination contained an actionable material misstatement or material omission.

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We may seek acquisition opportunities in industries or sectors which may or may not be outside of our management’s area of expertise.

We will consider a business combination outside of our management’s area of expertise if a business combination candidate is presented to us and we determine that such candidate offers an attractive acquisition opportunity for our company. Although our management will endeavor to evaluate the risks inherent in any particular business combination candidate, we cannot assure you that we will adequately ascertain or assess all of the significant risk factors. We also cannot assure you that an investment in our public shares will not ultimately prove to be less favorable to investors in this offering than a direct investment, if an opportunity were available, in a business combination candidate. In the event we elect to pursue an acquisition outside of the areas of our management’s expertise, our management’s expertise may not be directly applicable to its evaluation or operation, and the information contained in this prospectus regarding the areas of our management’s expertise would not be relevant to an understanding of the business that we elect to acquire. As a result, our management may not be able to adequately ascertain or assess all of the significant risk factors. Accordingly, any shareholder who choose to remain shareholders following our initial business combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value.

Although we have identified general criteria and guidelines that we believe are important in evaluating prospective target businesses and our strategy will be to identify, acquire and build a company in our target investment area, we may enter into our initial business combination with a target that does not meet such criteria and guidelines, and as a result, the target business with which we enter into our initial business combination may not have attributes entirely consistent with our general criteria and guidelines.

Although we have identified general criteria and guidelines for evaluating prospective target businesses, it is possible that a target business with which we enter into our initial business combination will not have all of these positive attributes. If we complete our initial business combination with a target that does not meet some or all of these guidelines, such combination may not be as successful as a combination with a business that does meet all of our general criteria and guidelines. In addition, if we announce a prospective business combination with a target that does not meet our general criteria and guidelines, a greater number of shareholders may exercise their redemption rights, which may make it difficult for us to meet any closing condition with a target business that requires us to have a minimum net worth or a certain amount of cash. In addition, if shareholder approval of the transaction is required by applicable law or stock exchange requirements, or we decide to obtain shareholder approval for business or other legal reasons, it may be more difficult for us to attain shareholder approval of our initial business combination if the target business does not meet our general criteria and guidelines. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.25 per share on the liquidation of our trust account and our warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.25 per share on the redemption of their shares. See “— If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.25 per share” and other risk factors herein.

We may seek business combination opportunities with a financially unstable business or an entity lacking an established record of revenue, cash flow or earnings, which could subject us to volatile revenues, cash flows or earnings or difficulty in retaining key personnel.

To the extent we complete our initial business combination with a financially unstable business or an entity lacking an established record of revenues or earnings, we may be affected by numerous risks inherent in the operations of the business with which we combine. These risks include volatile revenues or earnings and difficulties in obtaining and retaining key personnel. Although our officers and directors will endeavor to evaluate the risks inherent in a particular target business, we may not be able to properly ascertain or assess all of the significant risk factors and we may not have adequate time to complete due diligence. Furthermore, some of these risks may be outside of our control and leave us with no ability to control or reduce the chances that those risks will adversely impact a target business.

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We are not required to obtain an opinion from an independent accounting or investment banking firm, and consequently, you may have no assurance from an independent source that the price we are paying for the business is fair to our shareholders from a financial point of view.

Unless we complete our initial business combination with an affiliated entity or our board cannot independently determine the fair market value of the target business or businesses, we are not required to obtain an opinion from an independent accounting firm or independent investment banking firm which is a member of FINRA or other firm that commonly renders valuation opinions that the price we are paying is fair to our company or fair to our shareholders from a financial point of view. If no opinion is obtained, our shareholders will be relying on the judgment of our board of directors, who will determine fair market value based on standards generally accepted by the financial community. Such standards used will be disclosed in our proxy solicitation or tender offer materials, as applicable, related to our initial business combination.

Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern.”

As of September 30, 2022, we had $206,920 in cash and a working capital deficiency of $182,292. Further, we expect to incur significant costs in pursuit of our acquisition plans. Management’s plans to address this need for capital through this offering are discussed in the section of this prospectus titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Our plans to raise capital and to consummate our initial business combination may not be successful. In addition, management is currently evaluating the impact of the COVID-19 pandemic on the industry and its effect on our financial position, results its operations and/or search for a target company. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The financial statements contained elsewhere in this prospectus do not include any adjustments that might result from our inability to consummate this offering or our inability to continue as a going concern.

Resources could be wasted in researching business combinations that are not completed, which could materially adversely affect subsequent attempts to locate and acquire or merge with another business. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.25 per share, or less than such amount in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.

We anticipate that the investigation of each specific target business and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial costs for accountants, attorneys, consultants and others. If we decide not to complete a specific initial business combination, the costs incurred up to that point for the proposed transaction likely would not be recoverable. Furthermore, if we reach an agreement relating to a specific target business, we may fail to complete our initial business combination for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred which could materially adversely affect subsequent attempts to locate and acquire or merge with another business. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.25 per share on the liquidation of our trust account and our warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.25 per share on the redemption of their shares. See “— If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.25 per share” and other risk factors herein

We may engage in a business combination with one or more target businesses that have relationships with entities that may be affiliated with our sponsor, executive officers, directors or existing holders which may raise potential conflicts of interest.

In light of the involvement of our sponsor, its members and our executive officers and directors with other entities, we may decide to acquire one or more businesses affiliated with our sponsor, executive officers, directors or existing holders. Our directors also serve as officers and board members for other entities, including, without limitation, those described under the section of this prospectus entitled “Management — Conflicts of Interest.” Our sponsor and our directors and officers, or their respective affiliates may sponsor, form or participate in other blank check companies similar to ours during the period in which we are seeking an initial business combination. Such entities may compete with us for business combination opportunities. Our sponsor, officers and directors are not currently aware of any specific opportunities for us to complete our initial business combination with any entities with which they are affiliated, and there have been no substantive discussions concerning a business combination with any such entity or entities. Although we will not be specifically focusing on, or targeting, any transaction with any affiliated entities, we would pursue such a transaction if we determined that such affiliated entity met our criteria for a business combination as set forth in the section of this prospectus entitled “Proposed Business — Evaluation of a Target Business and Structuring of our Initial Business Combination” and such transaction was approved by a majority of our independent and disinterested directors. Despite our agreement to obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, regarding the fairness to our company from a financial point of view of a business combination with one or more domestic or international businesses affiliated with our sponsor, executive officers, directors or existing holders, potential conflicts of interest still may exist and, as a result, the terms of the initial business combination may not be as advantageous to our public shareholders as they would be absent any conflicts of interest.

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Since our sponsor, officers and directors will lose their entire investment in us if our initial business combination is not completed (except with respect to any public shares the may hold), a conflict of interest may arise in determining whether a particular business combination target is appropriate for our initial business combination.

On May 17, 2022 our sponsor purchased 2,875,000 founder shares. On December 22, 2022, the Sponsor purchased an additional 2,060,622 founder shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent approximately 30% of the outstanding shares after this offering (without giving effect to the private placement and assuming they do not purchase units in this offering and the Class A ordinary shares to be issued to the underwriters as compensation). The founder shares will be worthless if we do not complete an initial business combination. In addition, our sponsor has committed to purchase an aggregate of 511,375 of the placement units (or 565,375 of the units if the over-allotment option is exercised in full) at a price of $10.00 per unit, for an aggregate purchase price of $5,113,750 ($5,653,750 if the over-allotment option is exercised in full). Each placement unit consists of one Class A ordinary share and one warrant. Each whole warrant is exercisable to purchase one whole Class A ordinary share at $11.50 per share. These securities will also be worthless if we do not complete an initial business combination. Holders of founder shares have agreed (A) to vote any shares owned by them in favor of any proposed initial business combination and (B) not to redeem any founder shares in connection with a shareholder vote to approve a proposed initial business combination or in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association. In addition, we may obtain loans from our sponsor, affiliates of our sponsor or an officer or director. The personal and financial interests of our officers and directors may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. This risk may become more acute as the 12-month, or 18 month, if we elect to extend the time to complete our initial business combination, anniversary of the closing of this offering nears, which is the deadline for entering into an agreement to complete an initial business combination.

Since our officers and directors will share in any appreciation of the founder shares purchased at approximately $0.005 per share, a conflict of interest may arise in determining whether a particular target business is appropriate for our initial business combination.

Each of the officers and directors who will assist us in sourcing potential acquisition targets has an interest in the founder shares as of the date hereof. These officers and directors will not receive any cash compensation from us prior to a business combination but will share in any appreciation of the founder shares, provided that we successfully complete a business combination. We believe that this structure aligns the incentives of these officers and directors with the interests of our shareholders. However, investors should be aware that, as these officers and directors have paid approximately $0.005 per share or less for the interest in the founder shares, this structure also creates an incentive whereby our officers and directors could potentially make a substantial profit even if we complete a business combination with a target that ultimately declines in value and is not profitable for our public shareholders

We may issue notes or other debt securities, or otherwise incur substantial debt, to complete a business combination, which may adversely affect our leverage and financial condition and thus negatively impact the value of our shareholders’ investment in us.

Although we have no commitments as of the date of this prospectus to issue any notes or other debt securities, or to otherwise incur outstanding debt following this offering, we may choose to incur substantial debt to complete our initial business combination. We and our officers have agreed that we will not incur any indebtedness unless we have obtained from the lender a waiver of any right, title, interest or claim of any kind in or to the monies held in the trust account. As such, no issuance of debt will affect the per-share amount available for redemption from the trust account. Nevertheless, the incurrence of debt could have a variety of negative effects, including:

●	default and foreclosure on our assets if our operating revenues after an initial business combination are insufficient to repay our debt obligations;

●	acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

●	our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand;

●	our inability to obtain necessary additional financing if the debt security contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

●	our inability to pay dividends on our Class A ordinary shares;

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●	using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our Class A ordinary shares if declared, our ability to pay expenses, make capital expenditures and acquisitions and fund other general corporate purposes;

●	limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

●	increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

●	limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements and execution of our strategy and other purposes and other disadvantages compared to our competitors who have less debt.

We may only be able to complete one business combination with the proceeds of this offering and the sale of the placement units, which will cause us to be solely dependent on a single business which may have a limited number of products or services. This lack of diversification may negatively impact our operations and profitability. Of the net proceeds from this offering and the sale of the placement units, $102,500,000 (or $117,875,000 if the underwriters’ over-allotment option is exercised in full) will be available to complete our initial business combination and pay related fees and expenses, after taking into account $3,000,000 (or $3,450,000 if the over-allotment option is exercised in full) of deferred underwriting commissions being held in the trust account and the estimated offering expenses.

We may effectuate our initial business combination with a single target business or multiple target businesses simultaneously or within a short period of time. However, we may not be able to effectuate our initial business combination with more than one target business because of various factors, including the existence of complex accounting issues and the requirement that we prepare and file pro forma financial statements with the SEC that present operating results and the financial condition of several target businesses as if they had been operated on a combined basis. By completing our initial business combination with only a single entity, our lack of diversification may subject us to numerous economic, competitive and regulatory developments. Further, we would not be able to diversify our operations or benefit from the possible spreading of risks or offsetting of losses, unlike other entities which may have the resources to complete several business combinations in different industries or different areas of a single industry. Accordingly, the prospects for our success may be:

●	solely dependent upon the performance of a single business, property or asset; or

●	dependent upon the development or market acceptance of a single or limited number of products, processes or services.

This lack of diversification may subject us to numerous economic, competitive and regulatory risks, any or all of which may have a substantial adverse impact upon the particular industry in which we may operate subsequent to our initial business combination.

In evaluating a prospective target business for our initial business combination, our management will rely on the availability of all of the funds from the sale of the placement units to be used as part of the consideration to the sellers in the initial business combination. If the sale of some or all of the placement units fails to close, for any reason, we may lack sufficient funds to consummate our initial business combination.

Our sponsor has agreed to purchase an aggregate of 511,375 units (or up to 565,375 units if the over-allotment option is exercised in full) at a price of $10.00 per unit, for an aggregate purchase price of $5,113,750 ($5,653,750 if the over-allotment option is exercised in full) in a private placement that will close simultaneously with the closing of this offering. Each placement unit consists of one Class A ordinary share and one warrant. Each whole warrant is exercisable to purchase one whole Class A ordinary share at $11.50 per share. These securities will also be worthless if we do not complete an initial business combination.

If the sale of the placement units does not close for any reason, including by reason of the failure by the sponsor to fund the purchase price for its units, we may lack sufficient funds to consummate our initial business combination.

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We may be able to complete only one business combination with the proceeds of this offering and the sale of the placement units, which will cause us to be solely dependent on a single business, which may have a limited number of products or services and limited operating activities. This lack of diversification may negatively impact our operating results and profitability.

Of the net proceeds from this offering and the sale of the placement units, $102,500,000 (or $117,875,000 if the underwriters’ over-allotment option is exercised in full) will be available to complete our initial business combination and pay related fees and expenses (which includes up to $3,000,000 (or $3,450,000 if the over-allotment option is exercised in full, for the payment of deferred underwriting commissions being held in the trust account). We may effectuate our initial business combination with a single target business or multiple target businesses simultaneously or within a short period of time. However, we may not be able to effectuate our initial business combination with more than one target business because of various factors, including the existence of complex accounting issues and the requirement that we prepare and file pro forma financial statements with the SEC that present operating results and the financial condition of several target businesses as if they had been operated on a combined basis. By completing our initial business combination with only a single entity, our lack of diversification may subject us to numerous economic, competitive and regulatory developments.

Further, we would not be able to diversify our operations or benefit from the possible spreading of risks or offsetting of losses, unlike other entities that may have the resources to complete several business combinations in different industries or different areas of a single industry. Accordingly, the prospects for our success may be:

●	solely dependent upon the performance of a single business, property or asset, or

●	dependent upon the development or market acceptance of a single or limited number of products, processes or services.

This lack of diversification may subject us to numerous economic, competitive and regulatory risks, any or all of which may have a substantial adverse impact upon the particular industry in which we may operate subsequent to our initial business combination.

We may attempt to simultaneously complete business combinations with multiple prospective targets, which may hinder our ability to complete our initial business combination and give rise to increased costs and risks that could negatively impact our operations and profitability.

If we determine to simultaneously acquire several businesses that are owned by different sellers, we will need for each of such sellers to agree that our purchase of its business is contingent on the simultaneous closings of the other business combinations, which may make it more difficult for us, and delay our ability, to complete our initial business combination. With multiple business combinations, we could also face additional risks, including additional burdens and costs with respect to possible multiple negotiations and due diligence (if there are multiple sellers) and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies in a single operating business. If we are unable to adequately address these risks, it could negatively impact our profitability and results of operations.

We may issue our shares to investors in connection with our initial business combination at a price that is less than the prevailing market price of our shares at that time.

In connection with our initial business combination, we may issue shares to investors in private placement transactions (so-called PIPE transactions). The purpose of such issuances will be to enable us to provide sufficient liquidity to the post-business combination entity. The price of the shares we issue may therefore be less, and potentially significantly less, than the market price for our shares at such time. Any such issuances would dilute the interest of our shareholders.

We may attempt to complete our initial business combination with a private company about which little information is available, which may result in a business combination with a company that is not as profitable as we suspected, if at all.

In pursuing our acquisition strategy, we may seek to effectuate our initial business combination with a privately held company. By definition, very little public information generally exists about private companies, and we could be required to make our decision on whether to pursue a potential initial business combination on the basis of limited information, which may result in a business combination with a company that is not as profitable as we suspected, if at all.

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We may seek business combination opportunities with a high degree of complexity that require significant operational improvements, which could delay or prevent us from achieving our desired results.

We may seek business combination opportunities with large, highly complex companies that we believe would benefit from operational improvements. While we intend to implement such improvements, to the extent that our efforts are delayed or we are unable to achieve the desired improvements, the initial business combination may not be as successful as we anticipate. To the extent we complete our initial business combination with a large complex business or entity with a complex operating structure, we may also be affected by numerous risks inherent in the operations of the business with which we combine, which could delay or prevent us from implementing our strategy. Although our management team will endeavor to evaluate the risks inherent in a particular target business and its operations, we may not be able to properly ascertain or assess all of the significant risk factors until we complete our initial business combination. If we are not able to achieve our desired operational improvements, or the improvements take longer to implement than anticipated, we may not achieve the gains that we anticipate. Furthermore, some of these risks and complexities may be outside of our control and leave us with no ability to control or reduce the chances that those risks and complexities will adversely impact a target business. Such combination may not be as successful as a combination with a smaller, less complex organization.

If we pursue a target company with operations or opportunities outside of the United States for our initial business combination, we may face additional burdens in connection with investigating, agreeing to and completing such initial business combination, and if we effect such initial business combination, we would be subject to a variety of additional risks that may negatively impact our operations.

If we pursue a target a company with operations or opportunities outside of the United States for our initial business combination, we would be subject to risks associated with cross-border business combinations, including in connection with investigating, agreeing to and completing our initial business combination, conducting due diligence in a foreign jurisdiction, having such transaction approved by any local governments, regulators or agencies and changes in the purchase price based on fluctuations in foreign exchange rates. If we effect our initial business combination with such a company, we would be subject to any special considerations or risks associated with companies operating in an international setting, including any of the following:

●	costs and difficulties inherent in managing cross-border business operations and complying with different commercial and legal requirements of overseas markets;

●	rules and regulations regarding currency redemption;

●	complex corporate withholding taxes on individuals;

●	laws governing the manner in which future business combinations may be effected;

●	exchange listing and/or delisting requirements;

●	tariffs and trade barriers;

●	regulations related to customs and import/export matters;

●	local or regional economic policies and market conditions;

●	unexpected changes in regulatory requirements;

●	longer payment cycles;

●	tax issues, such as tax law changes and variations in tax laws as compared to the United States;

●	currency fluctuations and exchange controls;

●	rates of inflation;

●	challenges in collecting accounts receivable;

●	cultural and language differences;

●	employment regulations;

●	underdeveloped or unpredictable legal or regulatory systems;

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●	corruption;

●	protection of intellectual property;

●	social unrest, crime, strikes, riots and civil disturbances;

●	regime changes and political upheaval;

●	terrorist attacks, cyber-attacks, natural disasters and wars;

●	deterioration of political relations with the United States; and

●	government appropriation of assets.

Additionally, as a result of the military action commenced in February 2022 by the Russian Federation and Belarus in the country of Ukraine and related economic sanctions, the Company’s ability to consummate a Business Combination, or the operations of a target business with which the Company ultimately consummates a Business Combination, may be materially and adversely affected. Further, the Company’s ability to consummate a transaction may be dependent on the ability to raise equity and debt financing which may be impacted by these events, including as a result of increased market volatility, or decreased market liquidity in third-party financing being unavailable on terms acceptable to the Company or at all. The impact of this action and related sanctions on the world economy and the specific impact on the Company’s financial position, results of operations and/or ability to consummate a Business Combination are not yet determinable.

We may not be able to adequately address these additional risks. If we were unable to do so, we may be unable to complete such initial business combination, or, if we complete such combination, our operations might suffer, either of which may adversely impact our business, financial condition and results of operations.

We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete our initial business combination with which a substantial majority of our shareholders do not agree.

Our amended and restated memorandum and articles of association will not provide a specified maximum redemption threshold, except that in no event will we redeem our public shares unless our net tangible assets are at least $5,000,001 either immediately prior to or upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (such that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. As a result, we may be able to complete our initial business combination even though a substantial majority of our public shareholders do not agree with the transaction and have redeemed their shares or, if we seek shareholder approval of our initial business combination and do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to our sponsor, officers, directors or their affiliates. In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, all Class A ordinary shares submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

In order to effectuate an initial business combination, blank check companies have, in the recent past, amended various provisions of their charters and other governing instruments, including their warrant agreements. We cannot assure you that we will not seek to amend our amended and restated memorandum and articles of association or governing instruments in a manner that will make it easier for us to complete our initial business combination that our shareholders may not support.

In order to effectuate an initial business combination, blank check companies have, in the recent past, amended various provisions of their charters and modified governing instruments, including their warrant agreement. For example, blank check companies have amended the definition of business combination, increased redemption thresholds and extended the time to consummate an initial business combination and, with respect to their warrants, amended their warrant agreement to require the warrants to be exchanged for cash and/or other securities. Amending our amended and restated memorandum and articles of association will require at least a special resolution of our shareholders as a matter of Cayman Islands law, meaning the approval of holders of at least two-thirds of our ordinary shares who attend and vote at a general meeting of the company, and amending our warrant agreement will require a vote of holders of at least 50% of the public warrants and, solely with respect to any amendment to the terms of the warrants included in the private placement units or any provision of the warrant agreement with respect to the warrants included in the private placement units, 50% of the number of the then outstanding warrants included in the private placement units). In addition, our amended and restated memorandum and articles of association requires us to provide our public shareholders with the opportunity to redeem their public shares for cash if we propose an amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to an 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

To the extent any such amendments would be deemed to fundamentally change the nature of any securities offered through this registration statement, we would register, or seek an exemption from registration for, the affected securities. We cannot assure you that we will not seek to amend our amended and restated memorandum and articles of association or governing instruments or extend the time to consummate an initial business combination in order to effectuate our initial business combination.

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We may reincorporate in another jurisdiction in connection with our initial business combination and such reincorporation may result in taxes imposed on shareholders or warrant holders.

We may effect a business combination with a target company in another jurisdiction, reincorporate in the jurisdiction in which the target company or business is located or reincorporate in another jurisdiction. Such transactions may result in tax liability for a shareholder or warrant holder in the jurisdiction in which the shareholder or warrant holder is a tax resident (or in which its members are resident if it is a tax transparent entity), in which the target company is located, or in which we reincorporate. We do not intend to make any cash distributions to shareholders or warrant holders to pay such taxes. Shareholders and warrant holders may be subject to withholding taxes or other taxes with respect to their ownership of us after the reincorporation.

The provisions of our amended and restated memorandum and articles of association that relate to our pre-business combination activity (and corresponding provisions of the agreement governing the release of funds from our trust account), including an amendment to permit us to withdraw funds from the trust account such that the per share amount investors will receive upon any redemption or liquidation is substantially reduced or eliminated, may be amended with the approval of a special resolution which requires the approval of the holders of at least two-thirds majority (or such higher threshold as specified in the company’s amended and restated articles of association) of our ordinary shares who attend and vote at a general meeting of the company, which is a lower amendment threshold than that of some other blank check companies. It may be easier for us, therefore, to amend our amended and restated memorandum and articles of association and the trust agreement to facilitate the completion of an initial business combination that some of our shareholders may not support.

Our amended and restated memorandum and articles of association will provide that any of its provisions related to pre-initial business combination activity (including the requirement to deposit proceeds of this offering and the sale of the placement units into the trust account and not release such amounts except in specified circumstances, and to provide redemption rights to public shareholders as described herein and including to permit us to withdraw funds from the trust account such that the per share amount investors will receive upon any redemption or liquidation is substantially reduced or eliminated) may be amended if approved by a special resolution which requires the approval of the holders of at least two-thirds majority (or such higher threshold as specified in the company’s amended and restated articles of association) of our ordinary shares who attend and vote at a general meeting of the company, and corresponding provisions of the trust agreement governing the release of funds from our trust account may be amended if approved by holders of at least 65% of our ordinary shares entitled to vote thereon. We may not issue additional securities that can vote on amendments to our amended and restated memorandum and articles of association. Our initial shareholders, who will collectively beneficially own approximately 32.25% of our ordinary shares upon the closing of this offering (including the representative shares), will participate in any vote to amend our amended and restated memorandum and articles of association and/or trust agreement and will have the discretion to vote in any manner they choose. As a result, we may be able to amend the provisions of our amended and restated memorandum and articles of association which govern our pre-initial business combination behavior more easily than some other blank check companies, and this may increase our ability to complete an initial business combination with which you do not agree. Our shareholders may pursue remedies against us for any breach of our amended and restated memorandum and articles of association.

Our sponsor, officers, directors and director nominees have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated memorandum and articles of association (i) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company in six separate one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000, or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for each one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless we provide our public shareholders with the opportunity to redeem their Class A ordinary shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. These agreements are contained in a letter agreement that we will enter into with our sponsor, officers, directors and director nominees prior to the registration statement of which this prospectus is a part becoming effective. Our shareholders are not parties to, or third-party beneficiaries of, these agreements and, as a result, will not have the ability to pursue remedies against our sponsor, officers or directors for any breach of these agreements. As a result, in the event of a breach, our shareholders would need to pursue a shareholder derivative action, subject to applicable law.

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Our letter agreement with our sponsor, directors and officers may be amended without shareholder approval.

Our letter agreement with our sponsor, directors and officers contains provisions relating to transfer restrictions of our founder shares and sponsor warrants, indemnification of the trust account, waiver of redemption rights and participation in liquidation distributions from the trust account. This letter agreement may be amended without shareholder approval (although releasing the parties from the restriction not to transfer our founder shares for 180 days following the date of this prospectus will require the prior written consent of the underwriters). Moreover, certain other agreements relating to this offering may be amended without shareholder approval. While we do not expect our board to approve any amendment to these agreements prior to our initial business combination, it may be possible that our board, in exercising its business judgment and subject to its fiduciary duties, chooses to approve one or more amendments to this agreement. Any such amendments to the letter agreement would not require approval from our shareholders and may have an adverse effect on the value of an investment in our securities.

We may be unable to obtain additional financing to complete our initial business combination or to fund the operations and growth of a target business, which could compel us to restructure or abandon a particular business combination. If we do not complete our initial business combination, our public shareholders may only receive their pro rata portion of the funds in the trust account that are available for distribution to public shareholders.

We have not selected any specific business combination target but intend to target businesses with enterprise values that are greater than we could acquire with the net proceeds of this offering and the sale of the placement units. As a result, if the cash portion of the purchase price exceeds the amount available from the trust account, net of amounts needed to satisfy any redemption by public shareholders, we may be required to seek additional financing to complete such proposed initial business combination. We cannot assure you that such financing will be available on acceptable terms, if at all. To the extent that additional financing proves to be unavailable when needed to complete our initial business combination, we would be compelled to either restructure the transaction or abandon that particular business combination and seek an alternative target business candidate. Further, we may be required to obtain additional financing in connection with the closing of our initial business combination for general corporate purposes, including for maintenance or expansion of operations of the post-transaction businesses, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, or to fund the purchase of other companies. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.25 per share plus any pro rata interest earned on the funds held in the trust account and not previously released to us to pay our taxes on the liquidation of our trust account and our warrants will expire worthless. In addition, even if we do not need additional financing to complete our initial business combination, we may require such financing to fund the operations or growth of the target business. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the target business. None of our sponsor, officers, directors or shareholders is required to provide any financing to us in connection with or after our initial business combination. If we are unable to complete our initial business combination, our public shareholders may only receive approximately $10.25 per share on the liquidation of our trust account, and our warrants will expire worthless. Furthermore, as described in the risk factor entitled “— If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.25 per share,” under certain circumstances our public shareholders may receive less than $10.25 per share upon the liquidation of the trust account.

Holders of our Class A ordinary shares will not be entitled to vote on any appointment of directors we hold prior to our initial business combination.

Prior to our initial business combination, only holders of our founder shares will have the right to vote on the appointment of directors. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason. Accordingly, you may not have any say in the management of our company prior to the completion of an initial business combination.

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We are not registering the Class A ordinary shares issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise its warrants except on a cashless basis. If the issuance of the shares upon exercise of warrants is not registered, qualified or exempt from registration or qualification, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless.

We are not registering the Class A ordinary shares issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of the warrant agreement, we have agreed that as soon as practicable, but in no event later than 20 business days after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement for the registration under the Securities Act of the Class A ordinary shares issuable upon exercise of the warrants and thereafter will use our best efforts to cause the same to become effective within 60 business days following our initial business combination and to maintain a current prospectus relating to the Class A ordinary shares issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the warrants are not registered under the Securities Act, we will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.

Notwithstanding the foregoing, if a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective within a specified period following the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” pursuant to the exemption provided by Section 3(a)(9) of the Securities Act; provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. In no event will we be required to net cash settle any warrant, or issue securities or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under applicable state securities laws and there is no exemption available.

If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the Class A ordinary shares included in the units. If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of Class A ordinary shares upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such Class A ordinary shares under the blue-sky laws of the state of residence in those states in which the warrants were initially offered by us in this offering. However, there may be instances in which holders of our public warrants may be unable to exercise such public warrants, but holders of our private warrants may be able to exercise such private warrants.

If you exercise your public warrants on a “cashless basis,” you will receive fewer Class A ordinary shares from such exercise than if you were to exercise such warrants for cash.

Under the following circumstances, the exercise of the public warrants may be required or permitted to be made on a cashless basis: (i) If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption; (ii) if our ordinary shares is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement; and in the event we do not so elect, we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available; and (iii) if we call the public warrants for redemption under certain circumstances described in the warrant agreement. In the event of an exercise on a cashless basis, a holder would pay the warrant exercise price by surrendering the warrants for that number of Class A ordinary shares calculated under the applicable provision in the warrant agreement. As a result, you would receive fewer Class A ordinary shares from such exercise than if you were to exercise such warrants for cash.

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Because we must furnish our shareholders with target business financial statements, we may lose the ability to complete an otherwise advantageous initial business combination with some prospective target businesses.

The federal proxy rules require that a proxy statement with respect to a vote on a business combination meeting certain financial significance tests include historical and/or pro forma financial statement disclosure in periodic reports. We will include the same financial statement disclosure in connection with our tender offer documents, whether or not they are required under the tender offer rules. These financial statements may be required to be prepared in accordance with, or be reconciled to, accounting principles generally accepted in the United States of America (“GAAP”), or international financial reporting standards as issued by the International Accounting Standards Board (“IFRS”), depending on the circumstances and the historical financial statements may be required to be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). These financial statement requirements may limit the pool of potential target businesses we may acquire because some targets may be unable to provide such statements in time for us to disclose such statements in accordance with federal proxy rules and complete our initial business combination within the prescribed time frame.

Compliance obligations under the Sarbanes-Oxley Act may make it more difficult for us to effectuate a business combination, require substantial financial and management resources, and increase the time and costs of completing an acquisition.

Section 404 of the Sarbanes-Oxley Act requires that we evaluate and report on our system of internal controls beginning with our Annual Report on Form 10-K for the year ending December 31, 2023. Only in the event we are deemed to be a large-accelerated filer or an accelerated filer, and no longer qualify as an emerging growth company, will we be required to comply with the independent registered public accounting firm attestation requirement on our internal control over financial reporting. Further, for as long as we remain an emerging growth company, we will not be required to comply with the independent registered public accounting firm attestation requirement on our internal control over financial reporting. The fact that we are a blank check company makes compliance with the requirements of the Sarbanes-Oxley Act particularly burdensome on us as compared to other public companies because a target business with which we seek to complete our initial business combination may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of its internal controls. The development of the internal control of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such acquisition.

Although we are organized as a Cayman Islands exempted company, pursuant to Section 7874(b) of the Code, we may be treated as a U.S. corporation for all purposes of the Code, which would potentially increase the complexity of consummating an initial business combination with a non-U.S. counterparty in comparison to other special purpose acquisition companies domiciled in the Cayman Islands.

While we are organized as a Cayman Islands exempted company, there is a risk that we may be treated as a U.S. corporation (and, therefore, as a U.S. tax resident) pursuant to Section 7874(b) of the Code. Treatment as a U.S. corporation would generally apply for all purposes of the Code and the Treasury Regulations promulgated thereunder, and would potentially increase the complexity of consummating our initial business combination. It is possible that we may require more time, effort and resources to identify a suitable target and to consummate an initial business combination.

We may change our place of incorporation to a U.S. tax jurisdiction (the “Domestication”) and such Domestication may result in adverse tax consequences for holders of our Class A ordinary shares.

U.S. Holders (as defined in “Taxation-United States Federal Income Tax Considerations” below) of our Class A ordinary shares may be subject to U.S. federal income tax as a result of a Domestication. Additionally, non-U.S. Holders (as defined in “Taxation-United States Federal Income Tax Considerations” below) of our Class A ordinary shares may become subject to withholding tax on any dividends (including deemed dividends) paid on our New Class A ordinary shares after the Domestication.

As discussed more fully under the section entitled “Taxation-United States Federal Income Tax Considerations-Consequences of Domestication” below, the U.S. federal income tax consequences of a Domestication depend in part upon whether the Domestication qualifies as a “reorganization” within the meaning of Section 368 of the Code. Assuming that the Domestication so qualifies, U.S. Holders of our Class A ordinary shares may nevertheless recognize gain or, upon election, income equal to the allocable “all earnings and profits” amount under Section 367(b) of the Code. Furthermore, if we are treated as a “passive foreign investment company,” or PFIC, a U.S. Holder of our Class A ordinary shares may recognize full gain (but not loss) upon the Domestication under the or PFIC rules of the Code.

All holders are urged to consult their tax advisor for the tax consequences of the Domestication to their particular situation. For a more detailed description of the U.S. federal income tax consequences associated with the Domestication, see “Taxation-United States Federal Income Tax Considerations.”

Risks Relating to the Post-Business Combination Company

Subsequent to the completion of our initial business combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our share price, which could cause you to lose some or all of your investment.

Even if we conduct due diligence on a target business with which we combine, we cannot assure you that this diligence will surface all material issues with a particular target business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the target business and outside of our control will not later arise. As a result of these factors, we may be forced to later write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in our reporting losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about us or our securities. In addition, charges of this nature may cause us to violate net worth or other covenants to which we may be subject as a result of assuming pre-existing debt held by a target business or by virtue of our obtaining post-combination debt financing.

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Accordingly, any shareholders who choose to remain shareholders following the initial business combination could suffer a reduction in the value of their securities. Such shareholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation or tender offer materials, as applicable, relating to the initial business combination contained an actionable material misstatement or material omission.

The officers and directors of an acquisition candidate may resign upon completion of our initial business combination. The loss of a business combination target’s key personnel could negatively impact the operations and profitability of our post-combination business.

The role of an acquisition candidate’s key personnel upon the completion of our initial business combination cannot be ascertained at this time. Although we contemplate that certain members of an acquisition candidate’s management team will remain associated with the acquisition candidate following our initial business combination, it is possible that members of the management of an acquisition candidate will not wish to remain in place.

Our management may not be able to maintain control of a target business after our initial business combination. Upon the loss of control of a target business, new management may not possess the skills, qualifications or abilities necessary to profitably operate such business.

We may structure our initial business combination so that the post-transaction company in which our public shareholders own shares will own less than 100% of the equity interests or assets of a target business, but we will only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for us not to be required to register as an investment company under the Investment Company Act. We will not consider any transaction that does not meet such criteria. Even if the post-transaction company owns 50% or more of the voting securities of the target, our shareholders prior to our initial business combination may collectively own a minority interest in the post business combination company, depending on valuations ascribed to the target and us in the initial business combination. For example, we could pursue a transaction in which we issue a substantial number of new our Class A ordinary shares in exchange for all of the outstanding capital stock, shares or other equity interests of a target. In this case, we would acquire a 100% interest in the target. However, as a result of the issuance of a substantial number of new our Class A ordinary shares, our shareholders immediately prior to such transaction could own less than a majority of our issued and outstanding Class A ordinary shares subsequent to such transaction. In addition, other minority shareholders may subsequently combine their holdings resulting in a single person or group obtaining a larger share of the company’s shares than we initially acquired. Accordingly, this may make it more likely that our management will not be able to maintain control of the target business.

We may have a limited ability to assess the management of a prospective target business and, as a result, may affect our initial business combination with a target business whose management may not have the skills, qualifications or abilities to manage a public company.

When evaluating the desirability of effecting our initial business combination with a prospective target business, our ability to assess the target business’s management may be limited due to a lack of time, resources or information. Our assessment of the capabilities of the target business’s management, therefore, may prove to be incorrect and such management may lack the skills, qualifications or abilities we suspected. Should the target business’s management not possess the skills, qualifications or abilities necessary to manage a public company, the operations and profitability of the post-combination business may be negatively impacted. Accordingly, any shareholders who choose to remain shareholders following the initial business combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy solicitation or tender offer materials, as applicable, relating to the initial business combination contained an actionable material misstatement or material omission.

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Risks Relating to Our Management Team

We are dependent upon our executive officers and directors and their loss could adversely affect our ability to operate.

Our operations are dependent upon a relatively small group of individuals and, in particular, our executive officers and directors. We believe that our success depends on the continued service of our officers and directors, at least until we have completed our initial business combination. In addition, our executive officers and directors are not required to commit any specified amount of time to our affairs and, accordingly, will have conflicts of interest in allocating their time among various business activities, including identifying potential business combinations and monitoring the related due diligence. Moreover, certain of our directors and executive officers have time and attention requirements for other employment, executive positions, director positions and management duties. We do not have an employment agreement with, or key-man insurance on the life of, any of our directors or executive officers. The unexpected loss of the services of one or more of our directors or executive officers could have a detrimental effect on us.

Our ability to successfully effect our initial business combination and to be successful thereafter will be totally dependent upon the efforts of our key personnel, some of whom may join us following our initial business combination. The loss of key personnel could negatively impact the operations and profitability of our post-combination business.

Our ability to successfully effect our initial business combination is dependent upon the efforts of our key personnel. The role of our key personnel in the target business, however, cannot presently be ascertained. Although some of our key personnel may remain with the target business in senior management, director or advisory positions following our initial business combination, it is likely that some or all of the management of the target business will remain in place. While we intend to closely scrutinize any individuals we engage after our initial business combination, we cannot assure you that our assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause us to have to expend time and resources helping them become familiar with such requirements. This could be expensive and time-consuming and could lead to various regulatory issues which may adversely affect our operations.

Our key personnel may negotiate employment or consulting agreements with a target business in connection with a particular business combination, and a particular business combination may be conditioned on the retention or resignation of such key personnel. These agreements may provide for them to receive compensation following our initial business combination and as a result, may cause them to have conflicts of interest in determining whether a particular business combination is the most advantageous.

Our key personnel may be able to remain with the company after the completion of our initial business combination only if they are able to negotiate employment or consulting agreements in connection with the initial business combination. Such negotiations would take place simultaneously with the negotiation of the initial business combination and could provide for such individuals to receive compensation in the form of cash payments and/or our securities for services they would render to us after the completion of the initial business combination. The personal and financial interests of such individuals may influence their motivation in identifying and selecting a target business. However, we believe the ability of such individuals to remain with us after the completion of our initial business combination will not be the determining factor in our decision as to whether or not we will proceed with any potential business combination. There is no certainty, however, that any of our key personnel will remain with us after the completion of our initial business combination. We cannot assure you that any of our key personnel will remain in senior management or advisory positions with us. The determination as to whether any of our key personnel will remain with us will be made at the time of the consummation of our initial business combination.

Our executive officers and directors will allocate their time to other businesses thereby causing conflicts of interest in their determination as to how much time to devote to our affairs. This conflict of interest could have a negative impact on our ability to complete our initial business combination.

Our officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for an initial business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our officers is engaged in other business endeavors for which he may be entitled to substantial compensation and our officers are not obligated to contribute any specific number of hours per week to our affairs. Our independent directors may also serve as officers or board members for other entities. If our officers’ and directors’ other business affairs require them to devote substantial amounts of time to such affairs in excess of their current commitment levels, it could limit their ability to devote time to our affairs which may have a negative impact on our ability to complete our initial business combination. For a complete discussion of our officers’ and directors’ other business affairs, please see the section of this prospectus entitled “Management — Officers, Directors and Director Nominees.”

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Involvement of members of our management and companies with which they are affiliated in civil disputes and litigation, governmental investigations or negative publicity unrelated to our business affairs could materially impact our ability to consummate an initial business combination.

Our directors and officers and companies with which they are affiliated have been, and in the future will continue to be, involved in a wide variety of business affairs, including transactions, such as sales and purchases of businesses, and ongoing operations. As a result of such involvement, members of our management and companies with which they are affiliated in have been, and may in the future be, involved in civil disputes, litigation, governmental investigations and negative publicity relating to their business affairs.

Our executive officers, directors, security holders and their respective affiliates may have competitive pecuniary interests that conflict with our interests.

We have not adopted a policy that expressly prohibits our directors, executive officers, security holders or affiliates from having a direct or indirect pecuniary or financial interest in any investment to be acquired or disposed of by us or in any transaction to which we are a party or have an interest. In fact, we may enter into an initial business combination with a target business that is affiliated with our sponsor, our directors or officers, although we do not intend to do so. We do not have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by us. Accordingly, such persons or entities may have a conflict between their interests and ours.

The personal and financial interests of our executive officers, directors and director nominees may influence their motivation in timely identifying and selecting a target business and completing a business combination. Consequently, our executive officers’ and directors’ discretion in identifying and selecting a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of a particular business combination are appropriate and in our shareholders’ best interest. If this were the case, it would be a breach of their fiduciary duties to us as a matter of Cayman Islands law and we or our shareholders might have a claim against such individuals for infringing on our shareholders’ rights. See the section titled “Description of Securities—Certain Differences in Corporate Law—Shareholders’ Suits” for further information on the ability to bring such claims. However, we might not ultimately be successful in any claim we may make against them for such reason.

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We may amend the terms of the warrants in a manner that may be adverse to holders of public warrants with the approval by the holders of at least a majority of the then outstanding public warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of our Class A ordinary shares purchasable upon exercise of a warrant could be decreased, all without your approval.

Our warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision but requires the approval by the holders of at least a majority of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants. Accordingly, we may amend the terms of the public warrants in a manner adverse to a holder of public warrants if holders of at least a majority of the then outstanding public warrants approve of such amendment. Although our ability to amend the terms of the public warrants with the consent of at least a majority of the then outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, convert the warrants into cash or stock, shorten the exercise period or decrease the number of our Class A ordinary shares purchasable upon exercise of a warrant.

Our warrant agreement will designate the courts of the State of New York or the U.S. District Court for the Southern District of New York, as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company.

Our warrant agreement will provide that, subject to applicable law, (i) any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement, including under the Securities Act, will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and (ii) that we irrevocably submit to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. We will waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

Notwithstanding the foregoing, these provisions of the warrant agreement will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum. Any person or entity purchasing or otherwise acquiring any interest in any of our warrants shall be deemed to have notice of and to have consented to the forum provisions in our warrant agreement. If any action, the subject matter of which is within the scope the forum provisions of the warrant agreement, is filed in a court other than a court of the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any holder of our warrants, such holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located in the State of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

This choice-of-forum provision may limit a warrant holder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with our company, which may discourage such lawsuits. Alternatively, if a court were to find this provision of our warrant agreement inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect our business, financial condition and results of operations and result in a diversion of the time and resources of our management and board of directors.

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We may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.

We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant; provided that the reported closing price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption to the warrant holders and provided certain other conditions are met. If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of Class A ordinary shares upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such Class A ordinary shares under the blue-sky laws of the state of residence in those states in which the warrants were initially offered by us in this offering. Redemption of the outstanding warrants could force you (i) to exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants.

The value received upon exercise of the warrants (i) may be less than the value the holders would have received if they had exercised their warrants at a later time where the underlying share price is higher and (ii) may not compensate the holders for the value of the warrants, including because the number of Class A ordinary shares received is capped at 1 Class A ordinary shares per warrant (subject to adjustment) irrespective of the remaining life of the warrants.

Except as described elsewhere in this prospectus, none of the placement warrants will be redeemable by us as so long as they are held by our sponsor or its permitted transferees.

Risks Relating to Our Securities

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

We intend to apply to have our units approved for listing on Nasdaq on or promptly after the date of this prospectus. Following the date that our Class A ordinary shares and warrants are eligible to trade separately, we anticipate that our Class A ordinary shares and warrants will be separately listed on Nasdaq. We cannot guarantee that our securities will be approved for listing on Nasdaq. Although after giving effect to this offering we expect to meet, on a pro forma basis, the minimum initial listing standards set forth in the Nasdaq listing standards, we cannot assure you that our securities will be, or will continue to be, listed on Nasdaq in the future or prior to our initial business combination. In order to continue listing our securities on Nasdaq prior to our initial business combination, we must maintain certain financial, distribution and stock price levels. Generally, we must maintain a minimum number of holders of our securities (generally 400 public holders) and a market value of our publicly held Class A ordinary shares of $15.0 million. Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. For instance, our stock price would generally be required to be at least $4.00 per share, the market value of listed securities would be required to be at least $75 million, we would need to have 1.1 million publicly available shares and $20 million of market value of unrestricted publicly held shares, and we would be required to have a minimum of 400 round lot holders (with at least 50% of such round lot holders holding securities with a market value of at least $2,500) of our securities. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

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●	reduced liquidity for our securities;

●	a determination that our Class A ordinary shares is a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units and eventually our Class A ordinary shares and warrants will be listed on Nasdaq, our units, Class A ordinary shares and warrants will be covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

Our sponsor paid an aggregate of $25,206, or approximately $0.005 per founder share (assuming the over-allotment option is exercised in full and thus no forfeiture by our sponsor of any founder shares) and accordingly, you will experience immediate and substantial dilution upon the purchase of our Class A ordinary shares.

The difference between the public offering price per share (allocating all of the unit purchase price to the Class A ordinary shares and none to the warrant included in the unit) and the pro forma net tangible book value per share of our Class A ordinary shares after this offering constitutes the dilution to you and the other investors in this offering. Our sponsor acquired the founder shares at a nominal price, significantly contributing to this dilution. Upon the closing of this offering, and assuming no value is ascribed to the warrants included in the units, you and the other public shareholders will incur an immediate and substantial dilution of approximately 106.9% (or $10.69 per share, assuming no exercise of the underwriters’ over-allotment option), the difference between the pro forma net tangible book value per share of ($0.69) and the initial offering price of $10.00 per unit. In addition, because of the anti-dilution rights of the founder shares, any equity or equity-linked securities issued or deemed issued in connection with our initial business combination would be disproportionately dilutive to our Class A ordinary shares and would be exacerbated to the extent the public shareholders seek redemptions from the trust account.

Since our sponsor paid only $25,206 approximately $0.005 per founder share (assuming the over-allotment option is exercised in full and thus no forfeiture by our sponsor of any founder shares), our officers and directors could potentially make a substantial profit even if we acquire a target business that subsequently declines in value.

On May 17, 2022, our sponsor acquired 2,875,000 founder shares and on December 22, 2022 acquired an additional 2,060,622 founder shares for an aggregate purchase price of $25,206, or approximately $0.005 per unit. The founder shares will be convertible into Class A ordinary shares at a ratio of one to one, as described elsewhere in this prospectus. Our officers and directors have a significant economic interest in our sponsor. As a result of the low acquisition cost of our founder shares, our sponsor, its affiliates and our management team could make a substantial profit even if we select and consummate an initial business combination with an acquisition target that subsequently declines in value or is unprofitable for our public shareholders. Thus, such parties may have more of an economic incentive for us to enter into an initial business combination with a riskier, weaker-performing or financially unstable business, or an entity lacking an established record of revenues or earnings, than would be the case if such parties had paid the full offering price for their founder shares.

Our warrants and founder shares may have an adverse effect on the market price of our Class A ordinary shares and make it more difficult to effectuate our initial business combination.

We will be issuing warrants to purchase 10,000,000 our Class A ordinary shares (or up to 11,500,000 Class A ordinary shares if the underwriters’ over-allotment option is exercised in full) as part of the units offered by this prospectus and, simultaneously with the closing of this offering, we will be issuing placement warrants to purchase an aggregate of 511,375 (or up to 565,375 if the underwriters’ over-allotment option is exercised in full) Class A ordinary shares at $11.50 per share. Our initial shareholders currently own an aggregate of 4,935,622 founder shares, 643,777 of which are subject to forfeiture if the underwriters’ over-allotment option is not exercised in its entirety. The founder shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment as set forth herein. In addition, if our sponsor or an affiliate of our sponsor or certain of our officers and directors make any working capital loans, up to $1,500,000 of such loans may be converted into units, at the price of $10.00 per unit at the option of the lender. Further, if we elect to extend the time to consummate the initial business combination, such amounts would be loaned to us and may be converted into units at the price of $10.00 per unit at the option of the lender. Such units would be identical to the placement units.

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To the extent we issue Class A ordinary shares to effectuate an initial business combination, the potential for the issuance of a substantial number of additional Class A ordinary shares upon exercise of these warrants and conversion rights could make us a less attractive business combination vehicle to a target business. Any such issuance will increase the number of issued and outstanding our Class A ordinary shares and reduce the value of the Class A ordinary shares issued to complete the initial business combination. Therefore, our warrants and founder shares may make it more difficult to effectuate an initial business combination or increase the cost of acquiring the target business.

The placement warrants included in the placement units are identical to the warrants sold as part of the units in this offering except that, so long as they are held by our sponsor or its permitted transferees, (i) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our sponsor until 30 days after the completion of our initial business combination, and (ii) the holders thereof (including with respect to Class A ordinary shares issuable upon exercise of such warrants) are entitled to registration rights.

Because each unit contains one redeemable warrant we may be a less attractive acquisition candidate for an initial business combination.

Each unit contains one redeemable warrant. This is different from other offerings similar to ours whose units include one share of ordinary shares and a fraction of a whole warrant to purchase a share of ordinary shares. This will increase the dilutive effect of the warrants upon completion of an initial business combination since the warrants will be exercisable in the aggregate for a greater number of Class A ordinary shares compared to units that each contain a fraction of a warrant to purchase a share of ordinary shares, which may make us a less attractive partner for target businesses.

A provision of our warrant agreement may make it more difficult for use to consummate an initial business combination.

Unlike some other blank check companies, if:

(1)	we issue additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at a Newly Issued Price of less than $9.20 per share;

(2)	the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and

(3)	the Market Value is below $9.20 per share,

then the exercise price of the warrants will be adjusted to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described adjacent to “Redemption of warrants when the price per Class A ordinary shares equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price. This may make it more difficult for us to consummate an initial business combination with a target business.

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The determination of the offering price of our units, the size of this offering and terms of the units is more arbitrary than the pricing of securities and size of an offering of an operating company in a particular industry. You may have less assurance, therefore, that the offering price of our units properly reflects the value of such units than you would have in a typical offering of an operating company.

Prior to this offering there has been no public market for any of our securities. The public offering price of the units and the terms of the warrants were negotiated between us and the underwriters. In determining the size of this offering, management held customary organizational meetings with the underwriters, both prior to our inception and thereafter, with respect to the state of capital markets, generally, and the amount the underwriters believed they reasonably could raise on our behalf. Factors considered in determining the size of this offering, prices and terms of the units, including the Class A ordinary shares and warrants underlying the units, include:

●	the history and prospects of companies whose principal business is the acquisition of other companies;

●	prior offerings of those companies;

●	our prospects for acquiring an operating business at attractive values;

●	a review of debt-to-equity ratios in leveraged transactions;

●	our capital structure;

●	an assessment of our management and their experience in identifying operating companies;

●	general conditions of the securities markets at the time of this offering; and

●	other factors as were deemed relevant.

Although these factors were considered, the determination of our offering price is more arbitrary than the pricing of securities of an operating company in a particular industry since we have no historical operations or financial results.

We may issue additional ordinary shares or preference shares to complete our initial business combination or under an employee incentive plan after completion of our initial business combination. We may also issue Class A ordinary shares upon the conversion of the Class B ordinary shares at a ratio greater than one-to-one at the time of the consummation of our initial business combination as a result of the anti-dilution provisions contained in our amended and restated memorandum and articles of association. Any such issuances would dilute the interest of our shareholders and likely present other risks.

Our amended and restated memorandum and articles of association will authorize the issuance of up to 100,000,000 Class A ordinary shares, par value $0.0001 per share, 10,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share. Immediately after this offering and the sale of the placement units, there will be 89,398,625 and 5,708,155 (assuming, in each case, that the underwriters have not exercised their over-allotment option) authorized but unissued Class A ordinary shares and Class B ordinary shares, respectively, available for issuance, which amount does not take into account the Class A ordinary shares reserved for issuance upon exercise of outstanding warrants or the Class A ordinary shares issuable upon conversion of Class B ordinary shares. Immediately after the consummation of this offering, there will be no preference shares issued and outstanding. Class B ordinary shares are convertible into our Class A ordinary shares initially at a one-for-one ratio but subject to adjustment as set forth herein, including in certain circumstances in which we issue Class A ordinary shares or equity-linked securities related to our initial business combination.

We may issue a substantial number of additional ordinary shares or preference shares to complete our initial business combination or under an employee incentive plan after completion of our initial business combination (although our amended and restated memorandum and articles of association will provide that we may not issue securities that can vote with ordinary shareholders on matters related to our pre-initial business combination activity). We may also issue Class A ordinary shares upon conversion of the Class B ordinary shares at a ratio greater than one-to-one at the time of the consummation of our initial business combination as a result of the anti-dilution provisions contained in our amended and restated memorandum and articles of association. However, our amended and restated memorandum and articles of association will provide, among other things, that prior to our initial business combination, we may not issue additional shares that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote on any initial business combination. These provisions of our amended and restated memorandum and articles of association, like all provisions of our amended and restated memorandum and articles of association, may be amended by special resolution. However, our executive officers, directors and director nominees have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless we provide our public shareholders with the opportunity to redeem their ordinary shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

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The issuance of additional ordinary or preference shares:

●	may significantly dilute the equity interest of investors in this offering, which dilution would increase if the anti-dilution provisions in the Class B ordinary shares resulted in the issuance of Class A ordinary shares on a greater than one-to-one basis upon conversion of the Class B ordinary shares;

●	may subordinate the rights of holders of our ordinary shares if preference shares are issued with rights senior to those afforded our ordinary shares;

●	could cause a change of control if a substantial number of our ordinary shares are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

●	may have the effect of delaying or preventing a change of control of us by diluting the ownership or voting rights of a person seeking to obtain control of us; and

●	may adversely affect prevailing market prices for our units, Class A ordinary shares and/or warrants.

There is currently no market for our securities and a market for our securities may not develop, which would adversely affect the liquidity and price of our securities.

There is currently no market for our securities. Shareholders therefore have no access to information about prior market history on which to base their investment decision. Following this offering, the price of our securities may vary significantly due to one or more potential business combinations and general market or economic conditions, including as a result of the COVID-19 pandemic. Furthermore, an active trading market for our securities may never develop or, if developed, it may not be sustained. You may be unable to sell your securities unless a market can be established and sustained.

An investment in this offering may involve adverse U.S. federal income tax consequences.

An investment in this offering may involve adverse U.S. federal income tax consequences. For instance:

●	Because there are no authorities that directly address instruments similar to the units we are issuing in this offering, the allocation an investor makes with respect to the purchase price of the unit among the share of Class A ordinary shares, warrant included in the units could be challenged by the Internal Revenue Service of the United States (“IRS”) or the courts.

●	If we make distributions on our Class A ordinary shares, such distributions generally will be treated as dividends for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. The ability of a holder to seek redemption of their shares may be viewed as a position with respect to substantially similar or related property which diminishes your risk of loss and thereby affects your ability to satisfy the holding period requirements for the dividends received deduction or the preferential tax rate on qualified dividend income with respect to the time period prior to the approval of an initial business combination.

●	Any capital gain or loss you realize on a sale or other disposition of our Class A ordinary shares will generally be long-term capital gain or loss if your holding period for the Class A ordinary shares is more than one year. However, the redemption feature of the Class A ordinary shares could affect your ability to satisfy the holding period requirements for the long-term capital gain tax rate with respect to the time period prior to the approval of an initial business combination.

See the section titled “Taxation” for a summary of the material United States Federal income tax consequences of an investment in our securities. Accordingly, each prospective investor is urged to consult a tax advisor with respect to the specific tax consequences of the acquisition, ownership and disposition of our securities, including the applicability and effect of state, local, or foreign tax laws, as well as U.S. federal tax laws.

We may be a passive foreign investment company, or “PFIC,” which could result in adverse U.S. federal income tax consequences to U.S. investors.

If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder (as defined in the section of this prospectus captioned “Taxation—United States Federal Income Tax Considerations—U.S. Holders”) of our Class A ordinary shares or warrants, the U.S. Holder may be subject to adverse U.S. federal income tax consequences and may be subject to additional reporting requirements. Our PFIC status for our current and subsequent taxable years may depend on whether we qualify for the PFIC start-up exception (see the section of this prospectus captioned “Taxation—United States Federal Income Tax Considerations—U.S. Holders—Passive Foreign Investment Company Rules”). Depending on the particular circumstances the application of the start-up exception may be subject to uncertainty, and there cannot be any assurance that we will qualify for the start-up exception. Accordingly, there can be no assurances with respect to our status as a PFIC for our current taxable year or any subsequent taxable year. Our actual PFIC status for any taxable year, however, will not be determinable until after the end of such taxable year. Moreover, if we determine we are a PFIC for any taxable year, upon written request, we will endeavor to provide to a U.S. Holder such information as the Internal Revenue Service (“IRS”) may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a “qualified electing fund” election, but there can be no assurance that we will timely provide such required information, and such election would be unavailable with respect to our warrants in all cases. We urge U.S. investors to consult their tax advisors regarding the possible application of the PFIC rules. For a more detailed discussion of the tax consequences of PFIC classification to U.S. Holders, see the section of this prospectus captioned “Taxation—United States Federal Income Tax Considerations—U.S. Holders—Passive Foreign Investment Company Rules.”

General Risk Factors

We are a recently incorporated company with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective.

We are a recently incorporated company incorporated under the laws of the Cayman Islands with no operating results, and we will not commence operations until obtaining funding through this offering. Because we lack an operating history, you have no basis upon which to evaluate our ability to achieve our business objective of completing our initial business combination with one or more target businesses. We have no plans, arrangements or understandings with any prospective target business concerning a business combination and may be unable to complete our initial business combination. If we do not complete our initial business combination, we will never generate any operating revenues.

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Because we are incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited.

We are an exempted company incorporated under the laws of the Cayman Islands. As a result, it may be difficult for investors to effect service of process within the United States upon our officers or directors, or enforce judgments obtained in the United States courts against our officers or directors.

Our corporate affairs will be governed by our second amended and restated memorandum and articles of association, the Companies Act (as the same may be supplemented or amended from time to time) and the common law of the Cayman Islands. We will also be subject to the federal securities laws of the United States. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of our directors to us under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority but are not binding on a court in the Cayman Islands. The rights of our shareholders and the fiduciary responsibilities of our directors under Cayman Islands law are different from what they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a different body of securities laws as compared to the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law. In addition, Cayman Islands companies may not have standing to initiate a shareholder’s derivative action in a federal court of the United States.

We have been advised by Harney Westwood & Riegels, our Cayman Islands legal counsel, that there is uncertainty as to whether the courts of the Cayman Islands would (i) recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; or (ii) entertain original actions brought in the Cayman Islands predicated upon the civil liability provisions of the federal securities laws of the United States or any state. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction at common law any re-examination of the merits of the underlying dispute provided that such judgment (i) is given by a foreign court of competent jurisdiction, (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (iii) is final, (iv) is not in the nature of taxes, a fine, or a penalty; and (v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands. However, there is uncertainty with regard to Cayman Islands law on whether judgments of courts of the United States predicated upon the civil liability provisions of the securities laws of the United States or any State will be determined by the courts of the Cayman Islands penal or punitive in nature. If such a determination is made, the courts of the Cayman Islands will not recognize or enforce the judgment against a Cayman Islands company, such as our company. Because such a determination in relation to judgments obtained from U.S. courts under civil liability provisions of U.S. securities laws has not yet been made by a court of the Cayman Islands, it is uncertain whether such judgments would be enforceable in the Cayman Islands. A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

Past performance by our sponsor and our management team and their affiliates and businesses referred to herein, may not be indicative of future performance of an investment in us or in the future performance of any business that we may acquire.

Information regarding past performance of our sponsor and our management team and their affiliates including companies related thereto is presented for informational purposes only. Any past experience and performance of our sponsor and our management team and their affiliates or the other companies referred to herein is not a guarantee either (1) that we will be able to successfully identify a suitable candidate for our initial business combination or (2) of any results with respect to any initial business combination we may complete. You should not rely on the historical record of our sponsor and our management team and their affiliates or the performance of the other companies referred to herein as indicative of the future performance of an investment in us or the returns we will, or are likely to, generate going forward. An investment in us is not an investment in our sponsor and our management team and their affiliates, nor the other companies referred to in this prospectus.

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Cyber incidents or attacks directed at us could result in information theft, data corruption, operational disruption and/or financial loss.

We depend on digital technologies, including information systems, infrastructure and cloud applications and services, including those of third parties with which we may deal. Sophisticated and deliberate attacks on, or security breaches in, our systems or infrastructure, or the systems or infrastructure of third parties or the cloud, could lead to corruption or misappropriation of our assets, proprietary information and sensitive or confidential data. As an early-stage company without significant investments in data security protection, we may not be sufficiently protected against such occurrences. We may not have sufficient resources to adequately protect against, or to investigate and remediate any vulnerability to, cyber incidents. It is possible that any of these occurrences, or a combination of them, could have adverse consequences on our business and lead to financial loss.

We are an emerging growth company and a smaller reporting company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies or smaller reporting companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.

We are an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. As a result, our shareholders may not have access to certain information they may deem important. We could be an emerging growth company for up to five years, although circumstances could cause us to lose that status earlier, including if the Market Value of our Class A ordinary shares held by non-affiliates equals or exceeds $700.0 million as of any June 30th before that time, in which case we would no longer be an emerging growth company as of the following December 31. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

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Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of any fiscal year for so long as either (1) the market value of our Class A ordinary shares held by non-affiliates did not equal or exceed $250.0 million as of the prior June 30, or (2) our annual revenues did not exceed $100.0 million during such completed fiscal year and the market value of our Class A ordinary shares held by non-affiliates did not equal or exceed $700.0 million as of the prior June 30.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this prospectus may constitute “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this prospectus may include, for example, statements about:

●	our ability to complete our initial business combination;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our pool of prospective target businesses;

●	the ability of our officers and directors to generate a number of potential investment opportunities;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	negative interest rate for securities in which we invest the funds held in the trust account;

●	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

●	the trust account not being subject to claims of third parties; or

●	our financial performance following this offering.

The forward-looking statements contained in this prospectus are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section of this prospectus entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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USE OF PROCEEDS

We are offering 10,000,000 units at an offering price of $10.00 per unit. We estimate that the net proceeds of this offering together with the funds we will receive from the sale of the placement units will be used as set forth in the following table.

	Without Over- Allotment Option	Over-Allotment Option Fully Exercised
Gross proceeds
Gross proceeds from public shares offered to public	$100,000,000	$115,000,000
Gross proceeds from placement units offered in the private placement	5,113,750	5,653,750

Total gross proceeds	$105,113,750	$120,653,750

Estimated offering expenses(1)
Underwriting commissions (1.10% of gross proceeds from public shares offered to public, excluding deferred portion)(2)	1,100,000	1,265,000

Legal fees and expenses	235,000	235,000
Accounting fees and expenses	40,000	40,000
SEC filing fees and expenses	12,736	12,736
FINRA filing fees and expenses	17,750	17,750
Nasdaq filing fees and expenses	75,000	75,000
Printing and engraving expenses	25,000	25,000
Reimbursement to underwriters for expenses	150,000	150,000
Miscellaneous expenses	8,264	8,264

Total offering expenses (excluding underwriting commissions)	$563,750	$563,750
Proceeds after offering expenses	$103,450,000	$118,825,000

Held in trust account(2)	$102,500,000	$117,875,000
% of public offering size	102.5%	102.5%
Not held in trust account	$950,000	$950,000

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The following table shows the expected use of the approximately $950,000 of net proceeds not held in the trust account.(3)

	Amount	% of Total
Legal, accounting, due diligence, travel, and other expenses in connection with any business combination(4)	$290,000	30.53%
Nasdaq and other regulatory fees	$75,000	7.89%
Director and liability insurance premiums	$400,000	42.11%
Legal and accounting fees related to regulatory reporting obligations	$60,000	6.32%
Payment for office space, utilities and secretarial and administrative support ($10,000 per month for up to 12 months)	$120,000	12.63%
Working capital to cover miscellaneous expenses	$5,000	0.53%

Total	$950,000	100%

(1)	In the event that offering expenses are less than set forth in this table, any such amounts will be used for post-closing working capital expenses. In the event that the offering expenses are more than as set forth in this table, we may fund such excess with funds not held in the trust account.
(2)	The underwriters have agreed to defer underwriting commissions of 3.0% of the gross proceeds of this offering. Upon and concurrently with the completion of our initial business combination, $3,000,000, which constitutes the underwriters’ deferred commissions (or $3,450,000 if the underwriters’ over-allotment option is exercised in full) will be paid to the underwriters from the funds held in the trust account, see “Underwriting.” The remaining funds, less amounts released to the trustee to pay redeeming shareholders will be released to us and can be used to pay all or a portion of the purchase price of the business or businesses with which our initial business combination occurs or for general corporate purposes, including payment of principal or interest on indebtedness incurred in connection with our initial business combination, to fund the purchases of other companies or for working capital. The underwriters will not be entitled to any interest accrued on the deferred underwriting discounts and commissions.
(3)	These expenses are estimates only. Our actual expenditures for some or all of these items may differ from the estimates set forth herein. For example, we may incur greater legal and accounting expenses than our current estimates in connection with negotiating and structuring our initial business combination based upon the level of complexity of such business combination. In the event we identify a business combination target in a specific industry subject to specific regulations, we may incur additional expenses associated with legal due diligence and the engagement of special legal counsel. In addition, our staffing needs may vary and as a result, we may engage a number of consultants to assist with legal and financial due diligence. We do not anticipate any change in our intended use of proceeds, other than fluctuations among the current categories of allocated expenses, which fluctuations, to the extent they exceed current estimates for any specific category of expenses, would not be available for our expenses. The amount in the table above does not include interest available to us from the trust account. The proceeds held in the trust account will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Assuming an interest rate of 4.27% per year, we estimate the interest earned on the trust account will be approximately $4,370,432 per year; however, we can provide no assurances regarding this amount.
(4)	Includes estimated amounts that may also be used in connection with our initial business combination to fund a “no shop” provision and commitment fees for financing.

Of the net proceeds of this offering and the sale of the placement units, $102,500,000 (or $117,875,000 if the underwriters’ over-allotment option is exercised in full), including $3,000,000 (or $3,450,000 if the underwriters’ over-allotment option is exercised in full) of deferred underwriting commissions, will be placed in a trust account in the United States with Continental Stock Transfer & Trust Company acting as trustee and J.P. Morgan Securities LLC acting as investment manager, and will be invested only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. We estimate that the pre-tax interest earned on the trust account will be approximately $4,370,432 per year, assuming an interest rate of 4.27% per year; however, we can provide no assurance regarding this amount. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our tax obligations and up to $100,000 of interest that may be used for our dissolution expenses, the proceeds from this offering and the sale of the placement units will not be released from the trust account until the earliest to occur of: (a) the completion of our initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, and (c) the redemption of our public shares if we are unable to complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), subject to applicable law.

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The net proceeds held in the trust account may be used as consideration to pay the sellers of a target business with which we ultimately complete our initial business combination. If our initial business combination is paid for using equity or debt securities, or not all of the funds released from the trust account are used for payment of the consideration in connection with our initial business combination or used for redemptions of our Class A ordinary shares, we may apply the balance of the cash released from the trust account for general corporate purposes, including for maintenance or expansion of operations of the post-transaction company, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, to fund the purchase of other companies or for working capital. There is no limitation on our ability to raise funds privately or through loans in connection with our initial business combination.

We believe that amounts not held in trust, together with funds available to us from loans from our sponsor, will be sufficient to pay the costs and expenses to which such proceeds are allocated. This belief is based on the fact that while we may begin preliminary due diligence of a target business in connection with an indication of interest, we intend to undertake in-depth due diligence, depending on the circumstances of the relevant prospective acquisition, only after we have negotiated and signed a letter of intent or other preliminary agreement that addresses the terms of a business combination. However, if our estimate of the costs of undertaking in-depth due diligence and negotiating a business combination is less than the actual amount necessary to do so, we may be required to raise additional capital, the amount, availability and cost of which is currently unascertainable. If we are required to seek additional capital, we could seek such additional capital through loans or additional investments from our sponsor, members of our management team or their respective affiliates, but such persons are not under any obligation to advance funds to, or invest in, us.

On April 25, 2022 the Sponsor issued an unsecured promissory note to the Company, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. As of September 30, 2022, the Company borrowed $300,000 under the promissory note with our sponsor. The promissory note is non-interest bearing, unsecured and due at the earlier of March 31, 2023 or the closing of this offering. The promissory note is expected to be repaid upon the closing of this offering out of the offering proceeds not held in the trust account.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we intend to repay such loaned amounts out of the proceeds of the trust account released to us. Otherwise, such loans would be repaid only out of funds held outside the trust account. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used to repay such loaned amounts. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor, as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

If we seek shareholder approval of our initial business combination, and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our initial shareholders, directors, officers, advisors or their respective affiliates may purchase shares in privately negotiated transactions either prior to or following the completion of our initial business combination. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. If they engage in such transactions, they will not make any such purchases when they are in possession of any material non-public information not disclosed or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

We may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules) and the agreement for our initial business combination may require as a closing condition that we have a minimum net worth or a certain amount of cash. If too many public shareholders exercise their redemption rights so that we cannot satisfy the net tangible asset requirement or any net worth or cash requirements, we would not proceed with the redemption of our public shares or the initial business combination, and instead may search for an alternate business combination.

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A public shareholder will be entitled to receive funds from the trust account only upon the earliest to occur of: (i) our completion of an initial business combination, (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of our public shares if we are unable to complete our initial business combination within 12 months following the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), subject to applicable law and as further described herein and any limitations (including but not limited to cash requirements) created by the terms of the proposed initial business combination. In no other circumstances will a public shareholder have any right or interest of any kind to or in the trust account.

Our sponsor, directors and each member of our management have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and any public shares held by them in connection with the completion of our initial business combination. In addition, our sponsor has agreed to waive its rights to liquidating distributions from the trust account with respect to any founder shares held by it if we do not complete our initial business combination within the prescribed time frame. However, if our sponsor or any of our officers, directors or affiliates acquires public shares in or after this offering, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we do not complete our initial business combination within the prescribed time frame.

DIVIDEND POLICY

We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of our initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. If we increase or decrease the size of the offering we may effect a stock dividend or a share contribution back to capital or other appropriate mechanism, as applicable, with respect to our Class B ordinary shares immediately prior to the consummation of the offering in such amount as to maintain the ownership of our initial shareholders at 30.0% of the issued and outstanding shares of our ordinary shares (excluding the representative shares, the placement units and the underlying securities and assuming they do not purchase any units in this offering) upon the consummation of this offering. Further, if we incur any indebtedness in connection with our initial business combination, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

DILUTION

The difference between the public offering price per Class A ordinary shares, assuming no value is attributed to the warrants included in the units we are offering pursuant to this prospectus or the placement warrants, and the pro forma net tangible book value per share of our Class A ordinary shares after this offering constitutes the dilution to investors in this offering. Such calculation does not reflect any dilution associated with the sale and exercise of warrants, including the placement warrants, which would cause the actual dilution to the public shareholders to be higher, particularly where a cashless exercise is utilized. Net tangible book value per share is determined by dividing our net tangible book value, which is our total tangible assets less total liabilities (including the value of Class A ordinary shares which may be redeemed for cash), by the number of outstanding our Class A ordinary shares.

As of September 30, 2022, our net tangible book deficit was $(182,292), or approximately $(0.07) per share of ordinary shares. After giving effect to the sale of 10,000,000 Class A ordinary shares included in the units we are offering by this prospectus (or 11,500,000 Class A ordinary shares if the underwriters’ over-allotment option is exercised in full), the representative shares provided to the underwriter, the sale of the placement units and the deduction of underwriting commissions and estimated expenses of this offering, our pro forma net tangible book value as of September 30, 2022 would have been $(2,132,847), or approximately $(0.69) per share (or $(0.70) per share if the underwriters’ over-allotment option is exercised in full), representing an immediate decrease in net tangible book value of $(0.62) per share (or $(0.64) per share if the underwriters’ over-allotment option is exercised in full) to our initial shareholders as of the date of this prospectus and an immediate dilution of $10.69 per share or 106.9% to our public shareholders (or $10.70 per share or 107.0% if the underwriters’ over-allotment option is exercised in full).

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The following table illustrates the dilution to the public shareholders on a per-share basis, assuming no value is attributed to the warrants included in the units or the placement warrants:

	No exercise of over-allotment option	Exercise of over-allotment option in full
Public offering price	$10.00	$10.00
Net tangible book value before this offering	$(0.07)	$(0.06)
Decrease attributable to public shareholders and sale of the placement warrants	(0.62)	(0.64)
Pro forma net tangible book value after this offering	(0.69)	(0.70)
Dilution to public shareholders	$10.69	$10.70
Percentage of dilution to public shareholders	106.9%	107.0%

If we effect our initial business combination, the conversion rights of the public shareholders (but not our insiders) may result in the conversion or tender of up to 10,000,000 shares (or 11,500,000 shares if the underwriters exercise their over-allotment option in full) shares sold in this offering.

The following table sets forth information with respect to our initial shareholders and the public shareholders:

	Shares Purchased		Total Consideration		Average Price Per
	Number	Percentage	Amount	Percentage	Share
Initial Shareholders(1)(2)	2,875,000	21.33%	$25,000	0.02%	$0.009
Holders of Private Placement Units	511,375	3.80%	5,113,750	4.87%	10.00
Representative Shares(3)	90,000	0.67%	—	—%	—
Public Shareholders	10,000,000	74.20%	100,000,000	95.11%	$10.00
	13,476,375	100.0%	$105,138,750	100.0%

(1)	Assumes no exercise of the underwriters’ over-allotment option and the corresponding forfeiture of an aggregate of 643,777 Class B ordinary shares held by our sponsor.

(2)	Excludes issuance of additional 2,060,622 founder shares for consideration of $206 on December 22, 2022.

(3)	Assumes the issuance of 90,000 Class A ordinary shares to the representative.

The pro forma net tangible book value per share after the offering is calculated as follows:

	Without Over- allotment	With Over- allotment
Numerator:
Net tangible book deficit before this offering	$(182,292)	$(182,292)
Net proceeds from this offering and sale of the placement units, net of expenses(1)	103,450,000	118,825,000
Plus: Offering costs paid in advance, excluded from tangible book value	204,445	204,445
Less: Over-allotment option liability	(105,000)	-
Less: Deferred underwriting commissions	(3,000,000)	(3,450,000)
Less: Proceeds held in trust subject to redemption(2)	(102,500,000)	(117,875,000)
	$(2,132,847)	$(2,477,847)

	Without Over-allotment	With Over-allotment
Denominator:
Class B ordinary shares outstanding prior to this offering(3)	2,875,000	2,875,000
Class B ordinary shares forfeited if over-allotment is not exercised	(375,000)	—
Class A ordinary shares included in the units offered	10,000,000	11,500,000
Class A ordinary shares included in the placement units issued	511,375	565,375
Representative Shares(4)	90,000	103,500
Less: Shares subject to redemption	(10,000,000)	(11,500,000)
	3,101,375	3,543,875

(1)	Expenses applied against gross proceeds include offering expenses of $563,750 and underwriting commissions of $3,000,000 (or $3,450,000 if the over-allotment option is exercised in full) (excluding deferred underwriting fees). See “Use of Proceeds.”

(2)	If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our sponsor, initial shareholders, directors, executive officers, advisors or their affiliates may purchase public shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. In the event of any such purchases of our shares prior to the completion of our initial business combination, the number of Class A ordinary shares subject to redemption will be reduced by the amount of any such purchases, increasing the pro forma net tangible book value per share. See “Proposed Business — Effecting Our Initial Business Combination — Permitted Purchases of Our Securities.”

(3)	Excludes issuance of additional 2,060,622 founder shares for consideration of $206 on December 22, 2022.

(4)	We will issue the representative of the underwriters and/or its designees 90,000 Class A ordinary shares (103,500 if the over-allotment option is exercised in full), as underwriters’ compensation in connection with this offering.

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CAPITALIZATION

The following table sets forth our capitalization at September 30, 2022, and as adjusted to give effect to the filing of our amended and restated memorandum and articles of association, the sale of our units in this offering and the sale of the placement units and the application of the estimated net proceeds derived from the sale of such securities, assuming no exercise by the underwriters of their over-allotment option:

	September 30, 2022
	Actual	As Adjusted
Note payable to related party(1)	$300,000	$-
Over-allotment option liability		105,000
Deferred underwriting commissions	-	3,000,000
Class A ordinary shares, $0.0001 par value, 100,000,000 shares authorized; -0- and 10,000,000 shares are subject to possible redemption, respectively(2)(3)	-	102,500,000
Preference shares, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding, actual and as adjusted	-	-
Class A ordinary shares, $0.0001 par value, 100,000,000 shares authorized; -0- and 601,375 shares issued and outstanding (excluding -0- and 10,000,000 shares subject to possible redemption), actual and as adjusted, respectively(2)(3)	-	60 (4)
Class B ordinary shares, $0.0001 par value, 10,000,000 shares authorized, 2,875,000 and 2,500,000 shares issued and outstanding, actual and as adjusted, respectively(5)(6)	288	250
Additional paid-in capital	24,712	-
Accumulated deficit	(2,847)	(2,133,157)
Total shareholders’ equity (deficit)	$22,153	$(2,132,847)
Total capitalization	$322,153	$103,472,153

(1)	Our sponsor has agreed to loan us up to an aggregate of $300,000 to be used for a portion of the expenses of this offering. The “as adjusted” information gives effect to the repayment of any loans made under this note out of the proceeds from this offering and the sale of the placement units. As of September 30, 2022, we had borrowed the full amount of $300,000 under the promissory note with our sponsor.

(2)	Upon the completion of our initial business combination, we will provide our shareholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the initial business combination including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable), subject to the limitations described herein and any limitations (including, but not limited to, cash requirements) created by the terms of the proposed business combination.

(3)	All of the 10,000,000 Class A ordinary shares sold as part of the units in the offering contain a redemption feature which allows for the redemption of such public shares in connection with our liquidation if there is a shareholder vote or tender offer in connection with our initial business combination and in connection with certain amendments to our amended and restated memorandum and articles of association. In accordance with SEC and its guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of a company require ordinary shares subject to redemption to be classified outside of permanent equity. Given that the 10,000,000 Class A ordinary shares sold as part of the units in the offering will be issued with other freestanding instruments (i.e., public warrants), the initial carrying value of Class A ordinary shares classified as temporary equity will be the allocated proceeds determined in accordance with ASC 470-20. Our Class A ordinary shares is subject to ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, we have the option to either (i) accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or (ii) recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. We have elected to recognize the changes immediately. The accretion or remeasurement will be treated as a deemed dividend (i.e., a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital). While redemptions cannot cause our net tangible assets to fall below $5,000,001, all Class A ordinary shares sold in this offering are redeemable and classified as such on the balance sheet until such date that a redemption event takes place.

(4)	The Class A ordinary shares included in the placement units and the representative shares do not contain any redemption features. As such, the Class A ordinary shares included in the placement units and the representative shares will be classified as permanent equity upon issuance.

(5)	Actual share amount is prior to any forfeiture of founder shares by our sponsor and as adjusted amount assumes no exercise of the underwriters’ over-allotment option.

(6)	Excludes issuance of additional 2,060,622 founder shares for consideration of $206 on December 22, 2022.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We are a blank check company incorporated on March 11, 2022, as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On October 14, 2022, we redomiciled in the Cayman Islands. We have not selected any business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions directly or indirectly, with any business combination target. We intend to effectuate our initial business combination using cash from the proceeds of this offering and the private placement of the placement units, the proceeds of the sale of our shares in connection with our initial business combination (pursuant to forward purchase agreements or backstop agreements we may enter into following the consummation of this offering or otherwise), shares issued to the owners of the target, debt issued to bank or other lenders or the owners of the target, or a combination of the foregoing.

The issuance of additional shares of our stock in connection with a business combination to the owners of the target or other investors:

●	may significantly dilute the equity interest of investors in this offering, which dilution would increase if the anti-dilution provisions in our founder shares resulted in the issuance of our Class A ordinary shares on a greater than one-to-one basis upon conversion of our founder shares;

●	may subordinate the rights of holders of our Class A ordinary shares if preference shares are issued with rights senior to those afforded our Class A ordinary shares;

●	could cause a change in control if a substantial number of our Class A ordinary shares are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

●	may have the effect of delaying or preventing a change of control of us by diluting the share ownership or voting rights of a person seeking to obtain control of us; and

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●	may adversely affect prevailing market prices for our Class A ordinary shares and/or warrants.

●	Similarly, if we issue debt securities, or otherwise incur significant debt, it could result in:

●	default and foreclosure on our assets if our operating revenues after an initial business combination are insufficient to repay our debt obligations;

●	acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

●	our immediate payment of all principal and accrued interest, if any, if the debt is payable on demand;

●	our inability to obtain necessary additional financing if the debt contains covenants restricting our ability to obtain such financing while the debt is outstanding;

●	our inability to pay dividends on our ordinary shares;

●	using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our ordinary shares if declared, our ability to pay expenses, make capital expenditures and acquisitions and fund other general corporate purposes;

●	limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

●	increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

●	limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements and execution of our strategy and other purposes and other disadvantages compared to our competitors who have less debt.

As indicated in the accompanying financial statements, as of September 30, 2022, we had $206,920 in cash and deferred offering costs of $204,445. Further, we expect to incur significant costs in the pursuit of our initial business combination. We cannot assure you that our plans to raise capital or to complete our initial business combination will be successful.

Critical Accounting Policies and Estimates

Deferred offering costs consist of underwriting, legal and other expenses incurred through the balance sheet date that are directly related to the proposed public offering and that will be charged to shareholders’ equity upon the completion of the proposed public offering. Should the proposed public offering prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations.

Results of Operations and Known Trends or Future Events

We have neither engaged in any operations nor generated any revenues to date. Our only activities since inception have been organizational activities and those necessary to prepare for this offering. Following this offering, we will not generate any operating revenues until after completion of our initial business combination. We will generate non-operating income in the form of interest income on cash and cash equivalents after this offering. There has been no significant change in our financial or trading position and no material adverse change has occurred since the date of our audited financial statements. After this offering, we expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses. We expect our expenses to increase substantially after the closing of this offering.

Liquidity and Capital Resources

As of September 30, 2022, our liquidity needs will be satisfied prior to the completion of this offering through the receipt of $25,000 from the sale of the founder shares and an aggregate of $300,000 in loans available from our sponsor under an unsecured promissory note executed on April 25, 2022. As of September 30, 2022, we borrowed $300,000 under such promissory note. Further, we have incurred and expect to continue to incur significant costs in pursuit of our financing and acquisition plans. Management’s plans to address this uncertainty through this offering are discussed above. We cannot assure you that our plans to raise capital or to consummate an initial business combination will be successful. These factors, among others, raise substantial doubt about our ability to continue as a going concern.

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We estimate that the net proceeds from (i) the sale of the units in this offering, after deducting offering expenses of approximately $563,750, underwriting commissions of $1,100,000 (or $1,265,000 if the underwriters’ over-allotment option is exercised in full) (excluding deferred underwriting commissions of $3,000,000 (or $3,450,000 if the underwriter’s over-allotment option is exercised in full)), and (ii) the sale of the placement units for a purchase price of approximately $5,113,750 (or approximately $5,653,750 if the over-allotment option is exercised in full), will be $103,450,000 (or $118,825,000 if the underwriter’s over-allotment option is exercised in full). Of this amount, $102,500,000 (or $117,875,000 if the underwriters’ over-allotment option is exercised in full) will be held in the trust account, which includes $3,000,000 (or $3,450,000 if the underwriter’s over-allotment option is exercised in full) of deferred underwriting commissions. The proceeds held in the trust account will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations.

The remaining approximately $950,000 will not be held in the trust account. In the event that our offering expenses exceed our estimate of $563,750, we may fund such excess with funds not to be held in the trust account. In such case, the amount of funds we intend to be held outside the trust account would decrease by a corresponding amount. Conversely, in the event that the offering expenses are less than our estimate of $563,750, the amount of funds we intend to be held outside the trust account would increase by a corresponding amount.

We intend to use substantially all of the funds held in the trust account, including any amounts representing interest earned on the trust account (less taxes payable and deferred underwriting commissions), to complete our initial business combination. We may withdraw interest income (if any) to pay our taxes, if any. Our annual income tax obligations will depend on the amount of interest and other income earned on the amounts held in the trust account. Based on assumed interest rates, we expect that the interest income earned on the amount in the trust account (if any), will be sufficient to pay our income taxes. To the extent that our equity or debt is used, in whole or in part, as consideration to complete our initial business combination, the remaining proceeds held in the trust account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

Prior to the completion of our initial business combination, we will have available to us the approximately $950,000 of proceeds held outside the trust account, as well as certain funds from loans from our sponsor. We will use these funds to primarily identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

We do not believe we will need to raise additional funds following this offering in order to meet the expenditures required for operating our business prior to our initial business combination, other than funds available from loans from our sponsor. However, if our estimates of the costs of identifying a target business, undertaking in-depth due diligence and negotiating an initial business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial business combination. In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we will repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, including repayment of loans from our sponsor to pay for any amount deposited to pay for any extension of the time to complete our initial business combination, but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units. The terms of such loans by our sponsor, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

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We expect our primary liquidity requirements during the 18-month period subsequent to our IPO to include approximately $290,000 for legal, accounting, due diligence, travel and other expenses associated with structuring, negotiating and documenting successful business combinations; $400,000 for directors and officers liability insurance premiums, $60,000 for legal and accounting fees related to regulatory reporting requirements; $90,000 for office space, utilities and secretarial and administrative support; $75,000 of Nasdaq and other regulatory fees; and approximately $35,000 for working capital that will be used for miscellaneous expenses and reserves.

These amounts are estimates and may differ materially from our actual expenses. In addition, we could use a portion of the funds not being placed in trust to pay commitment fees for financing, fees to consultants to assist us with our search for a target business or as a down payment or to fund a “no-shop” provision (a provision designed to keep target businesses from “shopping” around for transactions with other companies or investors on terms more favorable to such target businesses) with respect to a particular proposed business combination, although we do not have any current intention to do so. If we entered into an agreement where we paid for the right to receive exclusivity from a target business, the amount that would be used as a down payment or to fund a “no-shop” provision would be determined based on the terms of the specific business combination and the amount of our available funds at the time. Our forfeiture of such funds (whether as a result of our breach or otherwise) could result in our not having sufficient funds to continue searching for, or conducting due diligence with respect to, prospective target businesses.

We do not believe we will need to raise additional funds following this offering in order to meet the expenditures required for operating our business. However, if our estimates of the costs of identifying a target business, undertaking in-depth due diligence and negotiating an initial business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial business combination. Moreover, we may need to obtain additional financing either to complete our initial business combination, either because the transaction requires more cash than is available from the proceeds held in our trust account, or because we become obligated to redeem a significant number of our public shares upon completion of our initial business combination, in which case we may issue additional securities or incur debt in connection with such business combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our initial business combination. If we do not complete our initial business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the trust account. In addition, following our initial business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Controls and Procedures

We are not currently required to maintain an effective system of internal controls as defined by Section 404 of the Sarbanes-Oxley Act. We will be required to comply with the internal control requirements of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2023. Only in the event that we are deemed to be a large-accelerated filer or an accelerated filer and no longer an emerging growth company would we be required to comply with the independent registered public accounting firm attestation requirement. Further, for as long as we remain an emerging growth company as defined in the JOBS Act, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirement.

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Prior to the closing of this offering, we have not completed an assessment, nor has our independent registered public accounting firm tested our systems, of our internal controls. We expect to assess the internal controls of our target business or businesses prior to the completion of our initial business combination and, if necessary, to implement and test additional controls as we may determine are necessary in order to state that we maintain an effective system of internal controls. A target business may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding the adequacy of internal controls. Many small and mid-sized target businesses we may consider for our initial business combination may have internal controls that need improvement in areas such as:

●	staffing for financial, accounting and external reporting areas, including segregation of duties;

●	reconciliation of accounts;

●	proper recording of expenses and liabilities in the period to which they relate;

●	evidence of internal review and approval of accounting transactions;

●	documentation of processes, assumptions and conclusions underlying significant estimates; and

●	documentation of accounting policies and procedures.

Because it will take time, management involvement and perhaps outside resources to determine what internal control improvements are necessary for us to meet regulatory requirements and market expectations for our operation of a target business, we may incur significant expense in meeting our public reporting responsibilities, particularly in the areas of designing, enhancing, or remediating internal and disclosure controls. Doing so effectively may also take longer than we expect, thus increasing our exposure to financial fraud or erroneous financing reporting.

Once our management’s report on internal controls is complete, we will retain our independent registered public accounting firm to audit and render an opinion on such report when required by Section 404 of the Sarbanes-Oxley Act. The independent registered public accounting firm may identify additional issues concerning a target business’s internal controls while performing their audit of internal control over financial reporting.

Quantitative and Qualitative Disclosures about Market Risk

The net proceeds of this offering and the sale of the placement units held in the trust account will be invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk. However, if the interest rates of U.S. Treasury obligations become negative, we may have less interest income available to us for payment of taxes, and a decline in the value of the assets held in the trust account could reduce the principal below the amount initially deposited in the trust account.

Related Party Transactions

On May 17, 2022, our sponsor purchased 2,875,000 founder shares and on December 22, 2022 an additional 2,060,622 founder shares for an aggregate purchase price of $25,206, or approximately $0.005 per share. The per share purchase price of the founder shares was determined by dividing the amount of cash contributed to the company by the aggregate number of founder shares issued. Prior to the completion of this offering, our sponsor will transfer a certain amount of founder shares to each of our independent director nominees at their original purchase price.

We may reimburse our sponsor or any of our existing officers or directors, or any entity with which they are affiliated, for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. The founder shares will be worthless if we do not complete an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their respective affiliates and will determine which fees and expenses and the amount of expenses that will be reimbursed. Except as noted above, there is no cap or ceiling on payments that may be made to our sponsor, officers, directors or any of their respective affiliates.

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Our sponsor has agreed to loan us up to an aggregate of $300,000 to be used for a portion of the expenses of this offering. As of September 30, 2022, the Company borrowed $300,000 under the promissory note with our sponsor. The loan is non-interest bearing, unsecured and due at the earlier of March 31, 2023, or the closing of this offering. The loan is expected to be repaid upon the closing of this offering. The value of our sponsor’s interest in this transaction corresponds to the principal amount outstanding under any such loan.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we will repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, including the repayment of loans from our sponsor to pay for any amount deposited to pay for any extension of the time to complete our initial business combination, but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

Our sponsor has agreed to purchase an aggregate of 511,375 units (or up to 565,375 units if the over-allotment option is exercised in full) in a private placement that will occur simultaneously with the closing of this offering. Each private placement warrant entitles the holder thereof to purchase one share of our Class A ordinary shares at a price of $11.50 per share. Our sponsor will be permitted to transfer the placement units and components securities held by them to certain permitted transferees, including our officers and directors and other persons or entities affiliated with or related to them, but the transferees receiving such securities will be subject to the same agreements with respect to such securities as our sponsor. Otherwise, these securities will not, subject to certain limited exceptions, be transferable or salable until 30 days after the completion of our initial business combination. Otherwise, the placement warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in this offering, including as to exercise price, exercisability and exercise period.

Pursuant to a registration rights agreement we will enter into with our initial shareholders on or prior to the closing of this offering, we may be required to register certain securities for sale under the Securities Act. These holders, and holders of units issued upon conversion of working capital loans, if any, are entitled under the registration rights agreement to make up to two demands that we register certain of our securities held by them for sale under the Securities Act and to have the securities covered thereby registered for resale pursuant to Rule 415 under the Securities Act. In addition, these holders have the right to include their securities in other registration statements filed by us. We will bear the costs and expenses of filing any such registration statements. See the section of this prospectus entitled “Certain Relationships and Related Party Transactions.”

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations; Quarterly Results

As of September 30, 2022, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations. No unaudited quarterly operating data is included in this prospectus, as we have not conducted any operations to date.

JOBS Act

The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We will qualify as an “emerging growth company” and under the JOBS Act will be allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our initial public offering or until we are no longer an “emerging growth company,” whichever is earlier.

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PROPOSED BUSINESS

General

We are a newly organized blank check company incorporated as a Cayman Islands exempt company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to throughout this prospectus as our initial business combination. We have not selected any potential business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any potential business combination target with respect to an initial business combination with us. We believe that our board and management team’s decades of experience and relationships with leading technology companies and their founders, executives and investors, in addition to the extensive industry and geographical reach of our network, along with our prior experience with IPOs and business combinations, will give us a competitive advantage in pursuing a broad range of opportunities in many industries. Although we may pursue a business combination opportunity in any business or industry, we currently intend to focus our efforts on identifying high growth technology and tech-enabled businesses domestically and abroad that are driving their growth through technology. Potential industries that fit this focus are enterprise security and operations applications, cloud-based content and digital streaming services, drone technology and service, AI companies, renewable energy, recycle tech, consumer healthcare and wellness, biomedical technology, entertainment/gaming companies, distance learning, online retail and e-sports companies.

We intend to pursue opportunities with private, high-quality growth companies addressing large market opportunities with highly differentiated, proprietary technology. We will use our board and management team’s decades of combined experience in sourcing transactions, understanding and conducting due diligence on new breakthrough technologies and developing management teams in order to seek to identify and negotiate a combination with an exceptional business. Our board and management team has deep expertise with breakthrough technologies and developing management teams in order to seek to identify and negotiate a combination with an exceptional business involving consumer healthcare and wellness, biomedical technology, security and operations applications, cloud-based content and digital streaming services, drone technology and service, AI companies, renewable energy, recycle tech, entertainment/gaming companies, distance learning, online retail or e-sports companies. Our expectation is that our ultimate target will be a category defining company that is leveraging technology in large and established markets led by exceptional management teams.

We believe that now is a particularly attractive time to pursue a business combination, particularly in Japan. We believe the traditional IPO and direct listing processes are not designed for these types of companies to execute on their ambitious strategies. We believe using a SPAC structure is a disruptive alternative to, and creates more efficiencies than, the traditional IPO approach. We also believe that because the industries in which we have particular expertise, and in which we will seek to identify a potential business combination target, are often overlooked by traditional venture capital, public equity and private equity investors, many high-quality companies in these industries are not well suited to a traditional IPO, direct listing or private equity buyout transaction. Therefore, we believe our focus on these particular industries will provide unique access to the highest quality companies and management teams and a substantial number of proprietary business combination opportunities.

We believe our expertise will make us an attractive partner for companies seeking a clear and efficient path to listing their shares with a significant degree of funding certainty. There are a large number of companies that desire to have publicly-traded shares to provide liquidity to investors and employees, create a currency for mergers and acquisitions and access to equity capital markets. We will primarily seek to combine with businesses owned by founders and minority investors, although we may consummate a transaction with businesses controlled by private equity investors or family-owned businesses, which means there is a wide universe of potential partners.

We believe that we are particularly well-suited to take advantage of the conditions described above. Our board and management team have developed deep, long-term relationships with successful founders, operators, and directors across our target industries. Mr. Shindo and Mr. Chiba have also helped many of their private portfolio investments go public, creating significant value for both founders, pre-IPO investors and public market investors alike. We believe our understanding of private deal execution and public capital markets, and valuation dynamics in both markets, make us uniquely positioned to identify and execute a business combination with a growth orientation. We think that our anticipated goal of establishing a minority ownership position as a result of a business combination where we are supporting a management team in executing their vision while remaining involved as a shareholder will resonate with a broad range of potential companies.

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Our Business Strategy

We will seek to capitalize on the significant relationships of Mr. Shindo and Mr. Chiba, in particular in Japan, along with other members of our management team, to identify, evaluate and acquire high growth technology and tech-enabled businesses domestically and abroad in the enterprise security and operations applications, cloud-based content and digital streaming services, as well as other industries which are being disrupted by advances in technology and on technology paradigms including drone technology and service, AI companies, renewable energy, recycle tech, consumer healthcare and wellness, biomedical technology, entertainment/gaming companies, online retail and distance learning industries. If we elect to pursue an investment outside of those industries, our management’s expertise related to those industries may not be directly applicable to its evaluation or operation, and the information contained in this prospectus regarding that industry might not be relevant to an understanding of the business that we elect to acquire.

Our business strategy is to identify and complete our initial business combination with a company that can benefit from (i) the managerial and operational experience of our management team, (ii) additional capital and (iii) access to public securities markets. We plan to leverage our management team’s network of growing companies where we believe a combination of our relationships, knowledge and experience in the technology sector could effect a positive transformation or augmentation of existing businesses to improve their overall value.

The company’s focus is on emerging growth technology companies that are well positioned for the changes in how businesses operate or how and what consumers buy. These changes have accelerated over the past year. Industries that fit this well, include but are not limited to, enterprise security and operations applications, cloud-based content and digital streaming services, drone technology and service, AI companies, consumer healthcare and wellness, biomedical technology, entertainment/gaming companies, distance learning, online retail and e-sports companies. We believe that the way businesses and consumers operate, make decisions, and spend has forever been changed because of the pandemic. These changes have accelerated an already growing digital transformation trend in businesses and reshaped consumer behavior. In particular, we have seen significant changes to distributed work, entertainment, and services that push value points from physical locations to more distant endpoints, most often homes.

There is no geographic limitation to the location of targets, as these types of opportunities are not necessarily bound by geography. We do believe that there are attractive business combination candidates in East Asia, particularly Japan. An examination of who originates and who lists foreign and global IPOs indicates that most countries outside the US and the UK tend to be either originators or listers but not both. The majority of foreign and global IPOs list in only a few markets and not all countries with well-established domestic IPO markets, such as Japan, attract 27 foreign listings and likewise, Japanese companies listing in the US is also underrepresented. There are many growing technology companies there that are looking to the US for both opportunities and capital. We believe that a US based company with a listing and capital would be an ideal fit for one of those companies. Such a connection would unlock value and increase growth opportunities for the right growing technology company.

We believe that many of the companies in our target industries understand the risks of delay and uncertainty in their given markets and would welcome the opportunity to raise capital and have a US public listing sooner. Further, like in many rapidly growing industries, many of these companies operate in fragmented markets and see an opportunity to consolidate and grow value within their vertical through acquisition using their publicly traded stock as a currency.

We have existing relationships with a number of growing companies looking for an opportunity to create liquidity for current investors and currency to acquire other companies. This provides us numerous opportunities and we would be well positioned given the difficulty in bridging technology and/or capital opportunities between the East and West. Further, we believe that the management team and board members’ extensive background, careers, reputations, and relationships in cross border business experience gives us the insight and position to identify the ideal targets for a business combination that creates long-term opportunity and value growth and to complete the business combination.

Our Acquisition Criteria

Our acquisition philosophy is rooted in several core tenets, consistent with those that have been utilized in the past by members of our management team as they have evaluated investment opportunities:

●	Large and Growing Addressable Market: Our management team will prioritize investing in large and growing industries that are poised for disruption by new technologies. We look for both large problems amenable to technology solutions as well as businesses able to scale to meet the market.
●	Proprietary Technology Advantage: We seek businesses protected by proprietary technology advantages, especially scientific breakthroughs and intellectual property. We believe that significant technology innovation provides for years of durable, compounding growth and expanding margins.
●	Scaling Business with Compelling Growth Opportunity: While we are primarily focused on the topline growth potential, we will seek to acquire a company which has achieved sufficient technology and business maturity while still maintaining significant runway to capture share in a large addressable market. We look for favorable secular trends and attractive unit economics which can be further enhanced as the business grows.
●	World Class Management Teams: We seek to partner with creative and ambitious management teams that have a track record of success to help them execute their vision.

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Our Acquisition Process

In evaluating a potential target business, we expect to conduct a comprehensive due diligence review to seek to determine a company’s quality and its intrinsic value. That due diligence review may include, among other things, financial statement analysis, detailed document reviews, technology diligence, multiple meetings with management, consultations with relevant industry and academic experts, competitors, customers and suppliers, as well as a review of additional information that we will seek to obtain as part of our analysis of a target company.

We expect to place significant emphasis on a business combination target’s technology and intellectual property as part of our acquisition evaluation process, consistent with the investment approach of our management team. This due diligence may include the engagement of multiple technical experts across both industry and academia to review the technology, participation in joint due diligence meetings with these technical experts and management, as well as detailed intellectual property due diligence, to determine the nature and quality of a company’s technology innovation.

We are not prohibited from pursuing an initial business combination with a business that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a business that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, will obtain an opinion from either an independent investment banking firm that is a member of the Financial Industry Regulatory Authority (“FINRA”) or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, in the event that we seek such a business combination, we expect that the independent members of our board of directors would be involved in the process for considering and approving the transaction.

Members of our management team, including our officers and directors, will directly or indirectly own our securities following this offering and, accordingly, may have a conflict of interest in determining whether a particular target company is an appropriate business with which to effectuate our initial business combination. Each of our officers and directors, as well as our management team, may have a conflict of interest with respect to evaluating a particular business combination, including if the retention or resignation of any such officers, directors, and management team members was included by a target business as a condition to any agreement with respect to such business combination.

We have not selected any specific business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any business combination target.

Each of our directors, director nominees and officers presently have and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to identify and pursue business combination opportunities or complete our initial business combination.

Our amended and restated memorandum and articles of association will provide that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company, and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation.

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Our founder, sponsor, officers, and directors may sponsor, form or participate in other blank check companies similar to ours during the period in which we are seeking an initial business combination and their respective participation in any such companies may present additional conflicts of interest in respect of determining to which such company a particular business combination opportunity should be presented, particularly in the event there is overlap among the investment mandates of such companies.

Moreover, because our board and management team have significant experience in identifying and executing multiple acquisition opportunities simultaneously and we are not limited by industry or geography in terms of the acquisition opportunities we can pursue. In addition, our founder, sponsor, officers, and directors are not required to commit any specified amount of time to our affairs and, accordingly, will have conflicts of interest in allocating management time among various business activities, including identifying potential business combinations and monitoring the related due diligence.

Initial Business Combination

Nasdaq rules require that we complete one or more initial business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on interest earned on the trust account) at the time of our signing a definitive agreement in connection with our initial business combination. Our board of directors will make the determination as to the fair market value of our initial business combination.

If our board of directors is not able to independently determine the fair market value of our initial business combination, we will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. While we consider it unlikely that our board of directors will not be able to make an independent determination of the fair market value of our initial business combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of a target’s assets or prospects.

We anticipate structuring our initial business combination so that the post-transaction company in which our public shareholders own shares will own or acquire 100% of the equity interests or assets of the target business or businesses. We may, however, structure our initial business combination such that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business for the post-acquisition company to meet certain objectives of the target management team or shareholders or for other reasons, but we will only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires an interest in the target or assets sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act of 1940, as amended.

Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our shareholders prior to the initial business combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the initial business combination. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our shareholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of net assets test. If the initial business combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses and we will treat the target businesses together as the initial business combination for the purposes of a tender offer or for seeking shareholder approval, as applicable.

The net proceeds of this offering and the sale of the placement units released to us from the trust account upon the closing of our initial business combination may be used as consideration to pay the sellers of a target business with which we complete our initial business combination. If our initial business combination is paid for using equity or debt securities, or not all of the funds released from the trust account are used for payment of the consideration in connection with our initial business combination or used for redemption of our public shares, we may use the balance of the cash released to us from the trust account following the closing for general corporate purposes, including for maintenance or expansion of operations of the post-transaction businesses, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, to fund the purchase of other companies or for working capital. In addition, we may be required to obtain additional financing in connection with the closing of our initial business combination to be used following the closing for general corporate purposes as described above.

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There is no limitation on our ability to raise funds through the issuance of equity or equity-linked securities or through loans, advances or other indebtedness in connection with our initial business combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our initial business combination. At this time, we are not a party to any arrangement or understanding with any third party with respect to raising any additional funds through the sale of securities or otherwise. None of our sponsors, officers, directors or shareholders is required to provide any financing to us in connection with or after our initial business combination. We may also obtain financing prior to the closing of our initial business combination to fund our working capital needs and transaction costs in connection with our search for and completion of our initial business combination.

Our amended and restated memorandum and articles of association will provide that, following this offering and prior to the consummation of our initial business combination, we will be prohibited from issuing additional securities that would entitle the holders thereof to (i) receive funds from the trust account; or (ii) vote as a class with our public shares: (a) on any initial business combination, or (b) to approve an amendment to our amended and restated memorandum and articles of association to: (x) extend the time we have to consummate a business combination beyond 12 months from the closing of this offering, or (y) amend the foregoing provisions, unless (in connection with any such amendment to our amended and restated memorandum and articles of association) we offer our public shareholders the opportunity to redeem their public shares.

Status as a Public Company

We believe our structure will make us an attractive business combination partner to target businesses. As an existing public company, we offer a target business an alternative to the traditional initial public offering through a merger or other business combination with us. In a business combination transaction with us, the owners of the target business may, for example, exchange their shares of stock, shares or other equity interests in the target business for our Class A ordinary shares (or shares of a new holding company) or for a combination of our Class A ordinary shares and cash, allowing us to tailor the consideration to the specific needs of the sellers. We believe target businesses will find this method a more expeditious and cost-effective method to becoming a public company than the typical initial public offering. The typical initial public offering process takes a significantly longer period of time than the typical business combination transaction process, and there are significant expenses in the initial public offering process, including underwriting discounts and commissions, that may not be present to the same extent in connection with a business combination with us.

Furthermore, once a proposed business combination is completed, the target business will have effectively become public, whereas an initial public offering is always subject to the underwriters’ ability to complete the offering, as well as general market conditions, which could delay or prevent the offering from occurring or could have negative valuation consequences. Once public, we believe the target business would then have greater access to capital, an additional means of providing management incentives consistent with shareholders’ interests and the ability to use its shares as currency for acquisitions. Being a public company can offer further benefits by augmenting a company’s profile among potential new customers and vendors and aid in attracting talented employees.

While we believe that our structure and our management team’s backgrounds will make us an attractive business partner, some potential target businesses may view our status as a blank check company, such as our lack of an operating history and our ability to seek shareholder approval of any proposed initial business combination, negatively.

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved, If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

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In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of this offering, (b) in which we have total annual gross revenue of at least $1.235 billion (as adjusted for inflation pursuant to SEC rules from time to time), or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A ordinary shares that is held by non-affiliates equals or exceeds $700.0 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of any fiscal year for so long as either (1) the market value of our Class A ordinary shares held by non-affiliates did not equal or exceed $250.0 million as of the prior June 30, or (2) our annual revenues did not exceed $100.0 million during such completed fiscal year and the market value of our Class A ordinary shares held by non-affiliates did not equal or exceed $700.0 million as of the prior June 30.

Financial Position

With funds available for an initial business combination initially in the amount of $99,500,000, after payment of $3,000,000 of deferred underwriting fees (or $114,425,000 after payment of $3,450,000 of deferred underwriting fees if the underwriters’ over-allotment option is exercised in full), in each case before fees and expenses associated with our initial business combination (other than deferred underwriting fees), we offer a target business a variety of options such as creating a liquidity event for its owners, providing capital for the potential growth and expansion of its operations or strengthening its balance sheet by reducing its debt leverage ratio. Because we are able to complete our initial business combination using our cash, debt or equity securities, or a combination of the foregoing, we have the flexibility to use the most efficient combination that will allow us to tailor the consideration to be paid to the target business to fit its needs and desires. However, we have not taken any steps to secure third party financing and there can be no assurance it will be available to us.

Effecting our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations for an indefinite period of time following this offering. We intend to effectuate our initial business combination using cash from the proceeds of this offering, the private placements of the placement units, our equity, debt or a combination of these as the consideration to be paid in our initial business combination. We may seek to complete our initial business combination with a company or business that may be financially unstable or in its early stages of development or growth, which would subject us to the numerous risks inherent in such companies and businesses.

If our initial business combination is paid for using equity or debt securities, or not all of the funds released from the trust account are used for payment of the consideration in connection with our initial business combination or used for redemptions of our Class A ordinary shares, we may apply the balance of the cash released to us from the trust account for general corporate purposes, including for maintenance or expansion of operations of the post-transaction company, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, to fund the purchase of other companies or for working capital.

We currently do not have any specific business combination under consideration. Our officers and directors have neither individually selected nor considered a target business, nor have they had any discussions regarding possible target businesses among themselves or with our underwriters or other advisors. We have not (nor have any of our agents or affiliates) been approached by any candidates (or representative of any candidates) with respect to a possible acquisition transaction with us and we will not consider a business combination with any company that has already been identified to management. Additionally, we have not, nor has anyone on our behalf, taken any measure, directly or indirectly, to identify or locate any suitable acquisition candidate for us, nor have we engaged or retained any agent or other representative to identify or locate any such acquisition candidate.

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We have not selected any business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions with any business combination target. Additionally, we have not engaged or retained any agent or other representative to identify or locate any suitable acquisition candidate, to conduct any research or take any measures, directly or indirectly, to locate or contact a target business, other than our officers and directors. Accordingly, there is no current basis for investors in this offering to evaluate the possible merits or risks of the target business with which we may ultimately complete our initial business combination. Although our management will assess the risks inherent in a particular target business with which we may combine, we cannot assure you that this assessment will result in our identifying all risks that a target business may encounter. Furthermore, some of those risks may be outside of our control, meaning that we can do nothing to control or reduce the chances that those risks will adversely affect a target business.

We may need to obtain additional financing to complete our initial business combination, either because the transaction requires more cash than is available from the proceeds held in our trust account, or because we become obligated to redeem a significant number of our public shares upon completion of the initial business combination, in which case we may issue additional securities or incur debt in connection with such business combination. There are no prohibitions on our ability to issue securities or incur debt in connection with our initial business combination. We are not currently a party to any arrangement or understanding with any third party with respect to raising any additional funds through the sale of securities, the incurrence of debt or otherwise.

Sources of Target Businesses

Our process of identifying acquisition targets will leverage our sponsor and our management team’s industry experiences, proven deal sourcing capabilities and broad and deep network of relationships in numerous industries, including executives and management teams, private equity groups and other institutional investors, large business enterprises, lenders, investment bankers and other investment market participants, restructuring advisers, consultants, attorneys and accountants, which we believe should provide us with a number of business combination opportunities. We expect that the collective experience, capability and network of our sponsor, our directors and officers, combined with their individual and collective reputations in the investment community, will help to create prospective business combination opportunities.

In addition, we anticipate that target business candidates may be brought to our attention from various unaffiliated sources, including investment bankers and private investment funds. Target businesses may be brought to our attention by such unaffiliated sources as a result of being solicited by us through calls or mailings. These sources may also introduce us to target businesses in which they think we may be interested on an unsolicited basis, since many of these sources will have read this prospectus and know what types of businesses we are targeting. Our officers and directors, as well as their respective affiliates, may also bring to our attention target business candidates of which they become aware through their business contacts as a result of formal or informal inquiries or discussions they may have, as well as attending trade shows or conventions.

We also expect to receive a number of proprietary deal flow opportunities that would not otherwise necessarily be available to us as a result of the business relationships of our officers and directors. While we do not presently anticipate engaging the services of professional firms or other individuals that specialize in business acquisitions on any formal basis, we may engage these firms or other individuals in the future, in which event we may pay a finder’s fee, consulting fee or other compensation to be determined in an arm’s length negotiation based on the terms of the transaction. We will engage a finder only to the extent our management determines that the use of a finder may bring opportunities to us that may not otherwise be available to us or if finders approach us on an unsolicited basis with a potential transaction that our management determines is in our best interest to pursue. Payment of finder’s fees is customarily tied to completion of a transaction; in which case any such fee will be paid out of the funds held in the trust account. In no event, however, will our sponsor or any of our existing officers or directors, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation by the company prior to, or for any services they render in order to effectuate, the completion of our initial business combination (regardless of the type of transaction that it is). None of our sponsor, executive officers or directors, or any of their respective affiliates, will be allowed to receive any compensation, finder’s fees or consulting fees from a prospective business combination target in connection with a contemplated acquisition of such target by us.

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We are not prohibited from pursuing an initial business combination with a business that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a business that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, will obtain an opinion from either an independent investment banking firm that is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, in the event that we seek such a business combination, we expect that the independent members of our board of directors would be involved in the process for considering and approving the transaction.

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to other entities, including entities that are affiliates of our sponsor, pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law. See “Management — Conflicts of Interest.”

Evaluation of a Target Business and Structuring of our Initial Business Combination

Nasdaq rules require that we consummate an initial business combination with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on interest earned on the trust account). The fair market value of our initial business combination will be determined by our board of directors based upon one or more standards generally accepted by the financial community, such as discounted cash flow valuation, a valuation based on trading multiples of comparable public businesses or a valuation based on the financial metrics of M&A transactions of comparable businesses. If our board of directors is not able to independently determine the fair market value of our initial business combination (including with the assistance of financial advisors), we will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. While we consider it unlikely that our board of directors will not be able to make an independent determination of the fair market value of our initial business combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of a target’s assets or prospects. We do not intend to purchase multiple businesses in unrelated industries in conjunction with our initial business combination. Subject to this requirement, our management will have virtually unrestricted flexibility in identifying and selecting one or more prospective target businesses, although we will not be permitted to effectuate our initial business combination with another blank check company or a similar company with nominal operation.

In any case, we will only complete an initial business combination in which we own or acquire 50% or more of the outstanding voting securities of the target or otherwise acquire a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. If we own or acquire less than 100% of the equity interests or assets of a target business or businesses, the portion of such business or businesses that are owned or acquired by the post-transaction company is what will be valued for purposes of the 80% of fair market value test. There is no basis for investors in this offering to evaluate the possible merits or risks of any target business with which we may ultimately complete our initial business combination.

To the extent we effect our initial business combination with a company or business that may be financially unstable or in its early stages of development or growth we may be affected by numerous risks inherent in such company or business. Although our management will endeavor to evaluate the risks inherent in a particular target business, we cannot assure you that we will properly ascertain or assess all significant risk factors.

In evaluating a prospective target business, we expect to conduct a thorough due diligence review, which will encompass, among other things, meetings with incumbent management and employees, document reviews, interviews of customers and suppliers, inspection of facilities, as well as a review of financial, operational, legal and other information which will be made available to us. If we determine to move forward with a particular target, we will proceed to structure and negotiate the terms of the initial business combination transaction.

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The time required to select and evaluate a target business and to structure and complete our initial business combination, and the costs associated with this process, are not currently ascertainable with any degree of certainty. Any costs incurred with respect to the identification and evaluation of, and negotiation with, a prospective target business with which our initial business combination is not ultimately completed will result in our incurring losses and will reduce the funds we can use to complete another business combination. The company will not pay any consulting fees to members of our management team, or any of their respective affiliates, for services rendered to or in connection with our initial business combination.

Lack of Business Diversification

For an indefinite period of time after the completion of our initial business combination, the prospects for our success may depend entirely on the future performance of a single business. Unlike other entities that have the resources to complete business combinations with multiple entities in one or several industries, it is probable that we will not have the resources to diversify our operations and mitigate the risks of being in a single line of business. By completing our initial business combination with only a single entity, our lack of diversification may:

●	subject us to negative economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact on the particular industry in which we operate after our initial business combination; and

●	cause us to depend on the marketing and sale of a single product or limited number of products or services.

Limited Ability to Evaluate the Target’s Management Team

Although we intend to closely scrutinize the management of a prospective target business when evaluating the desirability of effecting our initial business combination with that business, our assessment of the target business’s management may not prove to be correct. In addition, the future management may not have the necessary skills, qualifications or abilities to manage a public company. Furthermore, the future role of members of our management team, if any, in the target business cannot presently be stated with any certainty. The determination as to whether any of the members of our management team will remain with the combined company will be made at the time of our initial business combination. While it is possible that one or more of our directors will remain associated in some capacity with us following our initial business combination, it is unlikely that any of them will devote their full efforts to our affairs subsequent to our initial business combination. Moreover, we cannot assure you that members of our management team will have significant experience or knowledge relating to the operations of the particular target business.

We cannot assure you that any of our key personnel will remain in senior management or advisory positions with the combined company. The determination as to whether any of our key personnel will remain with the combined company will be made at the time of our initial business combination. Following a business combination, we may seek to recruit additional managers to supplement the incumbent management of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.

Shareholders May Not Have the Ability to Approve our Initial Business Combination

We may conduct redemptions without a shareholder vote pursuant to the tender offer rules of the SEC subject to the provisions of our amended and restated memorandum and articles of association. However, we will seek shareholder approval if it is required by law or applicable stock exchange rule, or we may decide to seek shareholder approval for business or other reasons.

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Under Nasdaq’s listing rules, shareholder approval would be required for our initial business combination if, for example:

●	we issue Class A ordinary shares that will be equal to or in excess of 20% of the number of our Class A ordinary shares then outstanding (other than in a public offering);

●	any of our directors, officers or substantial shareholders (as defined by the Nasdaq rules) has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the target business or assets to be acquired or otherwise and the present or potential issuance of ordinary shares could result in an increase in outstanding ordinary shares or voting power of 5% or more; or

●	the issuance or potential issuance of ordinary shares will result in our undergoing a change of control.

The decision as to whether we will seek shareholder approval of a proposed business combination in those instances in which shareholder approval is not required by law will be made by us, solely in our discretion, and will be based on business and legal reasons, which include a variety of factors, including, but not limited to:

●	the timing of the transaction, including in the event we determine shareholder approval would require additional time and there is either not enough time to seek shareholder approval or doing so would place the company at a disadvantage in the transaction or result in other additional burdens on the company;

●	the expected cost of holding a shareholder vote;

●	the risk that the shareholders would fail to approve the proposed business combination;

●	other time and budget constraints of the company; and

●	additional legal complexities of a proposed business combination that would be time-consuming and burdensome to present to shareholders.

Permitted Purchases of Our Securities

If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our sponsor, initial shareholders, directors, officers, advisors or their affiliates may purchase public shares or public warrants in privately-negotiated transactions or in the open market either prior to or following the completion of our initial business combination. There is no limit on the number of shares or warrants our initial shareholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. If they engage in such transactions, they will not make any such purchases when they are in possession of any material non-public information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. None of the funds held in the trust account will be used to purchase shares or public warrants in such transactions prior to completion of our initial business combination. It is intended that, if Rule 10b-18 would apply to purchases by our sponsor, directors, officers, advisors or any of their affiliates, then such purchases will comply with Rule 10b-18 under the Exchange Act, to the extent it applies, which provides a safe harbor for purchases made under certain conditions, including with respect to timing, pricing and volume of purchases.

Subsequent to the consummation of this offering, we will adopt an insider trading policy which will require insiders to: (i) refrain from purchasing our securities during certain blackout periods when they are in possession of any material non-public information and (ii) clear all trades of company securities with a compliance officer prior to execution. We cannot currently determine whether our insiders will make such purchases pursuant to a Rule 10b5-1 plan, as it will be dependent upon several factors, including but not limited to, the timing and size of such purchases. Depending on such circumstances, our insiders may either make such purchases pursuant to a Rule 10b5-1 plan or determine that such a plan is not necessary.

The purpose of any such purchases of shares could be to satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrant holders for approval in connection with our initial business combination. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our Class A ordinary shares or warrants may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

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Our sponsor, officers, directors and/or any of their affiliates anticipate that they may identify the shareholders with whom our sponsor, officers, directors or their affiliates may pursue privately-negotiated purchases by either the shareholders contacting us directly or by our receipt of redemption requests tendered by shareholders following our mailing of proxy materials in connection with our initial business combination. To the extent that our sponsor, officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling shareholders who have expressed their election to redeem their shares for a pro rata share of the trust account or vote against our initial business combination, whether or not such shareholder has already submitted a proxy with respect to our initial business combination. Such persons would select the shareholders from whom to acquire shares based on the number of shares available, the negotiated price per share and such other factors as any such person may deem relevant at the time of purchase. The price per share paid in any such transaction may be different than the amount per share a public shareholder would receive if it elected to redeem its shares in connection with our initial business combination. Our sponsor, officers, directors, advisors or their affiliates will only purchase shares if such purchases comply with Regulation M under the Exchange Act and the other federal securities laws.

Any purchases by our sponsor, officers, directors and/or their respective affiliates who are affiliated purchasers under Rule 10b-18 under the Exchange Act will only be made to the extent such purchases are able to be made in compliance with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. Our sponsor, officers, directors and/or their respective affiliates will not make purchases of shares if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. Additionally, in the event our sponsor, directors, officers, advisors or their affiliates were to purchase shares or warrants from public shareholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

●	our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our sponsor, directors, officers, advisors or any of their affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

●	if our sponsor, directors, officers, advisors or any of their affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

●	our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our sponsor, directors, officers, advisors or any of their affiliates would not be voted in favor of approving the business combination transaction;

●	our sponsor, directors, officers, advisors or any of their affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

●	we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:

●	the amount of our securities purchased outside of the redemption offer by our sponsor, directors, executive officers, advisors or any of their affiliates, along with the purchase price;

●	the purpose of the purchases by our sponsor, directors, executive officers, advisors or any of their affiliates;

●	the impact, if any, of the purchases by our sponsor, directors, executive officers, advisors or any of their affiliates on the likelihood that the business combination transaction will be approved;

●	the identities of our security holders who sold to our sponsor, directors, executive officers, advisors or any of their affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our sponsor, directors, executive officers, advisors or any of their affiliates; and

●	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

Redemption Rights for Public Shareholders upon Completion of our Initial Business Combination

We will provide our public shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the initial business combination including interest earned on the funds held in the trust account and not previously released to (which shall be net of taxes payable), divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the trust account is initially anticipated to be approximately $10.25 per public share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Our sponsor, officers and directors will enter into a letter agreement with us, prior to the registration statement of which this prospectus is a part becoming effective, pursuant to which they will agree to waive their redemption rights with respect to any founder shares and any public shares held by them in connection with the completion of our initial business combination.

Manner of Conducting Redemptions

We will provide our public shareholders with the opportunity to redeem all or a portion of their public Class A ordinary shares upon the completion of our initial business combination either (i) in connection with a shareholder meeting called to approve the initial business combination or (ii) by means of a tender offer. The decision as to whether we will seek shareholder approval of a proposed initial business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require us to seek shareholder approval under the law or share exchange listing requirement. Under Nasdaq rules, asset acquisitions and share purchases would not typically require shareholder approval while direct mergers with our company where we do not survive and any transactions where we issue more than 20% of our outstanding ordinary shares or seek to amend our amended and restated memorandum and articles of association would require shareholder approval. If we structure an initial business combination with a target company in a manner that requires shareholder approval, we will not have discretion as to whether to seek a shareholder vote to approve the proposed initial business combination. We may conduct redemptions without a shareholder vote pursuant to the tender offer rules of the SEC unless shareholder approval is required by law or stock exchange listing requirements or we choose to seek shareholder approval for business or other legal reasons. So long as we obtain and maintain a listing for our securities on Nasdaq, we will be required to comply with such rules.

If shareholder approval of the transaction is required by law or share exchange listing requirement, or we decide to obtain shareholder approval for business or other legal reasons, we will, pursuant to our amended and restated memorandum and articles of association:

●	conduct the redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, which regulates the solicitation of proxies, and not pursuant to the tender offer rules, and

●	file proxy materials with the SEC.

In the event that we seek shareholder approval of our initial business combination, we will distribute proxy materials and, in connection therewith, provide our public shareholders with the redemption rights described above upon completion of the initial business combination.

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If we seek shareholder approval, we will complete our initial business combination only if a majority of the outstanding ordinary shares present and entitled to vote at the meeting to approve the initial business combination when a quorum is present are voted in favor of the initial business combination. A quorum for such meeting will consist of the holders present in person or by proxy of shares of the Company representing a majority of the voting power of all outstanding shares of the Company entitled to vote at such meeting. Our initial shareholders will count toward this quorum and pursuant to the letter agreement, our sponsor, officers and directors have agreed to vote any founder shares held by them and any public shares acquired during or after this offering (including in open market and privately negotiated transactions) in favor of our initial business combination. For purposes of seeking approval of the majority of our outstanding ordinary shares voted, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. As a result, in addition to our founder shares, we would not need public shares sold in this offering to be voted in favor of an initial business combination (assuming only the minimum number of shares representing a quorum are voted) in order to have our initial business combination approved (assuming the over-allotment option is not exercised and that the initial shareholders do not purchase any units in this offering or units or shares in the after-market and the representative shares are voted in favor of the initial business combination). In the event that all our outstanding ordinary shares are voted, in addition to our initial shareholders’ founder shares and placement shares, we would need 2,643,391 or 26.43%, of the 10,000,000 public shares sold in this offering to be voted in favor of an initial business combination in order to have our initial business combination approved (assuming the over-allotment option is not exercised, the initial shareholders do not purchase any units in this offering or units or shares in the after-market and the representative shares are voted against of the initial business combination). We intend to give approximately 30 days (but not less than 10 days nor more than 60 days) prior written notice of any such meeting, if required, at which a vote shall be taken to approve our initial business combination. These quorum and voting thresholds, and the voting agreements of our initial shareholders, may make it more likely that we will consummate our initial business combination. Each public shareholder may elect to redeem its public shares irrespective of whether they vote for or against the proposed transaction. In addition, our sponsor, our directors, and our officers will enter into a letter agreement with us, prior to the registration statement of which this prospectus is a part becoming effective, pursuant to which they will agree to waive their redemption rights with respect to their founder shares held by them, and any public shares they may acquire during or after this offering in connection with the completion of our initial business combination.

If a shareholder vote is not required and we do not decide to hold a shareholder vote for business or other legal reasons, we will, pursuant to our amended and restated memorandum and articles of association:

●	conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and

●	file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

Upon the public announcement of our initial business combination, we or our sponsor will terminate any plan established in accordance with Rule 10b5-1 to purchase our Class A ordinary shares in the open market if we elect to redeem our public shares through a tender offer, to comply with Rule 14e-5 under the Exchange Act.

In the event we conduct redemptions pursuant to the tender offer rules, our offer to redeem will remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act, and we will not be permitted to complete our initial business combination until the expiration of the tender offer period. In addition, we will not redeem any public shares unless our net tangible assets will be at least $5,000,001 either immediately prior to or upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (so that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. If public shareholders tender more shares than we have offered to purchase, we will withdraw the tender offer and not complete the initial business combination.

Our amended and restated memorandum and articles of association will provide that we may not redeem our public shares unless our net tangible assets are at least $5,000,001 either immediately prior to or upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (so that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. For example, the proposed initial business combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the proposed initial business combination. In the event the aggregate cash consideration we would be required to pay for all Class A ordinary shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, and all Class A ordinary shares submitted for redemption will be returned to the holders thereof.

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Limitation on Redemption upon Completion of Our Initial Business Combination If We Seek Shareholder Approval

Notwithstanding the foregoing, if we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association will provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in this offering, which we refer to as the “Excess Shares.” Such restriction shall also be applicable to our affiliates. We believe this restriction will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed initial business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. By limiting our shareholders’ ability to redeem no more than 15% of the shares sold in this offering without our prior consent, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with an initial business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination.

Tendering Stock Certificates in Connection with a Tender Offer or Redemption Rights

We may require our public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to our transfer agent up to two business days prior to the vote on the proposal to approve the initial business combination, or to deliver their shares to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option. The proxy materials that we will furnish to holders of our public shares in connection with our initial business combination will indicate whether we are requiring public shareholders to satisfy such delivery requirements. Accordingly, a public shareholder would have up to two days prior to the vote on the initial business combination to tender its shares if it wishes to seek to exercise its redemption rights. Given the relatively short exercise period, it is advisable for shareholders to use electronic delivery of their public shares.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

The foregoing is different from the procedures used by many special purpose acquisition companies. In order to perfect redemption rights in connection with their business combinations, many blank check companies would distribute proxy materials for the shareholders’ vote on an initial business combination, and a holder could simply vote against a proposed initial business combination and check a box on the proxy card indicating such holder was seeking to exercise his or her redemption rights. After the initial business combination was approved, the company would contact such shareholder to arrange for him or her to deliver his or her certificate to verify ownership. As a result, the shareholder then had an “option window” after the completion of the initial business combination during which he or she could monitor the price of the company’s shares in the market. If the price rose above the redemption price, he or she could sell his or her shares in the open market before actually delivering his or her shares to the company for cancellation. As a result, the redemption rights, to which shareholders were aware they needed to commit before the shareholder meeting, would become “option” rights surviving past the completion of the initial business combination until the redeeming holder delivered its certificate. The requirement for physical or electronic delivery prior to the meeting ensures that a redeeming holder’s election to redeem is irrevocable once the initial business combination is approved.

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Any request to redeem such shares, once made, may be withdrawn at any time up to the date of the shareholder meeting. Furthermore, if a holder of a public share delivered its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the transfer agent return the certificate (physically or electronically). It is anticipated that the funds to be distributed to holders of our public shares electing to redeem their shares will be distributed promptly after the completion of our initial business combination.

If our initial business combination is not approved or completed for any reason, then our public shareholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the trust account. In such case, we will promptly return any certificates delivered by public holders who elected to redeem their shares.

If our initial proposed initial business combination is not completed, we may continue to try to complete an initial business combination with a different target until 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association).

Redemption of Public Shares and Liquidation if no Initial Business Combination

Our amended and restated memorandum and articles of association will provide that we will have only 12 months from the closing of this offering to complete our initial business combination. We may seek an ordinary resolution of the public shareholders for any extension beyond 12 months at a meeting called for such purpose. Public shareholders will be offered the opportunity to vote on and/or redeem their shares in connection with the approval of such extension. Alternatively, or in the event that there is an unsuccessful effort to obtain public shareholder approval for the proposed extensions(s), we may, but are not obligated to, extend the period in which we must complete our initial business combination six times, for an additional one month each time, up to 18 months by depositing into the trust account on or prior to the applicable deadline for each one month extension $330,000, or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case). Public shareholders, in this situation, will not be offered the opportunity to vote on and/or redeem their shares in connection with such extension. If we are unable to complete our initial business combination within such 12-month period (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the 12-month time period (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association).

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Our sponsor, officers and directors will enter into a letter agreement with us, pursuant to which they will waive their rights to liquidating distributions from the trust account with respect to any founder shares held by them if we fail to complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association). However, if our sponsor, officers, or directors acquire public shares in or after this offering, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association).

Our sponsor, officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated memorandum and articles of association (i) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association, prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless we provide our public shareholders with the opportunity to redeem their Class A ordinary shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable) divided by the number of then outstanding public shares. However, we may not redeem our public shares unless our net tangible assets are at least $5,000,001 either immediately prior to or upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (so that we are not subject to the SEC’s “penny stock” rules). If this optional redemption right is exercised with respect to an excessive number of public shares such that we cannot satisfy the net tangible asset requirement (described above), we would not proceed with the amendment or the related redemption of our public shares at such time.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $950,000 of proceeds held outside the trust account, although we cannot assure you that there will be sufficient funds for such purpose. We will depend on sufficient interest being earned on the proceeds held in the trust account to pay any tax obligations we may owe. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the trust account not required to pay taxes, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If we were to expend all of the net proceeds of this offering and the sale of the placement unit, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by shareholders upon our dissolution would be approximately $10.25. The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public shareholders. We cannot assure you that the actual per-share redemption amount received by shareholders will not be substantially less than $10.25. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.

Although we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. Marcum LLP, our independent registered public accounting firm, and the underwriters of the offering, will not execute agreements with us waiving such claims to the monies held in the trust account.

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In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.25 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.25 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the trust account are reduced below (i) $10.25 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. We have not asked our sponsor to reserve for such indemnification obligations and we cannot assure you that our sponsor would be able to satisfy those obligations. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.25 per public share.

We will seek to reduce the possibility that our sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Our sponsor will also not be liable as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We will have access to up to approximately $950,000 from the proceeds of this offering and the sale of the placement unit with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our trust account could be liable for claims made by creditors. In the event that our offering expenses exceed our estimate of $563,750, we may fund such excess with funds from the funds not to be held in the trust account. In such case, the amount of funds we intend to be held outside the trust account would decrease by a corresponding amount. Conversely, in the event that the offering expenses are less than our estimate of $563,750, the amount of funds we intend to be held outside the trust account would increase by a corresponding amount.

If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return $10.25 per share to our public shareholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our shareholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, thereby exposing itself and our company to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Our public shareholders will be entitled to receive funds from the trust account only upon the earlier to occur of: (i) the completion of our initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend any provisions of our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association, prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of all of our public shares if we are unable to complete our business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), subject to applicable law. In no other circumstances will a shareholder have any right or interest of any kind to or in the trust account. In the event we seek shareholder approval in connection with our initial business combination, a shareholder’s voting in connection with the initial business combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the trust account. Such shareholder must have also exercised its redemption rights as described above. These provisions of our amended and restated memorandum and articles of association, like all provisions of our amended and restated memorandum and articles of association, may be amended by special resolution.

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Comparison of Redemption or Purchase Prices in Connection with our Initial Business Combination and if We Do Not Complete our Initial Business Combination

The following table compares the redemptions and other permitted purchases of public shares that may take place in connection with the completion of our initial business combination and if we are unable to complete our initial business combination within 12 months from the closing of this offering (or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association).

	Redemptions in Connection with our Initial Business Combination	Other Permitted Purchases of Public Shares by us or our Affiliates	Redemptions if we fail to Complete an Initial Business Combination
Calculation of redemption price	Redemptions at the time of our initial business combination may be made pursuant to a tender offer or in connection with a shareholder vote. The redemption price will be the same whether we conduct redemptions pursuant to a tender offer or in connection with a shareholder vote. In either case, our public shareholders may redeem their public shares for cash equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the initial business combination (which is initially anticipated to be $10.25 per public share), including interest earned on the funds held in the trust account and (which shall be net of taxes payable) divided by the number of then outstanding public shares, subject to the limitation that no redemptions will take place if all of the redemptions would cause our net tangible assets to be less than $5,000,001 as described elsewhere in this prospectus and any limitations (including but not limited to cash requirements) agreed to in connections with the negotiation of terms of a proposed initial business combination.	If we seek shareholder approval of our initial business combination, our sponsor, directors, officers or their affiliates may purchase shares in privately negotiated transactions or in the open market prior to or following completion of our initial business combination. If any of our sponsor, directors, officers or their affiliates were to purchase shares, rights or warrants from public stockholders, they would do so at a price no higher than the price offered through our redemption process. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will be required to comply with such rules.	If we are unable to complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company in six separate one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000, or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for each one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), we will redeem all public shares at a per-share price, payable in cash, equal to the aggregate amount, then on deposit in the trust account (which is initially anticipated to be $10.25 per public share) including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares.

Impact to remaining shareholders	The redemptions in connection with our initial business combination will reduce the book value per share for our remaining shareholders, who will bear the burden of the deferred underwriting commissions and taxes payable.	If the permitted purchases described above are made there would be no impact to our remaining shareholders because the purchase price would not be paid by us. In the event our sponsor, directors, officers, advisors or any of their affiliates were to purchase shares or warrants from public shareholders , such purchases would by structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through disclosing the following in our registration statement/proxy statement filed for our business combination transaction: the possibility that our sponsor, directors, officers, advisors or any of their affiliates may purchase shares or warrants from public shareholders outside the redemption process, along with the purpose of such purchases; a representation that any of our securities purchased by our sponsor, directors, executive officers, advisors or any of their affiliates would not be voted in favor of approving the business combination transaction; and our sponsor, directors, officers, advisors or any of their affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights. Additionally, we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items: the amount of our securities purchased outside of the redemption offer by our sponsor, directors, officers, advisors or any of their affiliates, along with the purchase price; the purpose of the purchases by our sponsor, directors, officers, advisors or any of their affiliates; the impact, if any, of the purchases by our sponsor, directors, officers, advisors or any of their affiliates on the likelihood that the business combination transaction will be approved; the identities of our security holders who sold to our sponsor, directors, officers, advisors or any of their affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our sponsor, directors, officers, advisors or any of their affiliates; and the number of our securities for which the we have received redemption requests pursuant to our redemption offer.	The redemption of our public shares if we fail to complete our initial business combination will reduce the book value per share for the shares held by our initial shareholders, who will be our only remaining shareholders after such redemptions.

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Comparison of This Offering to Those of Blank Check Companies Subject to Rule 419

The following table compares the terms of this offering to the terms of an offering by a blank check company subject to the provisions of Rule 419. This comparison assumes that the gross proceeds, underwriting commissions and underwriting expenses of our offering would be identical to those of an offering undertaken by a company subject to Rule 419, and that the underwriters will not exercise their over-allotment option. None of the provisions of Rule 419 apply to our offering.

	Terms of Our Offering	Terms Under a Rule 419 Offering
Escrow of offering proceeds	$102,500,000 of the net proceeds of this offering and the sale of the placement units will be deposited into a trust account in the United States with Continental Stock Transfer & Trust Company acting as trustee.	Approximately $86,310,000 of the offering proceeds would be deposited into either an escrow account with an insured depositary institution or in a separate bank account established by a broker-dealer in which the broker-dealer acts as trustee for persons having the beneficial interests in the account.

Investment of net proceeds	$102,500,000 of the net offering proceeds and the sale of the placement units held in trust will be invested only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.	Proceeds could be invested only in specified securities such as a money market fund meeting conditions of the Investment Company Act or in securities that are direct obligations of, or obligations guaranteed as to principal or interest by, the United States.

Receipt of interest on escrowed funds	Interest on proceeds from the trust account to be paid to shareholders is reduced by (i) any taxes paid or payable, and (ii) in the event of our liquidation for failure to complete our initial business combination within the allotted time, up to $100,000 of net interest that may be released to us should we have no or insufficient working capital to fund the costs and expenses of our dissolution and liquidation.	Interest on funds in escrow account would be held for the sole benefit of investors, unless and only after the funds held in escrow were released to us in connection with our completion of a business combination.

Limitation on fair value or net assets of target business	Nasdaq rules require that we must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the agreement to enter into the initial business combination.	The fair value or net assets of a target business must represent at least 80% of the maximum offering proceeds.

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	Terms of Our Offering	Terms Under a Rule 419 Offering
Trading of securities issued	We expect the units will begin trading on or promptly after the date of this prospectus. The Class A ordinary share and warrants comprising the units will begin separate trading on the 52nd day following the date of this prospectus unless the representative informs us of its decision to allow earlier separate trading, subject to our having filed the Current Report on Form 8-K described below and having issued a press release announcing when such separate trading will begin. We will file the Current Report on Form 8-K promptly after the closing of this offering, which is anticipated to take place three business days from the date of this prospectus. If the over-allotment option is exercised following the initial filing of such Current Report on Form 8-K, an additional Current Report on Form 8-K will be filed to provide updated financial information to reflect the exercise of the over-allotment option.	No trading of the units or the underlying Class A ordinary share and warrants would be permitted until the completion of a business combination. During this period, the securities would be held in the escrow or trust account.

Exercise of the warrants	The warrants cannot be exercised until 30 days after the date of the completion of our initial business combination.	The warrants could be exercised prior to the completion of a business combination, but securities received and cash paid in connection with the exercise would be deposited in the escrow or trust account.

Election to remain an investor	We will provide our public shareholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the trust account and not previously released to us (which shall be net of taxes payable), upon the completion of our initial business combination, subject to the limitations described herein. We may not be required by applicable law or share exchange listing requirements to hold a shareholder vote. We intend to give approximately 30 days (but not less than 10 days nor more than 60 days) prior written notice of any such meeting, if required, at which a vote shall be taken to approve our initial business combination. If we are not required by applicable law or share exchange listing requirements and do not otherwise decide to hold a shareholder vote, we will, pursuant to our amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the SEC and file tender offer documents with the SEC which will contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under the SEC’s proxy rules. In the event we conduct redemptions pursuant to the tender offer rules, our offer to redeem will remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act, and we will not be permitted to complete our initial business combination until the expiration of the tender offer period. If, however, we hold a shareholder vote, we will, like many blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules.	A prospectus containing information pertaining to the business combination required by the SEC would be sent to each investor. Each investor would be given the opportunity to notify the company in writing, within a period of no less than 20 business days and no more than 45 business days from the effective date of a post-effective amendment to the company’s registration statement, to decide if it elects to remain a shareholder of the company or require the return of its investment. If the company has not received the notification by the end of the 45th business day, funds and interest or dividends, if any, held in the trust or escrow account are automatically returned to the shareholder. Unless a sufficient number of investors elect to remain investors, all funds on deposit in the escrow account must be returned to all of the investors and none of the securities are issued.

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	Terms of Our Offering	Terms Under a Rule 419 Offering
If we seek shareholder approval, we will complete our initial business combination only if a majority of the outstanding ordinary shares voted are voted in favor of the initial business combination. Additionally, each public shareholder may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction. A quorum for such meeting will consist of the holders present in person or by proxy of shares of the company representing a majority of the voting power of all outstanding shares of the company entitled to vote at such meeting.

Business combination deadline	If we are unable to complete an initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us (which shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.	If a business combination has not been completed within 18 months after the effective date of the company’s registration statement, funds held in the trust or escrow account are returned to investors.

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	Terms of Our Offering	Terms Under a Rule 419 Offering
Limitation on redemption rights of shareholders holding more than 15% of the shares sold in this offering if we hold a shareholder vote	If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association will provide that a public shareholder (including our affiliates), together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to Excess Shares (more than an aggregate of 15% of the shares sold in this offering). Our public shareholders’ inability to redeem Excess Shares will reduce their influence over our ability to complete our initial business combination and they could suffer a material loss on their investment in us if they sell any Excess Shares in open market transactions.	Many blank check companies provide no restrictions on the ability of shareholders to redeem shares based on the number of shares held by such shareholders in connection with an initial business combination.

Tendering share certificates in connection with redemption rights	We may require our public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to our transfer agent up to two business days prior to the vote on the proposal to approve the initial business combination, or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC System, at the holder’s option. The proxy materials that we will furnish to holders of our public shares in connection with our initial business combination will indicate whether we are requiring public shareholders to satisfy such delivery requirements. Accordingly, a public shareholder would have up to two days prior to the vote on the initial business combination to tender its shares if it wishes to seek to exercise its redemption rights.	In order to perfect redemption rights in connection with their business combinations, holders could vote against a proposed initial business combination and check a box on the proxy card indicating such holders were seeking to exercise their redemption rights. After the business combination was approved, the company would contact such shareholders to arrange for them to deliver their certificate to verify ownership.

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	Terms of Our Offering	Terms Under a Rule 419 Offering
Release of funds	Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our tax obligations and up to $100,000 of interest that may be used for our dissolution expenses, the proceeds held in the trust account will not be released until the earliest to occur of: (i) the completion of our initial business combination, (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our amended and restated memorandum and articles of association, prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the redemption of 100% of our public shares if we are unable to complete an initial business combination within the required time frame (subject to the requirements of applicable law). On the completion of our initial business combination, all amounts held in the trust account will be released to us, less amounts released to a separate account controlled by the trustee for disbursal to redeeming shareholders. We will use these funds to pay amounts due to any public shareholders who exercise their redemption rights as described above under “Redemption rights for public shareholders upon completion of our initial business combination,” to pay the underwriters their deferred underwriting commissions, to pay all or a portion of the consideration payable to the target or owners of the target of our initial business combination and to pay other expenses associated with our initial business combination.	The proceeds held in the escrow account are not released until the earlier of the completion of a business combination or the failure to effect a business combination within the allotted time.

Terms Under a Rule 419 Offering

The proceeds held in the escrow account are not released until the earlier of the completion of a business combination or the failure to effect a business combination within the allotted time.

Competition

In identifying, evaluating and selecting a target business for our initial business combination, we may encounter competition from other entities having a business objective similar to ours, including other blank check companies, private equity groups and leveraged buyout funds, public companies and operating businesses seeking strategic business combinations. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess greater financial, technical, human and other resources than we do. Our ability to acquire larger target businesses will be limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the initial business combination of a target business. Furthermore, our obligation to pay cash in connection with our public shareholders who exercise their redemption rights may reduce the resources available to us for our initial business combination and our outstanding warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Either of these factors may place us at a competitive disadvantage in successfully negotiating an initial business combination.

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Facilities

Our executive offices are located 643 Ilalo Street, #102, Honolulu, Hawaii 96813 and our telephone number is (808) 892-6611. We consider our current office space adequate for our current operations.

Employees

We currently have two executive officers. These individuals are not obligated to devote any specific number of hours to our matters, but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the initial business combination process we are in. We do not intend to have any full-time employees prior to the completion of our initial business combination.

Periodic Reporting and Financial Information

We will register our Class A ordinary shares and warrants under the Exchange Act and have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, our annual reports will contain financial statements audited and reported on by our independent registered public accounting firm.

We will provide shareholders with audited financial statements of the prospective target business as part of the proxy solicitation or tender offer materials, as applicable, sent to shareholders to assist them in assessing the target business. In all likelihood, these financial statements may be required to be prepared in accordance with, or reconciled to, GAAP, or IFRS, depending on the circumstances, and the historical financial statements may be required to be audited in accordance with the standards of the PCAOB. These financial statement requirements may limit the pool of potential target businesses we may acquire because some targets may be unable to provide such statements in time for us to disclose such statements in accordance with federal proxy rules and complete our initial business combination within the prescribed time frame. We cannot assure you that any particular target business identified by us as a potential acquisition candidate will have financial statements prepared in accordance with the requirements outlined above, or that the potential target business will be able to prepare its financial statements in accordance with the requirements outlined above. To the extent that these requirements cannot be met, we may not be able to acquire the proposed target business. While this may limit the pool of potential acquisition candidates, we do not believe that this limitation will be material.

We will be required to evaluate our internal control procedures for the fiscal year ending December 31, 2023 as required by the Sarbanes-Oxley Act. Only in the event we are deemed to be a large accelerated filer or an accelerated filer, and no longer qualify as an emerging growth company, will we be required to have our internal control procedures audited. A target business may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such acquisition.

Prior to the date of this prospectus, we will file a Registration Statement on Form 8-A with the SEC to voluntarily register our securities under Section 12 of the Exchange Act. As a result, we are subject to the rules and regulations promulgated under the Exchange Act. We have no current intention of filing a Form 15 to suspend our reporting or other obligations under the Exchange Act prior or subsequent to the completion of our initial business combination.

We are a Cayman Islands exempted company. Exempted companies are Cayman Islands companies conducting business mainly outside the Cayman Islands and, as such, are exempted from complying with certain provisions of the Companies Act.

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

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In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of this offering, (b) in which we have total annual gross revenue of at least $1.235 billion (as adjusted for inflation pursuant to SEC rules from time to time), or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A ordinary shares that is held by non-affiliates equals or exceeds $700.0 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such, and we and the members of our management team have not been subject to any such proceeding in the 12 months preceding the date of this prospectus.

MANAGEMENT

Officers, Directors and Director Nominees

Our officers, directors and director nominees are as follows:

Name	Age	Position
Officers
Davin Kazama	46	Chief Executive Officer and Director
Gary Miyashiro	54	Chief Financial Officer

Director
Dustin Shindo	49	Chairman of the Board

Director Nominees
Kotaro Chiba	48	Independent Director Nominee
Mike Sayama	68	Independent Director Nominee
Trisha Nomura	43	Independent Director Nominee and Chairwoman of the Audit Committee

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Davin Kazama, Chief Executive Officer and Director

Mr. Kazama is an entrepreneur with a wealth of experience in the fields of finance, real estate development, financial advising, and tax-efficient investment strategies. He is a seasoned professional in raising capital from angel investors and venture capitalists alike. Since 2012, Mr. Kazama has been the Founder and Manager of Driven PV LLC, which develops and manages clean energy systems. In this position, he educates and consults parties on clean energy products and the benefits of such products, including tax incentives and business structuring. He also manages relationships with investors and offtakes, oversees maintenance of the company, and performs accounting responsibilities. From 2011 to 2013, Mr. Kazama served as an Advisor to Kai Medical, Inc. In these roles, he was responsible for raising angel and venture capital investment, managing relationships with the investor base, advising investors on tax-efficient strategies, and preparing financial reports. From 2007 to 2010, Mr. Kazama served as Chief Operating Officer (“COO”) of Kai Medical, Inc., an award-winning developer of state-of-the-art medical technology. As the Founder and Manager of Kai Clothing LLC from 2004 to 2009, Mr. Kazama established numerous strategic partnerships with some of Hawaii’s most reputable companies and ultimately negotiated the sale of the company in 2009. Mr. Kazama holds a Bachelor of Business Administration degree from the University of Puget Sound (1998), an Executive Master of Business Administration degree from the University of Hawaii at Manoa (2003), and a Master of Liberal Arts (ALM) in Extension Studies in Finance at Harvard University (2022). Mr. Kazama’s management experience paired with his entrepreneurial skills in a diverse array of industries makes him a valuable member of our management team and board of directors.

Gary Miyashiro, Chief Financial Officer

Mr. Miyashiro is a skilled Certified Public Accountant (“CPA”) with over 30 years of experience. Since January 2011, Mr. Miyashiro has served as a President at MC Group Hawaii, Inc., Manoa Consulting Group’s successor, where he performs professional services to the public in the areas of assurance, taxation, and accounting. He also served as a Member of Manoa Consulting Group, LLC from November 2002 to December 2010, where Mr. Miyashiro performed the same functions. From May 2001 to October 2002, Mr. Miyashiro served as CFO and Treasurer of Island Title Corporation, during which he directed all financial operations and maintained the internal control structure. From March 1999 to April 2001, Mr. Miyashiro then served as Vice President of GE Capital Hawaii, Inc., where he was responsible for planning, organizing, and directing the company’s financial reporting, accounting, and tax operations. From August 1990 to March 1999, Mr. Miyashiro began his career with Grant Thornton LLP where he performed and coordinated financial statement attest services, supervised audits, performed multiple-level consolidations, tax accruals, and the presentation of financial statements. Mr. Miyashiro holds a Bachelor of Business Administration degree from the University of Hawaii at Manoa. He is a member of the American Institute of Certified Public Accountants, the Hawaii Association of Public Accountants, the Hawaii Society of Public Accountants, the National Society of Accountants, and the State of Hawaii Board of Public Accountancy. Mr. Miyashiro’s accounting experience makes him an invaluable asset to the management team.

Dustin Shindo, Chairman of the Board

Mr. Shindo is an entrepreneur, executive, technologist, and a seasoned advisor with more than 25 years of industry experience. Mr. Shindo currently serves as the management member of our sponsor. Mr. Shindo also currently serves as Chief Executive Officer of Pono Capital Corp (NASDAQ: PONO) and the managing member of Pono Capital Corp’s sponsor, Mehana Equity LLC. Mr. Shindo has also been retained for a number of consulting positions since July 2014 for companies working in the health care, travel, technology, construction, and non-profit industries through Mehana LLC. Recently, Mr. Shindo started Joynable Corporation, a software company. Mr. Shindo is also the Vice President and director of Perfect Game Hawaii, a non-profit entity supporting baseball. Mr. Shindo served as the Chief Executive Officer and co-founder of Junify Corporation from September 2016 to June 2022, a company operating in California and Japan to offer zero trust network access software (software defined border) to help companies better secure their cloud resources. From December 2012 to December 2018, Mr. Shindo served as the Chief Executive Officer of Pono Health based in California, Washington, and Hawaii, where he provided consulting, data management, analytics, and software development services. Pono Health was the primary entity of Pono Corporation, founded in December 2012. Mr. Shindo managed healthcare data for individuals in Hawaii and for clinics in Washington, Oregon and Arizona. Mr. Shindo also developed an analytics platform used to calculate gaps in care, cost savings, and other health metrics.

From March 2001 to March 2010, Mr. Shindo served as the Chief Executive Officer of Hoku Scientific based in Honolulu, Hawaii, where he led the company through an IPO on the NASDAQ Global Market and signed customer contracts totaling $2+ billion. From December 1995 to August 1997, Mr. Shindo served as the President of Mehana Brewing Company based in Hilo, Hawaii. In June 1995, Mr. Shindo received his Bachelor of Art’s degree in Accounting/Finance/Marketing at University of Washington based in Seattle, Washington. In May 1999, Mr. Shindo received his Master’s in Business Administration at Darden Graduate School of Business Administration, University of Virginia based in Charlottesville, Virginia. In August 2015, Mr. Shindo completed the SEP program at Stanford Graduate School of Business, Stanford University. Mr. Shindo’s entrepreneurial, executive, and advising experience, paired with his public company experience through Pono Capital Corp, Pono Capital Two, Inc. and Hoku Scientific, make him a valuable member of our board of directors.

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Our Independent Director Nominees

Our efforts to seek a suitable business combination target will be complemented and augmented by the expertise and network of relationships of our directors, who each have extensive experience in business and financial matters. In addition to our seasoned executive team, we have assembled a strong group of directors. The board is expected to be comprised of five individuals. These individuals bring together a breadth of operating experience, industry connectivity and proprietary access to leading companies that enhance our value proposition. Our board will be a driving force in our efforts to identify a target and effect a business combination and may invest personal capital in the transaction. The Company’s independent director nominees’ bios are presented here.

Kotaro Chiba, Independent Director

Kotaro Chiba has agreed to serve as an independent director. Mr. Chiba currently serves as an Independent Director of Pono Capital Corp (NASDAQ: PONO) and Pono Capital Two, Inc. (NASDAQ: PTWO). Mr. Chiba is also the founder and General Partner of Chiba Dojo Fund, a venture capital based fund in Tokyo focusing its investing on Internet and IOT related start-ups since September 2019. Before launching the Chiba Dojo Fund, Mr. Chiba founded and continues to serve as the General Partner of the Drone Fund since in June 2017. The Drone Fund is a venture capital-based fund in Tokyo focusing its investment on drones and air mobility start-ups. The Drone Fund aims to create a drone and air-mobility enabled society. One of the Drone Fund’s portfolio companies went public on the Tokyo Mothers Market in December 2019—the first drone company to make an IPO in Japan. As an angel investor, Mr. Chiba has invested in more than 60 startups and 40 VC funds in Internet markets and other fields. Mr. Chiba also currently serves as Director of various mobility and technology companies, including: Aeronext since April 2017, A.L.I. Technologies, Inc. since December 2017, Prodrone Co. Ltd. since October 2020, teTra aviation since May 2020, and VFR since October 2021.

Prior to that, Mr. Chiba was the co-founder, Executive Vice President and director from January 2009 to July 2016 with COLOPL Inc., which focused on mobile gaming services on smartphone applications as well as VR services and location data analysis consulting services, research service dedicated to smartphones. In 2012, he helped lead the company’s listing on the Tokyo Stock Exchange (Mothers) and then in 2014 led the company to a US$4 billion IPO on the Tokyo Exchange market (first section). Prior to that, Mr. Chiba was the founder and director from January 2000 to March 2007 for K Laboratory Inc. (now KLab Inc.) that develops mobile games and online games. Before joining KLab Inc., Mr. Chiba was a mobile web media planner from April 1997 to December 1999 for Recruit Co. Ltd., which is Japan’s largest recruitment company and provides services such as job advertising, temporary staffing, sales promotion, and IT solution.

Since April 2019, Mr. Chiba has been a guest Professor at Keio University, a research-oriented campus located in the city of Fujisawa, Kanagawa Prefecture, Japan where he teaches students to become technology innovators. Mr. Chiba is Keio University, SFC Campus graduate, in March 1997, with a Bachelor of Arts in Environment and Information Studies. He is also the first domestic customer of Honda Jet in Japan and holds a private pilot license (FAA Japan). Mr. Chiba’s extensive experience and knowledge in developing start-ups and working in venture capital provides him with a unique perspective and makes him a valuable addition to our board of directors.

Mike Sayama, Ph.D., Independent Director

Dr. Mike Sayama has agreed to serve as an independent director. Dr. Sayama was formerly the Executive Director of Community First since it was established in July 2016 until January 2021. As the founding executive director, he was responsible for operations, developing a strategic plan for an accountable health community in East Hawaii, community relations, and fund raising. From January 2021 to June 2021, he served as the Director of Strategy to facilitate the transition to a new management team.

From October 2013 to December 2018, Dr. Sayama served as a Vice President at Pono Health and was Director of Learning Health Homes, a project where he was responsible for managing the East Hawaii Independent Physicians Association and implementing a data platform integrating health plan, hospital, and physician data. Dr. Sayama also facilitated the reorganization of EHI and development of its strategic direction. Community First, a 501(c) 3 non-profit, which serves as a neutral forum for healthcare stakeholders in East Hawaii, grew out of the Learning Health Homes Initiative.

From August 1997 to October 2013, Dr. Sayama served as a Vice President of the Hawaii Medical Service Association, first in Health Benefits Management and then in Customer Relations. In the first position, he streamlined preauthorization and appeal processes, including the elimination of preauthorization for inpatient admissions without increase in inpatient utilization. In his second position he established call centers in Hilo which stabilized the call center work force and improved the timeliness and accuracy of customer service.

From April 2001 to April 2005, Dr. Sayama was a Director on the City Bank Board, and from April 2005 to April 2009, was a Director on the Boards of Central Pacific Bank and Central Pacific Financial Corporation. He currently serves on the board of Pono Capital Corp.

Regarding education: In May 1975, he received his Bachelor of Arts degree in Psychology from Yale University, and in August 1979, his Master of Arts degree in Clinical Psychology from University of Michigan. In August 1982, Dr. Sayama received his Ph.D. degree in Clinical Psychology from University of Michigan. He is the author of several books on psychotherapy and Zen Buddhism.

His community service includes having been a Director on the Bay Clinic Board (the Federally Qualified Health Center in East Hawaii) and currently serving as the Abbot of Chozen-ji, International Zen Dojo. Mr. Sayama brings broad knowledge of the healthcare technology industry, as well as prior experience serving as a founding executive director, which makes him a valuable addition to our board of directors.

Trisha Nomura, Independent Director and Chairperson of the Board’s Audit Committee

Trisha Nomura has agreed to serve as an independent director and Chairwoman of our audit committee. Ms. Nomura currently serves as the CFO of Pono Capital Corp (NASDAQ: PONO) and as an independent director of Pono Capital Two, Inc. (NASDAQ: PTWO). Since July 2018, Ms. Nomura has owned a consulting firm, Ascend Consulting, LLC. Prior to opening her own firm, Ms. Nomura worked in both public accounting and private industry. Ms. Nomura was the Chief Operating Officer of HiHR from July 2015 to December 2016, and the Vice President of Strategic Services from May 2014 to July 2015. Ms. Nomura also served as the Chief People Officer of ProService Hawaii from January 2017 to June 2018. Ms. Nomura began volunteering with the HSCPA since 2010 through the YCPA Squad, has been the Treasurer of Kaneohe Little League since 2013, and is a member of the AICPA, where she was selected to attend the Leadership Academy, has served as an at-large Council member and is now proudly serving on the Association Board of Directors. Ms. Nomura is a CPA, not in public practice, and a CGMA. She is a graduate of Creighton University, where she obtained her Bachelor of Science in Business Administration in accounting, and of the University of Hawaii at Manoa, where she earned her Master of Accountancy degree. Ms. Nomura’s consulting, accounting and management skills and knowledge make her an important addition to our board of directors.

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Number and Terms of Office of Officers and Directors

We intend to have five directors upon completion of this offering. Our board of directors will be divided into three classes, with only one class of directors being elected in each year and with each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. In accordance with the Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq.

The term of office of the first class of directors, consisting of Kotaro Chiba, will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Davin Kazama and Mike Sayama, will expire at our second annual meeting of the shareholders. The term of office of the third class of directors, consisting of Trisha Nomura and Dustin Shindo, will expire at our third annual meeting of shareholders. We may not hold an annual meeting of shareholders until after we complete our initial business combination. We may not hold an annual meeting of shareholders until after we complete our initial business combination.

Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason. Pursuant to an agreement to be entered into concurrently with the issuance and sale of the securities in this offering, our sponsor, upon completion of an initial business combination, will be entitled to nominate individuals for election to our board of directors, as long as our sponsor holds any securities covered by the registration rights agreement.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to nominate persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association will provide that our officers may consist of one or more chairman of the board of directors, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the board of directors.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We intend to add “independent directors” as defined in Nasdaq listing standards and applicable SEC rules prior to completion of this offering. Upon the effectiveness of the registration statement of which this prospectus forms a part, we expect to have “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. In addition, our sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, executive officers or directors, or our or their respective affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and completing an initial business combination. The founder shares will be worthless if we do not complete an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

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We do not intend to take any action to ensure that members of our management team maintain their positions with us after the completion of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the completion of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of the Board of Directors

Upon the effectiveness of the registration statement of which this prospectus forms a part, our board of directors will have three standing committees: an audit committee, a compensation committee and a corporate governance and nominating committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

Upon the effectiveness of the registration statement of which this prospectus forms a part, we will establish an audit committee of the board of directors. Kotaro Chiba, Mike Sayama, and Trisha Nomura will serve as members of our audit committee. Our board of directors has determined that Messrs. Chiba and Sayama and Ms. Nomura meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Trisha Nomura will serve as the chairwoman of the audit committee. Each member of the audit committee is financially literate, and our board of directors has determined that Ms. Nomura qualifies as an “audit committee financial expert” as defined in applicable SEC rules. We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	appointing, compensating and overseeing our independent registered public accounting firm;

●	reviewing and approving the annual audit plan for the company;

●	overseeing the integrity of our financial statements and our compliance with legal and regulatory requirements;

●	discussing the annual audited financial statements and unaudited quarterly financial statements with management and the independent registered public accounting firm;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

●	appointing or replacing the independent registered public accounting firm;

●	establishing procedures for the receipt, retention and treatment of complaints (including anonymous complaints) we receive concerning accounting, internal accounting controls, auditing matters or potential violations of law;

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●	monitoring our environmental sustainability and governance practices;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

●	approving audit and non-audit services provided by our independent registered public accounting firm;

●	discussing earnings press releases and financial information provided to analysts and rating agencies;

●	discussing with management our policies and practices with respect to risk assessment and risk management;

●	reviewing any material transaction between our Chief Financial Officer that has been approved in accordance with our Code of Ethics for our officers, and providing prior written approval of any material transaction between us and our President; and

●	producing an annual report for inclusion in our proxy statement, in accordance with applicable rules and regulations.

The audit committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.

Compensation Committee

Upon the effectiveness of the registration statement of which this prospectus forms a part, we will establish a compensation committee of our board of directors. The members of our compensation committee will be Kotaro Chiba, Mike Sayama, and Trisha Nomura, and Mr. Sayama will serve as chairman of the compensation committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent directors. Our board of directors has determined that each Messrs. Chiba, Sayama and Nomura is independent. We will adopt a compensation committee charter, which will detail the principal functions of the compensation committee, including:

●	reviewing and approving corporate goals and objectives relevant to our President’s compensation, evaluating our President’s performance in light of those goals and objectives, and setting our President’s compensation level based on this evaluation;

●	setting salaries and approving incentive compensation and equity awards, as well as compensation policies, for all other officers who file reports of their ownership, and changes in ownership, of the company’s ordinary shares under Section 16(a) of the Exchange Act (the “Section 16 Officers”), as designated by our board of directors;

●	making recommendations to the board of directors with respect to incentive compensation programs and equity-based plans that are subject to board approval;

●	approving any employment or severance agreements with our Section 16 Officers;

●	granting any awards under equity compensation plans and annual bonus plans to our President and the Section 16 Officers;

●	approving the compensation of our directors; and

●	producing an annual report on executive compensation for inclusion in our proxy statement, in accordance with applicable rules and regulations.

Notwithstanding the foregoing, as indicated above, other than the payment to Mehana Capital LLC, our sponsor, of $10,000 per month, for up to 12 months, or 18 months if we have elected to extend the time to complete our initial business combination, for office space, utilities and secretarial and administrative support, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

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The charter will also provide that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Corporate Governance and Nominating Committee

Upon the effectiveness of the registration statement of which this prospectus forms a part, we will establish a corporate governance and nominating committee of our board of directors. The members of our corporate governance and nominating committee will be Kotaro Chiba, Mike Sayama, and Trisha Nomura and Mr. Chiba will serve as chairman of the corporate governance and nominating committee. Under the Nasdaq listing standards, we are required to have a corporate governance and nominating committee composed entirely of independent directors. Our board of directors has determined that each of Messrs. Chiba and Sayama and Ms. Nomura is independent.

The primary function of the corporate governance and nominating committee include:

●	identifying individuals qualified to become members of the board of directors and making recommendations to the board of directors regarding nominees for election;

●	reviewing the independence of each director and making a recommendation to the board of directors with respect to each director’s independence;

●	developing and recommending to the board of directors the corporate governance principles applicable to us and reviewing our corporate governance guidelines at least annually;

●	making recommendations to the board of directors with respect to the membership of the audit, compensation and corporate governance and nominating committees;

●	overseeing the evaluation of the performance of the board of directors and its committees on a continuing basis, including an annual self-evaluation of the performance of the corporate governance and nominating committee;

●	considering the adequacy of our governance structures and policies, including as they relate to our environmental sustainability and governance practices;

●	considering director nominees recommended by shareholders; and

●	reviewing our overall corporate governance and reporting to the board of directors on its findings and any recommendations.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which will be specified a charter to be adopted by us, generally provide that persons to be nominated:

●	should possess personal qualities and characteristics, accomplishments and reputation in the business community;

●	should have current knowledge and contacts in the communities in which we do business and, in our industry, or other industries relevant to our business;

●	should have the ability and willingness to commit adequate time to the board of directors and committee matters;

●	should demonstrate ability and willingness to commit adequate time to the board of directors and committee matters;

●	should possess the fit of the individual’s skills and personality with those of other directors and potential directors in building a board of directors that is effective, collegial and responsive to our needs; and

●	should demonstrate diversity of viewpoints, background, experience, and other demographics, and all aspects of diversity in order to enable the board of directors to perform its duties and responsibilities effectively, including candidates with a diversity of age, gender, nationality, race, ethnicity, and sexual orientation.

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Each year in connection with the nomination of candidates for election to the board of directors, the corporate governance and nominating committee will evaluate the background of each candidate, including candidates that may be submitted by our shareholders.

Code of Ethics

Upon the effectiveness of the registration statement of which this prospectus forms a part, we will have adopted a Code of Ethics applicable to our directors, officers and employees. We will file a copy of our Code of Ethics and our audit committee charter as exhibits to the registration statement of which this prospectus is a part. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See the section of this prospectus entitled “Where You Can Find Additional Information.”

Conflicts of Interest

Investors should be aware of the following potential conflicts of interest:

●	None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

●	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. Our directors and officers may continue to involve in the formation of other special purpose acquisition companies in the future. Thus, our officers and directors may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

●	Our officers and directors may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by our company.

●	Unless we consummate our initial business combination, our officers, directors and other insiders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account.

●	The insider shares beneficially owned by our officers and directors will be released from escrow only if our initial business combination is successfully completed. Additionally, if we are unable to complete an initial business combination within the required time frame, our officers and directors will not be entitled to receive any amounts held in the trust account with respect to any of their insider shares or private units. Furthermore, sponsor has agreed that the founder shares will not be sold or transferred by it until after we have completed our initial business combination.

For the foregoing reasons, our board may have a conflict of interest in determining whether a particular target business is an appropriate business with which to affect our initial business combination.

Under Cayman Islands law, officers and directors owe the following fiduciary duties:

●	duty to act in good faith in what the officer or director believes to be in the best interests of the company as a whole;

●	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

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●	directors should not improperly fetter the exercise of future discretion;

●	duty to exercise powers fairly as between different sections of shareholders;

●	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

●	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care, which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances, what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders, provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.

Our officers and directors presently have, and may in the future have, fiduciary and contractual duties to other entities. As a result, if any of our officers or directors becomes aware of a business combination opportunity that is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, he or she will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity. If these other entities decide to pursue any such opportunity, we may be precluded from pursuing the same. However, we do not expect these duties to materially affect our ability to complete our initial business combination. Our amended and restated memorandum and articles of association will provide, inter alia, that, to the fullest extent permitted by applicable law: (i) no individual serving as an officer or a director shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which (a) may be a corporate opportunity for any of the Investor Group or the Officer and Director Related Entities (as such terms are defined in our amended and restated memorandum and articles of association), on the one hand, and us, on the other hand, or (b) the presentation of which would breach an existing legal obligation of a director or officer to any other entity.

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Below is a table summarizing the entities to which our executive officers, directors and director nominees currently have fiduciary duties or contractual obligations:

Below is a table summarizing the entities to which our founder, executive officers, directors and director nominees currently have fiduciary duties, contractual obligations or other current material management relationships:

Individual(1)	Entity(2)	Entity’s Business	Affiliation
Davin Kazama	Driven PV LLC	Solar	Owner, Manager

	Kazama Group LLC	Consulting	Owner, Manager

Gary Miyashiro	MC Group Hawaii Inc.	Professional Services	President, Director

Dustin Shindo	Pono Capital Corp.	Special Purpose Acquisition Company	Chief Executive Officer

	Pono Capital Two, Inc.	Special Purpose Acquisition Company	Director
	Perfect Game Hawaii	Non-Profit	Vice President and Director

Kotaro Chiba	A.L.I Technologies, Inc.	Technology	Director

	Prodrone Co. Ltd.	Mobility	Director

	teTra aviation	Mobility	Director

	Aeronext	Mobility	Director

	Chiba Dojo	Venture Capital	Managing Partner

	Drone Fund Inc	Venture Capital	Managing Partner

	VFR	Technology	Director

	Pono Capital Corp.	Special Purpose Acquisition Company	Director

	Pono Capital Two, Inc.	Special Purpose Acquisition Company	Director

Mike Sayama	Chozen-ji, International Zen Dojo	Zen Temple	Abbot

	Pono Capital Two, Inc.	Special Purpose Acquisition Company	Director

Trisha Nomura	Pono Capital Corp.	Special Purpose Acquisition Company	Chief Financial Officer

	Ascend Consulting LLC	Consulting	Managing Member

	Kaneohe Little League	Non-Profit	Treasurer

	Hawaii Society of Certified Public Accountants	Non-Profit	Independent Board Member

	Association of International Certified Public Accountants	Non-Profit	Independent Director

	Political Action Committee of the Association of International Certified Public Accountants	Political Action Committee	Director

	Y-CPA Squad of the Hawaii Society of Certified Public Accountants	Non-Profit/Accounting	Director

	Pono Capital Two, Inc.	Special Purpose Acquisition Company	Director

(1)	Each person has a fiduciary duty with respect to the listed entities next to their respective names.

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(2)	Each of the entities listed in this table has priority and preference relative to our company with respect to the performance by each individual listed in this table of his or her obligations and the presentation by each such individual of business opportunities.

Accordingly, if any of the above executive officers, directors or director nominees becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public shareholders for a vote, pursuant to the letter agreement, our sponsor, officers and directors have agreed to vote any founder shares or placement shares held by them and any public shares purchased during or after the offering (including in open market and privately negotiated transactions) in favor of our initial business combination.

Potential investors should also be aware of the following other potential conflicts of interest:

●	Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our executive officers and directors is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers and directors are not obligated to contribute any specific number of hours per week to our affairs.

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●	Our sponsor subscribed for founder shares prior to the date of this prospectus and will purchase placement units in a transaction that will close simultaneously with the closing of this offering.

●	Our sponsor, directors and each member of our management team have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association that would affect the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not completed an initial business combination within the period to consummate the initial business combination. Additionally, our sponsor has agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we do not complete our initial business combination within the prescribed time frame. Except as described herein, our sponsor and our directors and executive officers have agreed not to transfer, assign or sell any of their founder shares (and any our Class A ordinary shares issuable upon conversion thereof) until the earlier to occur of (A) six months after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of our Class A ordinary shares equals or exceeds $12.00 per unit (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property, other than to specified permitted transferees or subsequent to our initial business combination in connection with a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

●	The placement units will not be transferable until 30 days following the completion of our initial business combination. Because certain of our executive officers and directors will own ordinary shares directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

●	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors is included by a target business as a condition to any agreement with respect to our initial business combination.

We are not prohibited from pursuing an initial business combination with a business that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a business that is affiliated with our sponsor, executive officers or directors, we, or a committee of independent directors, will obtain an opinion from either an independent investment banking firm that is a member of FINRA or from an independent accounting firm that such initial business combination is fair to our company from a financial point of view. Furthermore, in the event that we seek such a business combination, we expect that the independent members of our board of directors would be involved in the process for considering and approving the transaction. Furthermore, in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination.

We cannot assure you that any of the above-mentioned conflicts will be resolved in our favor. In the event that we submit our initial business combination to our public shareholders for a vote, our sponsor, officers and directors have agreed to vote their founder shares, and our sponsor and the members of our management team have agreed to vote any shares purchased during or after the offering, in favor of our initial business combination.

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Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, civil fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association will provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We will enter into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated memorandum and articles of association. We expect to purchase a policy of officers’ and directors’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, as well as any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us, and will not seek recourse against the trust account for any reason whatsoever (except to the extent they are entitled to funds from the trust account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the date of this prospectus, and as adjusted to reflect the sale of our Class A ordinary shares offered by this prospectus, and assuming no purchase of public shares in this offering, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Class A ordinary shares;

●	each of our executive officers, directors and director nominees that beneficially owns Class A ordinary shares; and

●	all our executive officers, directors and director nominees as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them.

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Our sponsor paid an aggregate of $25,206, or approximately $0.005 per share, in exchange for the issuance of 2,875,000 founder shares on May 17, 2022 and for the issuance of an additional 2,060,622 founder shares on December 22, 2022. Prior to the initial investment in the company of $25,000 by our sponsor, the company had no assets, tangible or intangible. The per unit price of the founder shares was determined by dividing the amount contributed to the company by the number of founder shares issued. The post-offering percentages in the following table assume that the underwriters do not exercise their over-allotment option to purchase additional units, that our sponsor forfeits 643,777 founder shares, that our sponsor purchases 511,375 placement units and that there are 14,893,220 ordinary shares issued and outstanding after this offering.

	Before Offering		After Offering
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Ordinary shares	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Ordinary shares
Mehana Capital LLC(4)	4,935,622	100.0%	4,803,220	32.25%
Davin Kazama	0	0%	0	0%
Gary Miyashiro	0	0%	0	0%
Dustin Shindo(3)	4,935,622	100.0%	4,803,220	32.25%
Kotaro Chiba	0	0%	0	0%
Mike Sayama	0	0%	0	0%
Trisha Nomura	0	0%	0	0%
All executive officers and directors as a group (6 individuals)	4,935,622	100.0%	4,803,220	32.25%

(1)	Unless otherwise noted, the business address of each of these entities and individuals is 643 Ilalo Street, #102, Honolulu, Hawaii 96813.
(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares. Founder shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the section of this prospectus entitled “Description of Securities.”
(3)	Mehana Capital LLC, our sponsor, is the record holder of the securities reported herein. Dustin Shindo is the control person of our sponsor, and possesses all voting power and dispositive control. By virtue of this relationship, Dustin Shindo may be deemed to share beneficial ownership of the securities held of record by our sponsor. Dustin Shindo disclaims any such beneficial ownership except to the extent of his respective pecuniary interest.
(4)	Represents 4,935,622 Class B ordinary shares directly held by Mehana Capital LLC, including up to 643,777 founder shares that will be surrendered to us for no consideration by our sponsor depending on the extent to which the underwriter’s over-allotment option is exercised.

The founder shares held by our initial shareholders will represent 30% of our outstanding Class A ordinary shares immediately following the completion of this offering (excluding any placement units and the Ordinary Shares to be issued to the Underwriters as compensation and assuming our initial shareholders do not purchase any public shares in this offering), with the potential to own as a result of their founder shares up to 32.25% of the outstanding Class A ordinary shares upon completion of this offering (including the placement units and assuming our initial shareholders do not purchase any public shares in this offering) based on certain triggering events.

Holders of our public shares will not have the right to appoint any directors to our board of directors prior to our initial business combination. Because of this ownership block, our initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions, including our initial business combination.

The holders of the founder shares have agreed (a) to vote any founder shares owned by it in favor of any proposed business combination and (b) not to redeem any founder shares in connection with a shareholder vote to approve a proposed initial business combination. Our sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

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Restrictions on Transfers of Founder Shares and Placement Units

The founder shares, placement units, and any our Class A ordinary shares issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the agreements entered into by our sponsor and management team.

Our sponsor, directors and each member of our management team have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of (a) six months after the completion of our initial business combination and (b) upon completion of our initial business combination, (x) if the last reported sale price of our Class A ordinary shares equals or exceeds $12.00 per unit (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction after our initial business combination that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property:

The placement units and their component securities are not transferable or salable until 30 days after the completion of our initial business combination. The foregoing restrictions are not applicable to transfers (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members or partners of our sponsor or its affiliates, any affiliates of our sponsor, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the completion of a business combination at prices no greater than the price at which the founder shares or placement units, as applicable, were originally purchased; (f) by virtue of the limited partnership agreements or other applicable organizational documents of our sponsor upon dissolution of our sponsor; (g) as distributions to limited partners or members of our sponsor; (h) by virtue of the laws of the State of Delaware or of our sponsor’s organizational documents upon liquidation or dissolution of our sponsor; (i) to the company for no value for cancellation in connection with the completion of our initial business combination; (j) in the event of our liquidation prior to the completion of our initial business combination; or (k) in the event of our completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (h), or with the prior written consent of the company, these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our sponsor paid an aggregate of $25,206, or approximately $0.005 per share, in exchange for the issuance of 2,875,000 founder shares on May 17, 2022 and for an additional 2,060,622 founder shares on December 22, 2022. The founder shares held by our initial shareholders will represent 32.25% of our outstanding Class A ordinary shares immediately following the completion of this offering. Up to 643,777 founder shares held by our sponsor are subject to forfeiture by our sponsor depending on the extent to which the underwriters’ over-allotment option is exercised.

The founder shares (including our Class A ordinary shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. Our sponsor has agreed to purchase an aggregate of up to 511,375 placement units (or up to 565,375 placement units if the over-allotment option is exercised in full) for a purchase price of $10.00 per unit in a private placement that will occur simultaneously with the closing of this offering. There will be no redemption rights or liquidating distributions from the trust account with respect to the founder shares, placement shares or placement warrants, which will expire worthless if we do not consummate a business combination within the allotted 12 month period (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association). Commencing on the date of this prospectus, we have agreed to pay our sponsor, a total of $10,000 per month for up to 12 months or up to 18 months if we elect to extend the time to complete our initial business combination, for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

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As more fully discussed in “Management — Conflicts of Interest,” if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Other than equity provided to our independent directors, no compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Sponsor has agreed to pay for the formation cost, and waived to seek reimbursement from the Company for such costs. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their respective affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On April 25, 2022, the Sponsor issued an unsecured promissory note to the Company, pursuant to which we may borrow up to an aggregate principal amount of $300,000 to be used for a portion of the expenses of this offering. As of September 30, 2022, the Company borrowed $300,000 under the promissory note with our sponsor. This loan is non-interest bearing, unsecured and is due at the earlier of March 31, 2023 or the closing of this offering. The loan is expected be repaid upon the closing of this offering. The value of our sponsor’s interest in this transaction corresponds to the principal amount outstanding under any such loan.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we will repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, including repayment of loans from our sponsor to pay for any amount deposited to pay for any extension of the time to complete our initial business combination, but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units. The terms of such loans by our sponsor, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation. We will enter into a registration rights agreement pursuant to which our sponsor will be entitled to certain registration rights with respect to the placement warrants and our Class A ordinary shares issuable upon conversion of the founder shares.

Policy for Approval of Related Party Transactions

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

Before the consummation of this offering, our audit committee of our board of directors will adopt a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction. An affirmative vote of a majority of the members of the audit committee, present at a meeting at which a quorum is present, will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, officers or directors, or our or any of their affiliates.

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These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer. To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from either an independent investment banking firm that is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view.

Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our sponsor, officers or directors or any affiliate of our sponsor, officers or directors prior to, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, the following payments will be made to our sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of this offering held in the trust account prior to the completion of our initial business combination:

●	Repayment of up to an aggregate of $300,000 in loans made to us by our sponsor to cover offering-related and organizational expenses;

●	Payment to Mehana Capital LLC, our sponsor, of $10,000 per month, for up to 12 months or up to 18 months if we elect to extend the time to complete our initial business combination, for office space, utilities and secretarial and administrative support;

●	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

●	Repayment of non-interest-bearing loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which (other than as described above) have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units.

●	Repayment of loans from our sponsor to pay for any amount deposited to pay for any extension of the time to complete our initial business combination. All of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units.

Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

DESCRIPTION OF SECURITIES

Pursuant to our amended and restated memorandum and articles of association, our authorized share capital consists of 100,000,000 Class A ordinary shares, $0.0001 par value per share, 10,000,000 Class B ordinary shares, $0.0001 par value per share, and 1,000,000 preference shares, $0.0001 par value per share. The following description summarizes the material terms of our shares. Because it is only a summary, it may not contain all the information that is important to you.

Units

Each unit has an offering price of $10.00 and consists of one Class A ordinary shares and one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of our Class A ordinary shares at a price of $11.50 per share, subject to adjustment as described in this prospectus. Only whole warrants are exercisable. No fractional warrants will be issued upon separation of the units and only whole warrants will trade.

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We expect the Class A ordinary shares and warrants comprising the units will begin separate trading on the 52nd day following the date of this prospectus (or if such date is not a business day, the following business day) unless our underwriter, EF Hutton, informs us of its decision to allow earlier separate trading, subject to our having filed the Current Report on Form 8-K described below and having issued a press release announcing when such separate trading will begin. Once the Class A ordinary shares and warrants commence separate trading, holders will have the option to continue to hold units or separate their units into the component securities. Holders will need to have their brokers contact our transfer agent in order to separate the units into Class A ordinary shares and warrants.

In no event will the Class A ordinary shares and warrants be traded separately until we have filed a Current Report on Form 8-K with the SEC, which includes an audited balance sheet reflecting our receipt of the gross proceeds at the closing of this offering. We will file a Current Report on Form 8-K which includes this audited balance sheet upon the completion of this offering, which closing is anticipated to take place three business days after the date of this prospectus. If the underwriters’ over-allotment option is exercised following the initial filing of such Current Report on Form 8-K, a second or amended Current Report on Form 8-K will be filed to provide updated financial information to reflect the exercise of the underwriters’ over-allotment option.

Placement Units

The placement units are identical to the units sold in this offering except that there will be no redemption rights with respect to the placement units, which will expire worthless if we do not consummate a business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the trust account, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association).

Ordinary shares

Prior to the date of this prospectus, there were 4,935,622 Class B ordinary shares issued and outstanding, all of which were held of record by our initial shareholders, so that our initial shareholders will own 32.25% of our issued and outstanding shares after this offering and the expiration of the underwriters’ option to purchase additional units (assuming our initial shareholders do not purchase any units in this offering). Upon the closing of this offering, 14,893,220 of our ordinary shares will be outstanding (assuming no exercise of the underwriters’ over-allotment option) including:

●	10,000,000 Class A ordinary shares underlying the units issued as part of this offering;

●	4,291,845 Class B ordinary shares held by our initial shareholders;

●	511,375 placement shares included in the placement units to be sold to the Sponsor simultaneously with the closing of this offering; and

●	90,000 Class A ordinary shares issuable to EF Hutton, division of Benchmark Investments, LLC upon the consummation of this offering.

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If we increase or decrease the size of this offering, we will effect a share capitalization or a compulsory redemption or share surrender or other appropriate mechanism, as applicable, with respect to our Class B ordinary shares immediately prior to the consummation of this offering in such amount as to maintain the number of founder shares, on an as-converted basis, at 30% of our issued and outstanding ordinary shares upon the consummation of this offering (excluding the placement units and the representative shares).

Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Except as described below, holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. Unless specified in our amended and restated memorandum and articles of association, or as required by applicable provisions of the Companies Act or applicable share exchange rules, an ordinary resolution is required to approve any such matter voted on by our shareholders. Approval of certain actions will require a special resolution; such actions include amending our amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company. There is no cumulative voting with respect to the appointment of directors, with the result that the holders of more than 50% of the shares voted for the appointment of directors can appoint all of the directors. Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor. Prior to our initial business combination, only holders of our founder shares will have the right to vote on the appointment of directors. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason by ordinary resolution. The provisions of our amended and restated memorandum and articles of association governing the appointment or removal of directors prior to our initial business combination may only be amended by a special resolution passed by not less than 90% of our ordinary shares who attend and vote at our general meeting. Additionally, in a vote to continue the company in a jurisdiction outside the Cayman Islands (which requires a special resolution), holders of our founder shares will have ten votes for every founder share and holders of our Class A ordinary shares will have one vote for every Class A ordinary share.

Because our amended and restated memorandum and articles of association authorizes the issuance of up to 100,000,000 Class A ordinary shares, if we were to enter into a business combination, we may (depending on the terms of such a business combination) be required to increase the number of Class A ordinary shares that we will be authorized to issue at the same time as our shareholders vote on the business combination to the extent we seek shareholder approval in connection with our initial business combination.

In accordance with the Nasdaq corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on Nasdaq. There is no requirement under the Companies Act for us to hold annual or extraordinary general meetings to appoint directors. We may not hold an annual general meeting to appoint new directors prior to the consummation of our initial business combination. Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of our founder shares by ordinary resolution. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason by ordinary resolution.

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We will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the trust account and not previously released to us (which shall be net of taxes payable), divided by the number of the then-outstanding public shares, subject to the limitations described herein. The amount in the trust account is initially anticipated to be $10.25 per public share. The per share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. The redemption rights will include the requirement that a beneficial owner must identify itself in order to validly redeem its shares Our sponsor, officers and directors will enter into a letter agreement with us, prior to the registration statement of which this prospectus is a part becoming effective, pursuant to which they will agree to waive their redemption rights with respect to any founder shares and public shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares.

Unlike many blank check companies that hold shareholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of public shares for cash upon the completion of such initial business combinations even when a vote is not required by law, if a shareholder vote is not required by applicable law or share exchange listing requirements and we do not decide to hold a shareholder vote for business or other reasons, we will, pursuant to our amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing our initial business combination. Our amended and restated memorandum and articles of association will require these tender offer documents to contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under the SEC’s proxy rules. If, however, a shareholder approval of the transaction is required by applicable law or share exchange listing requirements, or we decide to obtain shareholder approval for business or other reasons, we will, like many blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If we seek shareholder approval, we will complete our initial business combination only if we obtain the approval of an ordinary resolution. However, the participation of our sponsor, officers, directors or their affiliates in privately-negotiated transactions (as described in this prospectus), if any, could result in the approval of our initial business combination even if a majority of our public shareholders vote, or indicate their intention to vote, against such initial business combination. Our sponsor, officers and directors has agreed to vote their respective founder shares and any public shares held by them in favor of our initial business combination. The Representative has not committed to vote any shares held by it in favor of our initial business combination. For purposes of seeking approval of the majority of our issued and outstanding ordinary shares, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. We intend to give approximately 30 days’ (but not less than 10 days nor more than 60 days) prior written notice of any such meeting, if required, at which a vote shall be taken to approve our initial business combination. These quorums and voting thresholds, and the voting agreements of our initial shareholders, may make it more likely that we will consummate our initial business combination.

If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, then, pursuant to our amended and restated memorandum and articles of association, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to Excess Shares, without our prior consent. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination. Our shareholders’ inability to redeem the Excess Shares will reduce their influence over our ability to complete our initial business combination, and such shareholders could suffer a material loss in their investment if they sell such Excess Shares on the open market. Additionally, such shareholders will not receive redemption distributions with respect to the Excess Shares if we complete our initial business combination. And, as a result, such shareholders will continue to hold that number of shares exceeding 15% and, would be required to sell their shares in open market transactions in order to dispose such shares, potentially at a loss.

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If we seek shareholder approval, we will complete our initial business combination only if we obtain the approval of an ordinary resolution. In such case, our initial shareholders have agreed to vote their founder shares and public shares in favor of our initial business combination. As a result, in addition to our initial shareholders’ founder shares and placement shares, we would need no additional shares (assuming only the minimum number of shares representing a quorum are voted and the over-allotment option is not exercised), and we would need 2,643,391 or 26.43% (assuming all of our ordinary shares are voted, the over-allotment option is not exercised, the initial shareholders do not purchase any units in this offering or units or shares in the after-market and the representative shares are voted against of the initial business combination), of the 10,000,000 public shares sold in this offering to be voted in favor of an initial business combination in order to have our initial business combination approved. Additionally, each public shareholder may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction or vote at all.

Pursuant to our amended and restated memorandum and articles of association, if we have not consummated an initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our sponsor, officers and directors will enter into a letter agreement with us, prior to the registration statement of which this prospectus is a part becoming effective, pursuant to which they will agree to waive their rights to liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination within 12 months from the closing of this offering (or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame). However, if our sponsor, our directors, our directors, our advisers, EF Hutton, or any of their respective affiliates acquire public shares after this offering, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the prescribed time period. Our amended and restated memorandum and articles of association will provide that, if we wind up for any other reason prior to the consummation of our initial business combination, we will follow the foregoing procedures with respect to the liquidation of the trust account as promptly as reasonably possible but not more than ten business days thereafter, subject to applicable Cayman Islands law.

In the event of a liquidation, dissolution or winding up of the company after a business combination, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. Our shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that we will provide our public shareholders with the opportunity to redeem their public shares for cash at a per share price equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable), divided by the number of the then-outstanding public shares, upon the completion of our initial business combination, subject to the limitations described herein.

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Founder Shares and Placement Shares

The founder shares and placement shares are identical to the Class A ordinary shares included in the units being sold in this offering, and holders of founder shares and placement shares have the same shareholder rights as public shareholders, except that (i) the founder shares and placement shares are subject to certain transfer restrictions, as described in more detail below, (ii) our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed (A) to waive their redemption rights with respect to any founder shares, placement shares and any public shares held by them in connection with the completion of our initial business combination, (B) to waive their redemption rights with respect to their founder shares, placement shares, and public shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association to (i) modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering or (ii) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, and (C) to waive their rights to liquidating distributions from the trust account with respect to any founder shares or placement shares held by them if we fail to complete our initial business combination within 12 months, or up to 18 months if we have elected to extend the time to complete our initial business combination, from the closing of this offering, although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within such time period, (iii) the founder shares are shares of our founder shares that will automatically convert into our Class A ordinary shares at the time of our initial business combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights as described herein and (iv) are entitled to registration rights. If we submit our initial business combination to our public shareholders for a vote, our sponsor, officers and directors have agreed (and its permitted transferees will agree) pursuant to the letter agreement to vote any founder shares held by them and any public shares purchased during or after this offering (including in open market and privately-negotiated transactions) in favor of our initial business combination.

In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with our initial business combination, the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, on an as-converted basis, approximately 30% of the sum of the total number of all Class A ordinary shares outstanding upon the completion of this offering (without giving effect to the private placement and assuming they do not purchase any units in this offering and the Class A ordinary shares to be issued to the underwriters as compensation), plus the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial business combination and any private placement-equivalent units issued to our sponsor, officers or directors upon conversion of working capital loans; provided that such conversion of founder shares will never occur on a less than one for one basis. We cannot determine at this time whether a majority of the holders of our founder shares at the time of any future issuance would agree to waive such adjustment to the conversion ratio.

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Prior to our initial business combination, only holders of our founder shares will have the right to vote on the appointment of directors. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason by ordinary resolution. These provisions of our amended and restated memorandum and articles of association may only be amended by a special resolution passed by not less than 90% of our ordinary shares who attend and vote at our general meeting. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial business combination, except as required by law, holders of our founder shares and holders of our public shares will vote together as a single class, with each share entitling the holder to one vote.

Register of Members

Under Cayman Islands law, we must keep a register of members and there will be entered therein:

●	the names and addresses of the members, a statement of the shares held by each member and of the amount paid or agreed to be considered as paid on the shares of each member, and the voting rights of shares of each member (and whether such voting rights are conditional);

●	whether voting rights attached to the shares in issue;

●	the date on which the name of any person was entered on the register as a member; and

●	the date on which any person ceased to be a member.

Under Cayman Islands law, the register of members of our company is prima facie evidence of the matters set out therein (i.e., the register of members will raise a presumption of fact on the matters referred to above unless rebutted) and a member registered in the register of members will be deemed as a matter of Cayman Islands law to have legal title to the shares as set against its name in the register of members. Upon the closing of this public offering, the register of members will be immediately updated to reflect the issue of shares by us. Once our register of members has been updated, the shareholders recorded in the register of members will be deemed to have legal title to the shares set against their name. However, there are certain limited circumstances where an application may be made to a Cayman Islands court for a determination on whether the register of members reflects the correct legal position. Further, the Cayman Islands court has the power to order that the register of members maintained by a company should be rectified where it considers that the register of members does not reflect the correct legal position. If an application for an order for rectification of the register of members were made in respect of our ordinary shares, then the validity of such shares may be subject to re-examination by a Cayman Islands court.

Preference Shares

Our amended and restated memorandum and articles of association authorizes 1,000,000 preference shares and provide that preference shares may be issued from time to time in one or more series. Our board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our board of directors will be able to, without shareholder approval, issue preference shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the ordinary shares and could have anti-takeover effects. The ability of our board of directors to issue preference shares without shareholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preference shares issued and outstanding at the date hereof. Although we do not currently intend to issue any preference shares, we cannot assure you that we will not do so in the future. No preference shares are being issued or registered in this offering.

Warrants

Each whole warrant entitles the registered holder to purchase one share of our Class A ordinary shares at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of our initial business combination. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of Class A ordinary shares. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade.

The warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

We will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares and warrants underlying the warrants is then effective and a current prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No warrant will be exercisable, and we will not be obligated to issue Class A ordinary shares upon exercise of a warrant unless Class A ordinary shares issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant, if not cash settled, will have paid the full purchase price for the unit solely for the Class A ordinary shares and warrants underlying such unit.

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We are not registering the Class A ordinary shares issuable upon exercise of the warrants at this time. However, we have agreed that as soon as practicable, but in no event later than 20 business days after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement registering the issuance of the Class A ordinary shares issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of our initial business combination or within a specified period following the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” pursuant to the exemption provided by Section 3(a)(9) of the Securities Act; provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. Once the warrants become exercisable, we may call the warrants for redemption:

●	in whole and not in part;

●	at a price of $0.01 per warrant;

●	upon not less than 30 days’ prior written notice of redemption given after the warrants become exercisable (the “30-day redemption period”) to each warrant holder; and

●	if, and only if, the reported last sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing once the warrants become exercisable and ending three business days before we send the notice of redemption to the warrant holders.

If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of Class A ordinary shares upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such Class A ordinary shares under the blue-sky laws of the state of residence in those states in which the warrants were offered by us in this offering. We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Class A ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.

If we call the warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our shareholders of issuing the maximum number of Class A ordinary shares issuable upon the exercise of our warrants. If our management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value.

The “fair market value” for this purpose shall mean the average reported last sale price of the Class A ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of Class A ordinary shares to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the warrants after our initial business combination. If we call our warrants for redemption and our management does not take advantage of this option, our sponsor and its permitted transferees would still be entitled to exercise their placement warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.

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A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the Class A ordinary shares outstanding immediately after giving effect to such exercise.

If the number of outstanding Class A ordinary shares is increased by a stock dividend payable in Class A ordinary shares, or by a split-up of Class A ordinary shares or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of Class A ordinary shares issuable on exercise of each whole warrant will be increased in proportion to such increase in the outstanding Class A ordinary shares. A rights offering to holders of Class A ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the fair market value will be deemed a stock dividend of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) and (ii) one (1) minus the quotient of (x) the price per Class A ordinary shares paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Class A ordinary shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of Class A ordinary shares on account of such Class A ordinary shares (or other shares of our capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of Class A ordinary shares in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of Class A ordinary shares in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (i) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our charter prior thereto or to redeem 100% of our Class A ordinary shares if we do not complete our initial business combination within 12 months from the closing of this offering or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, or (e) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Class A ordinary shares in respect of such event.

If the number of outstanding our Class A ordinary shares is decreased by a consolidation, combination, reverse stock split or reclassification of Class A ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding Class A ordinary shares.

Whenever the number of Class A ordinary shares purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Class A ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of Class A ordinary shares so purchasable immediately thereafter.

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In case of any reclassification or reorganization of the outstanding Class A ordinary shares (other than those described above or that solely affects the par value of such Class A ordinary shares), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding Class A ordinary shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the Class A ordinary shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event.

However, if less than 70% of the consideration receivable by the holders of Class A ordinary shares in such a transaction is payable in the form of Class A ordinary shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants in order to determine and realize the option value component of the warrant. This formula is to compensate the warrant holder for the loss of the option value portion of the warrant due to the requirement that the warrant holder exercise the warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. You should review a copy of the warrant agreement, which will be filed as an exhibit to the registration statement of which this prospectus is a part, for a complete description of the terms and conditions applicable to the warrants. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement set forth in this prospectus, or defective provision, but requires the approval by the holders of at least a majority of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

In addition, if (x) we issue additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at a Newly Issued Price of less than $9.20 per Class A ordinary shares (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our sponsor or its affiliates, without taking into account any founder shares held by our sponsor or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the Market Value is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of Class A ordinary shares and any voting rights until they exercise their warrants and receive Class A ordinary shares. After the issuance of Class A ordinary shares upon exercise of the warrants, each holder will be entitled to one (1) vote for each share held of record on all matters to be voted on by shareholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number of Class A ordinary shares to be issued to the warrant holder.

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We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. See “Risk Factors — Our warrant agreement will designate the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by holders of our warrants, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company.” This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.

Dividends

We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial conditions subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of our board of directors at such time. If we increase or decrease the size of the offering we may effect a stock dividend or a share contribution back to capital or other appropriate mechanism, as applicable, with respect to our Class B ordinary shares immediately prior to the consummation of the offering in such amount as to maintain the ownership of our initial shareholders at 30.0% of the issued and outstanding ordinary shares (excluding the underwriter shares, the placement units and the underlying securities and assuming they do not purchase any units in this offering) upon the consummation of this offering. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Our Transfer Agent

The transfer agent for our ordinary shares is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its role as transfer agent, its agents and each of its shareholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any claims and losses due to any gross negligence or intentional misconduct of the indemnified person or entity.

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Certain Differences in Corporate Law

Cayman Islands companies are governed by the Companies Act. The Companies Act is modeled on English law but does not follow recent English law statutory enactments, and differs from laws applicable to United States corporations and their shareholders. Set forth below is a summary of the material differences between the provisions of the Companies Act applicable to us and the laws applicable to companies incorporated in the United States and their shareholders.

Mergers and Similar Arrangements. In certain circumstances, the Companies Act allows for mergers or consolidations between two Cayman Islands companies, or between a Cayman Islands exempted company and a company incorporated in another jurisdiction (provided that is facilitated by the laws of that other jurisdiction).

Where the merger or consolidation is between two Cayman Islands companies, the directors of each company must approve a written plan of merger or consolidation containing certain prescribed information. That plan of merger or consolidation must then be authorized by either (a) a special resolution (usually a majority of at least two-thirds in value of the voting shares voted at a general meeting) of the shareholders of each company; or (b) such other authorization, if any, as may be specified in such constituent company’s articles of association. No shareholder resolution is required for a merger between a parent company (i.e., a company that holds issued shares that together represent 90% of the votes at a general meeting of the subsidiary company) and its subsidiary company. The consent of each holder of a fixed or floating security interest of a constituent company must be obtained, unless the court waives such requirement. If the Cayman Islands Registrar of Companies is satisfied that the requirements of the Companies Act (which includes certain other formalities) have been complied with, the Registrar of Companies will register the plan of merger or consolidation.

Where the merger or consolidation involves a foreign company, the procedure is similar, save that with respect to the foreign company, the directors of the Cayman Islands exempted company are required to make a declaration to the effect that, having made due enquiry, they are of the opinion that the requirements set out below have been met: (i) that the merger or consolidation is permitted or not prohibited by the constitutional documents of the foreign company and by the laws of the jurisdiction in which the foreign company is incorporated, and that those laws and any requirements of those constitutional documents have been or will be complied with; (ii) that no petition or other similar proceeding has been filed and remains outstanding or order made or resolution adopted to wind up or liquidate the foreign company in any jurisdictions; (iii) that no receiver, trustee, administrator or other similar person has been appointed in any jurisdiction and is acting in respect of the foreign company, its affairs or its property or any part thereof; and (iv) that no scheme, order, compromise or other similar arrangement has been entered into or made in any jurisdiction whereby the rights of creditors of the foreign company are and continue to be suspended or restricted.

Where the surviving company is the Cayman Islands exempted company, the directors of the Cayman Islands exempted company are further required to make a declaration to the effect that, having made due enquiry, they are of the opinion that the requirements set out below have been met: (i) that the foreign company is able to pay its debts as they fall due and that the merger or consolidation is bona fide and not intended to defraud unsecured creditors of the foreign company; (ii) that in respect of the transfer of any security interest granted by the foreign company to the surviving or consolidated company (a) consent or approval to the transfer has been obtained, released or waived; (b) the transfer is permitted by and has been approved in accordance with the constitutional documents of the foreign company; and (c) the laws of the jurisdiction of the foreign company with respect to the transfer have been or will be complied with; (iii) that the foreign company will, upon the merger or consolidation becoming effective, cease to be incorporated, registered or exist under the laws of the relevant foreign jurisdiction; and (iv) that there is no other reason why it would be against the public interest to permit the merger or consolidation.

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Where the above procedures are adopted, the Companies Act provides for a right of dissenting shareholders to be paid a payment of the fair value of his shares upon their dissenting to the merger or consolidation if they follow a prescribed procedure. In essence, that procedure is as follows: (a) the shareholder must give his written objection to the merger or consolidation to the constituent company before the vote on the merger or consolidation, including a statement that the shareholder proposes to demand payment for his shares if the merger or consolidation is authorized by the vote; (b) within 20 days following the date on which the merger or consolidation is approved by the shareholders, the constituent company must give written notice to each shareholder who made a written objection; (c) a shareholder must within 20 days following receipt of such notice from the constituent company, give the constituent company a written notice of his intention to dissent including, among other details, a demand for payment of the fair value of his shares; (d) within seven days following the date of the expiration of the period set out in paragraph (b) above or seven days following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company must make a written offer to each dissenting shareholder to purchase his shares at a price that the company determines is the fair value and if the company and the shareholder agree the price within 30 days following the date on which the offer was made, the company must pay the shareholder such amount; and (e) if the company and the shareholder fail to agree a price within such 30 day period, within 20 days following the date on which such 30 day period expires, the company (and any dissenting shareholder) must file a petition with the Cayman Islands Grand Court to determine the fair value and such petition must be accompanied by a list of the names and addresses of the dissenting shareholders with whom agreements as to the fair value of their shares have not been reached by the company. At the hearing of that petition, the court has the power to determine the fair value of the shares together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value. Any dissenting shareholder whose name appears on the list filed by the company may participate fully in all proceedings until the determination of fair value is reached. These rights of a dissenting shareholder are not available in certain circumstances, for example, to dissenters holding shares of any class in respect of which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the relevant date or where the consideration for such shares to be contributed are shares of any company listed on a national securities exchange or shares of the surviving or consolidated company.

Moreover, Cayman Islands law has separate statutory provisions that facilitate the reconstruction or amalgamation of companies in certain circumstances. Such schemes of arrangement will generally be more suited for complex mergers or other transactions involving widely held companies, commonly referred to in the Cayman Islands as a “Scheme of arrangement” which may be tantamount to a merger. In the event that a merger was sought pursuant to a scheme of arrangement (the procedures for which are more rigorous and take longer to complete than the procedures typically required to consummate a merger in the United States), the arrangement in question must be approved by a majority in number of each class of shareholders and creditors with whom the arrangement is to be made and who must in addition represent three-fourths in value of each such class of shareholders or creditors, as the case may be, that are present and voting either in person or by proxy at a general meeting, or meeting summoned for that purpose. The convening of the meetings and subsequently the terms of the arrangement must be sanctioned by the Grand Court of the Cayman Islands. While a dissenting shareholder would have the right to express to the court the view that the transaction should not be approved, the court can be expected to approve the arrangement if it satisfies itself that:

●	we are not proposing to act illegally or beyond the scope of our corporate authority and the statutory provisions as to majority vote have been complied with;

●	the shareholders have been fairly represented at the meeting in question;

●	the arrangement is such as a businessman would reasonably approve; and

●	the arrangement is not one that would more properly be sanctioned under some other provision of the Companies Act or that would amount to a “fraud on the minority.”

If a scheme of arrangement or takeover offer (as described below) is approved, any dissenting shareholder would have no rights comparable to appraisal rights (providing rights to receive payment in cash for the judicially determined value of the shares), which would otherwise ordinarily be available to dissenting shareholders of United States corporations.

Squeeze-out Provisions. When a takeover offer is made and accepted by holders of 90% of the shares to whom the offer relates within four months, the offeror may, within a two-month period, require the holders of the remaining shares to transfer such shares on the terms of the offer. An objection can be made to the Grand Court of the Cayman Islands, but this is unlikely to succeed unless there is evidence of fraud, bad faith, collusion or inequitable treatment of the shareholders.

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Further, transactions similar to a merger, reconstruction and/or an amalgamation may in some circumstances be achieved through means other than these statutory provisions, such as a share capital exchange, asset acquisition or control, or through contractual arrangements of an operating business.

Shareholders’ Suits. Harney Westwood & Riegels, our Cayman Islands legal counsel, is not aware of any reported class action having been brought in a Cayman Islands court. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions. In most cases, we will be the proper plaintiff in any claim based on a breach of duty owed to us, and a claim against (for example) our officers or directors usually may not be brought by a shareholder. However, based both on Cayman Islands authorities and on English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which:

●	a company is acting, or proposing to act, illegally or beyond the scope of its authority;

●	the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or

●	those who control the company are perpetrating a “fraud on the minority.”

A shareholder may have a direct right of action against us where the individual rights of that shareholder have been infringed or are about to be infringed.

Enforcement of Civil Liabilities. The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the federal courts of the United States.

We have been advised by Harney Westwood & Riegels, our Cayman Islands legal counsel, that the courts of the Cayman Islands are unlikely (i) to recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

Special Considerations for Exempted Companies. We are an exempted company with limited liability under the Companies Act. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for certain exemptions and privileges including those listed below:

●	annual reporting requirements are minimal and consist mainly of a statement that the company has conducted its operations mainly outside of the Cayman Islands and has compiled with the provisions of the Companies Act;

●	an exempted company’s register of members is not open to inspection and can be kept outside of the Cayman Islands;

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●	an exempted company does not have to hold an annual general meeting;

●	an exempted company may issue shares with no par value;

●	an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 30 years in the first instance);

●	an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

●	an exempted company may register as a limited duration company; and

●	an exempted company may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount if any unpaid on the shares held by such shareholder in the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

Our Second Amended and Restated Memorandum and Articles of Association.

Our amended and restated memorandum and articles of association contain provisions designed to provide certain rights and protections relating to this offering that will apply to us until the completion of our initial business combination. These provisions cannot be amended without a special resolution under Cayman Islands law. As a matter of Cayman Islands law, a resolution is deemed to be a special resolution where it has been adopted by the affirmative vote of at least a two-thirds majority (or such higher threshold as specified in the company’s amended and restated memorandum and articles of association) of the votes cast by the holders of the issued shares present in person or represented by proxy at a general meeting of the company and entitled to vote on such matter or a resolution approved in writing by all of the holders of the issued shares entitled to vote on such matter. Other than as described above, our amended and restated memorandum and articles of association will provide that special resolutions must be approved either by at least two-thirds (or such higher threshold as specified in the company’s amended and restated articles of association) of the shares voted at a general meeting of the company (i.e., the lowest threshold permissible under Cayman Islands law), or by a unanimous written resolution of all of our shareholders.

Our initial shareholders, who will collectively beneficially own 32.25% of our ordinary shares upon the closing of this offering (assuming they do not purchase any units in this offering), will participate in any vote to amend our amended and restated memorandum and articles of association and will have the discretion to vote in any manner they choose. Specifically, our amended and restated memorandum and articles of association will provide, among other things, that:

●	If we have not consummated an initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject, in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law;

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●	Prior to or in connection with our initial business combination, we may not issue additional securities that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote as a class with our public shares (a) on our initial business combination or on any other proposal presented to shareholders prior to or in connection with the completion of an initial business combination or (b) to approve an amendment to our amended and restated memorandum and articles of association to (x) extend the time we have to consummate a business combination beyond 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (y) amend the foregoing provisions;

●	Although we do not intend to enter into a business combination with a target business that is affiliated with our sponsor, officers or directors, we are not prohibited from doing so. In the event we enter into such a transaction, we, or a committee of independent directors, will obtain an opinion from independent investment banking firm or another independent entity that commonly renders valuation opinions that such a business combination is fair to our company from a financial point of view;

●	If a shareholder vote on our initial business combination is not required by applicable law or share exchange listing requirements and we do not decide to hold a shareholder vote for business or other reasons, we will offer to redeem our public shares pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, and will file tender offer documents with the SEC prior to completing our initial business combination, which contain substantially the same financial and other information about our initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act;

So long as our securities are then listed on Nasdaq, our initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the value of the net assets held in the trust account (excluding the amount of deferred underwriting commissions held in trust and taxes payable on the income earned on the trust account) at the time of signing a definitive agreement in connection with our initial business combination;

●	If our shareholders approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (or up to a 18-month period if we choose to extend such period, as described in more detail in this prospectus, or as extended by the Company’s shareholders in accordance with our amended and restated memorandum and articles of association) or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released (which shall be net of taxes payable), divided by the number of the then-outstanding public shares, subject to the limitations described herein; and

●	We will not effectuate our initial business combination solely with another blank check company or a similar company with nominal operations.

In addition, our amended and restated memorandum and articles of association will provide that under no circumstances will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

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The Companies Act permits a company incorporated in the Cayman Islands to amend its memorandum and articles of association with the approval of a special resolution. A company’s articles of association may specify that the approval of a higher majority is required but, provided the approval of the required majority is obtained, any Cayman Islands exempted company may amend its memorandum and articles of association regardless of whether its memorandum and articles of association provide otherwise. Accordingly, although we could amend any of the provisions relating to our proposed offering, structure and business plan which are contained in our amended and restated memorandum and articles of association, we view all of these provisions as binding obligations to our shareholders and neither we, nor our officers or directors, will take any action to amend or waive any of these provisions unless we provide dissenting public shareholders with the opportunity to redeem their public shares.

Anti-Money Laundering, Counter-Terrorist Financing, Prevention of Proliferation Financing and Financial Sanctions Compliance—Cayman Islands

If any person resident in the Cayman Islands knows or suspects, or has reasonable grounds for knowing or suspecting, that another person is engaged in criminal conduct, is involved with terrorism or terrorist property or proliferation financing or is the business combination partner of a financial sanction and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector or other trade, profession, business or employment, the person will be required to report such knowledge or suspicion to (i) the Financial Reporting Authority of the Cayman Islands, pursuant to the Proceeds of Crime Act (As Revised) of the Cayman Islands if the disclosure relates to criminal conduct, money laundering, or proliferation financing or is the business combination partner of a financial sanction; or (ii) a police officer of the rank of constable or higher, or the Financial Reporting Authority, pursuant to the Terrorism Act (As Revised) of the Cayman Islands, if the disclosure relates to involvement with terrorism or terrorist financing and property. Such a report will not be treated as a breach of confidence or of any restriction upon the disclosure of information imposed by any enactment or otherwise. We reserve the right to refuse to make any payment to a shareholder if our directors or officers suspect or are advised that the payment to such shareholder might result in a breach of applicable anti-money laundering, counter-terrorist financing, prevention of proliferation financing and financial sanctions or other laws or regulations by any person in any relevant jurisdiction, or if such refusal is considered necessary or appropriate to ensure our compliance with any such laws or regulations in any applicable jurisdiction.

Data Protection—Cayman Islands

We have certain duties under the Data Protection Act (As Revised) of the Cayman Islands (the “DPA”) based on internationally accepted principles of data privacy.

Privacy Notice

Introduction

This privacy notice puts our shareholders on notice that through your investment in the company you will provide us with certain personal information which constitutes personal data within the meaning of the DPA (“personal data”). In the following discussion, the “company” refers to us and our affiliates and/or delegates, except where the context requires otherwise.

Investor Data

We will collect, use, disclose, retain and secure personal data to the extent reasonably required only and within the parameters that could be reasonably expected during the normal course of business. We will only process, disclose, transfer or retain personal data to the extent legitimately required to conduct our activities of on an ongoing basis or to comply with legal and regulatory obligations to which we are subject. We will only transfer personal data in accordance with the requirements of the DPA, and will apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of the personal data and against the accidental loss, destruction or damage to the personal data.

In our use of this personal data, we will be characterized as a “data controller” for the purposes of the DPA, while our affiliates and service providers who may receive this personal data from us in the conduct of our activities may either act as our “data processors” for the purposes of the DPA or may process personal information for their own lawful purposes in connection with services provided to us.

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We may also obtain personal data from other public sources. Personal data includes, without limitation, the following information relating to a shareholder and/or any individuals connected with a shareholder as an investor: name, residential address, email address, contact details, corporate contact information, signature, nationality, place of birth, date of birth, tax identification, credit history, correspondence records, passport number, bank account details, source of funds details and details relating to the shareholders’ investment activity.

Who this Affects

If you are a natural person, this will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with personal data on individuals connected to you for any reason in relation your investment in the company, this will be relevant for those individuals and you should transmit the content of this Privacy Notice to such individuals or otherwise advise them of its content.

How the Company May Use a Shareholder’s Personal Data

The company, as the data controller, may collect, store and use personal data for lawful purposes, including, in particular:

a) where this is necessary for the performance of our rights and obligations under any purchase agreements;

b) where this is necessary for compliance with a legal and regulatory obligation to which we are subject (such as compliance with anti-money laundering and FATCA/CRS requirements); and/or

c) where this is necessary for the purposes of our legitimate interests and such interests are not overridden by your interests, fundamental rights or freedoms.

Should we wish to use personal data for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you.

Why We May Transfer Your Personal Data

In certain circumstances we may be legally obliged to share personal data and other information with respect to your shareholding with the relevant regulatory authorities such as the Cayman Islands Monetary Authority or the Tax Information Authority. They, in turn, may exchange this information with foreign authorities, including tax authorities.

We anticipate disclosing personal data to persons who provide services to us and their respective affiliates (which may include certain entities located outside the United States, the Cayman Islands or the European Economic Area), who will process your personal data on our behalf.

The Data Protection Measures We Take

Any transfer of personal data by us or our duly authorized affiliates and/or delegates outside of the Cayman Islands shall be in accordance with the requirements of the DPA.

We and our duly authorized affiliates and/or delegates shall apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of personal data, and against accidental loss or destruction of, or damage to, personal data.

We shall notify you of any personal data breach that is reasonably likely to result in a risk to your interests, fundamental rights or freedoms or those data subjects to whom the relevant personal data relates.

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Rights of Individual Data Subjects

●	Individual data subjects have certain data protection rights, including the right to:

●	be informed about the purposes for which your personal data are processed;

●	access your personal data;

●	stop direct marketing;

●	restrict the processing of your personal data;

●	have incomplete or inaccurate personal data corrected;

●	ask us to stop processing your personal data;

●	be informed of a personal data breach (unless the breach is unlikely to be prejudicial to you);

●	complain to the Data Protection Ombudsman; and

●	require us to delete your personal data in some limited circumstances.

Certain Anti-takeover Provisions of our Second Amended and Restated Memorandum and Articles of Association

Our authorized but unissued Class A ordinary shares and preference shares will be available for future issuances without shareholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved Class A ordinary shares and preference shares could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Variation of Class Rights

For so long as any Class B ordinary shares remain issued and outstanding, we may not, without the prior written consent of the holders of a two-thirds majority of the Class B ordinary shares then outstanding, or the sanction of a resolution passed at a separate meeting of the holders of the Class B ordinary shares by a majority of two-thirds of the votes cast at a quorate meeting, voting separately as a single class, amend, alter or repeal any provision of our memorandum and articles of association, if such amendment, alteration or repeal would materially adversely vary or abrogate the powers, preferences or relative, participating, optional or other rights of the Class B ordinary shares.

Securities Eligible for Future Sale

Immediately after the consummation of this offering (assuming no exercise of the underwriter’s over-allotment option) we will have 14,893,220 Class A ordinary shares (or 17,104,497 Class A ordinary shares if the underwriters’ over-allotment option is exercised in full) issued and outstanding. Of these shares, the Class A ordinary shares sold in this offering (10,000,000 Class A ordinary shares if the underwriters’ over-allotment option is not exercised and 11,500,000 our Class A ordinary shares if the underwriters’ over-allotment option is exercised in full) will be freely tradable without restriction or further registration under the Securities Act, except for any Class A ordinary shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. Immediately after the consummation of this offering, there will be no preference shares issued and outstanding. Founder shares are convertible into our Class A ordinary shares initially at a one-for-one ratio but subject to adjustment as set forth herein, including in certain circumstances in which we issue Class A ordinary shares or equity-linked securities related to our initial business combination. All of the outstanding founder shares (on an as-converted basis, up to 4,291,845 founder shares if the underwriters’ over-allotment option is not exercised and up to 4,935,622 founder shares if the underwriters’ over-allotment option is exercised in full) and all of the outstanding placement shares (511,375 placement shares if the underwriters’ over-allotment option is not exercised and 565,375 placement shares if the underwriters’ over-allotment option is exercised in full), and all 90,000 representative shares (or 103,500 if the underwriters’ over-allotment option is exercised in full) will be restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. These restricted securities will be subject to registration rights, as more fully described below under “— Registration Rights.”

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted shares for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted shares for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

●	1% of the total number of Class A ordinary shares then outstanding, which will equal 148,932 shares immediately after this offering (or 171,045 if the underwriters exercise their over-allotment option in full); or

●	the average weekly reported trading volume of our Class A ordinary shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

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Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

●	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

●	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and

●	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, our initial shareholders will be able to sell their founder shares and placement units (including component securities contained therein), as applicable, pursuant to Rule 144 without registration one year after we have completed our initial business combination.

Registration Rights

The holders of the founder shares and placement units (including securities contained therein) and units (including securities contained therein) that may be issued upon conversion of working capital loans and extension loans, and any Class A ordinary shares issuable upon the exercise of the placement warrants and any Class A ordinary shares and warrants (and underlying Class A ordinary shares) that may be issued upon conversion of the units issued as part of the working capital loans and extension loans and Class A ordinary shares issuable upon conversion of the founder shares and the representative shares which will be issued to the representative upon consummation of the Company’s initial public offering, will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of this offering, requiring us to register such securities for resale (in the case of the founder shares, only after conversion to our Class A ordinary shares). The holders of these securities are entitled to make up to two demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act.

However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lockup period, which occurs (i) in the case of the founder shares, as described in the following paragraph, and (ii) in the case of the placement warrants, 30 days after the completion of our initial business combination. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering our securities. We will bear the expenses incurred in connection with the filing of any such registration statements.

Except as described herein, our sponsor, officers and directors have agreed not to transfer, assign or sell any of their founder shares and placement units until the earlier to occur of: (A) six months after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of our Class A ordinary shares equals or exceeds $12.00 per unit (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

Listing of Securities

We have applied to have our public shares, units and warrants listed on Nasdaq under the symbols “PTHR,” “PTHRU” and “PTHRW.” We expect that our public units will be listed on Nasdaq on or promptly after the date of this prospectus. We cannot guarantee that our public shares, units or warrants will be approved for listing on Nasdaq.

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TAXATION

The following summary of certain Cayman Islands and U.S. federal income tax consequences of an investment in our units, each consisting of one Class A ordinary share and one redeemable warrant, which we refer to collectively as our securities, is based upon laws and relevant interpretations thereof in effect as of the date of this prospectus, all of which are subject to change. This summary does not deal with all possible tax consequences relating to an investment in our Class A ordinary shares and warrants, such as the tax consequences under state, local and other tax laws.

Prospective investors should consult their advisors on the possible tax consequences of investing in our securities under the laws of their country of citizenship, residence or domicile.

Cayman Islands Tax Considerations

The following is a discussion on certain Cayman Islands income tax consequences of an investment in the securities of the company. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law.

Under Existing Cayman Islands Laws

Payments of dividends and capital in respect of our securities will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of a dividend or capital to any holder of the securities nor will gains derived from the disposal of the securities be subject to Cayman Islands income or corporate tax. The Cayman Islands currently has no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

No stamp duty is payable in respect of the issue of the warrants. An instrument of transfer in respect of a warrant is stampable if executed in or brought into the Cayman Islands.

No stamp duty is payable in respect of the issue of our Class A ordinary shares or on an instrument of transfer in respect of such shares.

The company has been incorporated under the laws of the Cayman Islands as an exempted company with limited liability and, as such, has received an undertaking from the Cayman Islands government in the following form:

The Tax Concessions Law

Undertaking as to Tax Concessions

In accordance with the Tax Concessions Law, the following undertaking is hereby given to Pono Capital Three, Inc. (the “Company”):

1. That no Law which is hereafter enacted in the Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Company or its operations; and

2. In addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable:

2.1 on or in respect of the shares, debentures or other obligations of the Company; or

2.2 by way of the withholding in whole or part of any relevant payment as defined in the Tax Concessions Law

These concessions shall be for a period of thirty years from April 21, 2020.

United States Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations of the acquisition, ownership and disposition of our units, Class A ordinary shares and warrants, which we refer to collectively as our securities. Because the components of a unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Class A ordinary share and redeemable warrant components of the unit, as the case may be. As a result, the discussion below with respect to actual holders of Class A ordinary share and warrants should also apply to holders of units (as the deemed owners of the underlying Class A ordinary share and warrants that comprise the units). This discussion applies only to securities that are held as capital assets for U.S. federal income tax purposes and is applicable only to holders who purchased units in this offering.

This discussion assumes that the Class A ordinary shares and warrants will trade separately and that any distributions made (or deemed made) by us on our Class A ordinary share and any consideration received (or deemed received) by a holder in consideration for the sale or other disposition of our securities will be in U.S. dollars.

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This summary is based upon U.S. federal income tax laws as of the date of this prospectus, which is subject to change or differing interpretations, possibly with retroactive effect. This discussion is a summary only and does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including but not limited to the alternative minimum tax, the Medicare tax on certain net investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, including but not limited to:

●	financial institutions or financial services entities;

●	broker-dealers;

●	governments or agencies or instrumentalities thereof;

●	regulated investment companies;

●	real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	insurance companies;

●	dealers or traders subject to a mark-to-market method of accounting with respect to the securities;

●	persons holding the securities as part of a “straddle,” constructive sale, hedge, conversion or other integrated transaction or similar transaction;

●	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

●	partnerships (or entities or arrangements classified as partnerships or other pass-through entities for U.S. federal income tax purposes) and any beneficial owners of such entities;

●	tax-exempt entities;

●	controlled foreign corporations; and

●	passive foreign investment companies.

If you are a partnership (including an entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes), the U.S. federal income tax treatment of your partners, members or other beneficial owners will generally depend on the status of your partners, members or other beneficial owners and your activities, in addition to certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (including an entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the acquisition, ownership and disposition of our securities.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, which are subject to change, possibly on a retroactive basis, and changes to any of which subsequent to the date of this prospectus may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

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THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR SECURITIES. EACH PROSPECTIVE INVESTOR IN OUR SECURITIES IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR SECURITIES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL NON-INCOME, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Personal Holding Company Status

We could be subject to a second level of U.S. federal income tax on a portion of our income if we are determined to be a personal holding company, or PHC, for U.S. federal income tax purposes. A U.S. corporation generally will be classified as a PHC for U.S. federal income tax purposes in a given taxable year if (i) at any time during the last half of such taxable year, five or fewer individuals (without regard to their citizenship or residency and including as individuals for this purpose certain entities such as certain tax-exempt organizations, pension funds and charitable trusts) own or are deemed to own (pursuant to certain constructive ownership rules) more than 50% of the stock of the corporation by value and (ii) at least 60% of the corporation’s adjusted ordinary gross income, as determined for U.S. federal income tax purposes, for such taxable year consists of PHC income (which includes, among other things, dividends, interest, certain royalties, annuities and, under certain circumstances, rents).

At least 60% of our adjusted ordinary gross income may consist of PHC income, depending on the date and size of our initial business combination. In addition, depending on the concentration of our shares in the hands of individuals, including the members of our sponsor and certain tax-exempt organizations, pension funds and charitable trusts, it is possible that more than 50% of our shares may be owned or deemed owned (pursuant to the constructive ownership rules) by such persons during the last half of a taxable year. Thus, no assurance can be given that we will not be a PHC following this offering or in the future. If we are or were to become a PHC in a given taxable year, we would be subject to an additional PHC tax, currently imposed at a rate of 20%, on our undistributed PHC income, which generally includes our taxable income, subject to certain adjustments.

Allocation of Purchase Price and Characterization of a Unit

No statutory, administrative or judicial authority directly addresses the treatment of a unit or any instrument similar to a unit for U.S. federal income tax purposes and, therefore, that treatment is not entirely clear. The acquisition of a unit should be treated for U.S. federal income tax purposes as the acquisition of one share of our Class A ordinary share and one warrant, a whole one of which is exercisable to acquire one Class A ordinary share. For U.S. federal income tax purposes, each holder of a unit must allocate the purchase price paid by such holder for such unit between the one Class A ordinary share and the one warrant based on the relative fair market value of each at the time of issuance. Under U.S. federal income tax law, each investor must make his or her own determination of such value based on all the relevant facts and circumstances. Therefore, we strongly urge each investor to consult his or her tax adviser regarding the determination of value for these purposes. The price allocated to each Class A ordinary share and the warrant should be the shareholder’s tax basis in such share or warrant, as the case may be. Any disposition of a unit should be treated for U.S. federal income tax purposes as a disposition of the Class A ordinary share and the warrant comprising the unit, and the amount realized on the disposition should be allocated between the Class A ordinary share and the warrant based on their respective relative fair market values (as determined by each such unit holder based on all the relevant facts and circumstances) at the time of disposition. The separation of Class A ordinary shares and warrants comprising units should not be a taxable event for U.S. federal income tax purposes.

The foregoing treatment of the units, Class A ordinary shares and warrants and a holder’s purchase price allocation are not binding on the IRS or the courts. Because there are no authorities that directly address instruments that are similar to the units, no assurance can be given that the IRS or the courts will agree with the characterization described above or the discussion below. Accordingly, each prospective investor is urged to consult its own tax advisors regarding the tax consequences of an investment in a unit (including alternative characterizations of a unit). The balance of this discussion assumes that the characterization of the units described above will be respected for U.S. federal income tax purposes.

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U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our units, Class A ordinary shares or warrants who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

●	a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined in the Code) have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under Treasury Regulations to be treated as a United States person.

Taxation of Distributions. If we pay distributions in cash or other property (other than certain distributions of our shares or rights to acquire our shares) to U.S. holders of our Class A ordinary share, such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current and/or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A ordinary share. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary share and will be treated as described under “U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary shares and Warrants” below.

Dividends we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder may constitute “qualified dividend income” that will be subject to tax at preferential long-term capital gains rates. It is unclear whether the redemption rights with respect to the Class A ordinary share described in this prospectus may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary shares and Warrants. Upon a sale or other taxable disposition of our Class A ordinary share or warrants (which, in general, would include a redemption of Class A ordinary share or warrants that is treated as a sale of such securities as described below, including as a result of a dissolution and liquidation in the event we do not consummate an initial business combination within the required time period), a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the Class A ordinary shares or warrants. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Class A ordinary shares or warrants so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A ordinary share described in this prospectus may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Class A ordinary share is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

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Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition (or, if the Class A ordinary share or warrants are held as part of units at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A ordinary shares or the warrants based upon the then relative fair market values of the Class A ordinary shares or the warrants included in the units) and (ii) the U.S. holder’s adjusted tax basis in its Class A ordinary share or warrants so disposed of. A U.S. holder’s adjusted tax basis in its Class A ordinary shares or warrants generally will equal the U.S. holder’s acquisition cost (that is, as discussed above, the portion of the purchase price of a unit allocated to one Class A ordinary shares or one warrant or, as discussed below, the U.S. holder’s initial basis for Class A ordinary shares received upon exercise of warrants) less, in the case of one Class A ordinary share, any prior distributions treated as a return of capital.

Redemption of Class A ordinary share. In the event that a U.S. holder’s Class A ordinary share is redeemed pursuant to the redemption provisions described in this prospectus under the section of this prospectus entitled “Description of Securities — Ordinary shares” or if we purchase a U.S. holder’s Class A ordinary share in an open market transaction (each of which we refer to as a “redemption”), the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary share under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary share, the U.S. holder will be treated as described under “U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary share and Warrants” above. If the redemption does not qualify as a sale of Class A ordinary share, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described above under “U.S. Holders — Taxation of Distributions.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as held by the U.S. holder (including any share constructively owned by the U.S. holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A ordinary share generally will be treated as a sale of the Class A ordinary share (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only our Class A ordinary shares actually owned by the U.S. holder, but also our shares that are constructively owned by it. A U.S. holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any shares the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A ordinary share which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. holder immediately following the redemption of Class A ordinary share must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either (i) all of our shares actually and constructively owned by the U.S. holder are redeemed or (ii) all of our shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. holder does not constructively own any other shares (including any shares constructively owned by the U.S. holder as a result of owning warrants). The redemption of the Class A ordinary share will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption of any Class A ordinary share will be treated as a corporate distribution and the tax effects will be as described under “U.S. Holders — Taxation of Distributions,” above. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Class A ordinary share will be added to the U.S. holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

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Exercise, Lapse or Redemption of a Warrant. A U.S. holder generally will not recognize taxable gain or loss on the acquisition of our Class A ordinary share upon exercise of a warrant for cash. The U.S. holder’s tax basis in the share of our Class A ordinary share received upon exercise of the warrant generally will be an amount equal to the sum of the U.S. holder’s initial investment in the warrant (i.e., the portion of the U.S. holder’s purchase price for a unit that is allocated to the warrant, as described above under “Allocation of Purchase Price and Characterization of a Unit”) and the exercise price. It is unclear whether the U.S. holder’s holding period for the Class A ordinary share received upon exercise of the warrants will begin on the date following the date of exercise or on the date of exercise of the warrants; in either case, the holding period will not include the period during which the U.S. holder held the warrants. If a warrant is allowed to lapse unexercised, a U.S. holder generally will recognize a capital loss equal to such holder’s tax basis in the warrant.

The tax consequences of a cashless exercise of a warrant are not clear under current tax law. A cashless exercise may not be taxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either situation, a U.S. holder’s basis in the Class A ordinary share received would equal the holder’s basis in the warrants exercised therefor. If the cashless exercise were treated as not being a realization event, it is unclear whether a U.S. holder’s holding period in the Class A ordinary share would be treated as commencing on the date following the date of exercise or on the date of exercise of the warrant; in either case, the holding period would not include the period during which the U.S. holder held the warrants. If the cashless exercise were treated as a recapitalization, the holding period of the Class A ordinary share would include the holding period of the warrants exercised therefor.

It is also possible that a cashless exercise could be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. holder could be deemed to have surrendered a number of warrants equal to the number of Class A ordinary shares having an aggregate fair market value equal to the exercise price for the total number of warrants to be exercised. The U.S. holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the Class A ordinary share received in respect of the warrants deemed surrendered and the U.S. holder’s tax basis in such warrants. Such gain or loss would be long-term or short-term, depending on the U.S. holder’s holding period in the warrants deemed surrendered. In this case, a U.S. holder’s aggregate tax basis in the Class A ordinary share received would equal the sum of the U.S. holder’s initial investment in the warrants deemed exercised (i.e., the portion of the U.S. holder’s purchase price for the units that is allocated to the warrants, as described above under “Allocation of Purchase Price and Characterization of a Unit”) and the exercise price of such warrants. It is unclear whether a U.S. holder’s holding period for the Class A ordinary share would commence on the date following the date of exercise or on the date of exercise of the warrant; in either case, the holding period would not include the period during which the U.S. holder held the warrant.

Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise, including when a U.S. holder’s holding period would commence with respect to the Class A ordinary share received, there can be no assurance regarding which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. holders should consult their tax advisors regarding the tax consequences of a cashless exercise.

If we redeem warrants for cash pursuant to the redemption provisions described in the section of this prospectus entitled “Description of Securities — Redeemable Warrants — Public Shareholders’ Warrants” or if we purchase warrants in an open market transaction, such redemption or purchase generally will be treated as a taxable disposition to the U.S. holder, taxed as described above under “U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary share and Warrants.”

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Possible Constructive Distributions. The terms of each warrant provide for an adjustment to the number of Class A ordinary shares for which the warrant may be exercised or to the exercise price of the warrant in certain events, as discussed in the section of this prospectus entitled “Description of Securities — Redeemable Warrants — Public Shareholders’ Warrants.” An adjustment which has the effect of preventing dilution generally is not taxable. The U.S. holders of the warrants would, however, be treated as receiving a constructive distribution from us if, for example, the adjustment to the number of such shares or to such exercise price increases the warrant holders’ proportionate interest in our assets or earnings and profits (e.g., through an increase in the number of Class A ordinary shares that would be obtained upon exercise or through a decrease in the exercise price of the warrant), which adjustment may be made as a result of a distribution of cash or other property, such as other securities, to the holders of our Class A ordinary share, or as a result of the issuance of a share dividend to holders of our Class A ordinary share, in each case, which is taxable to the U.S. holders of such shares as a distribution. Such constructive distribution would be subject to tax as described under “U.S. Holders — Taxation of Distributions” in the same manner as if the U.S. holders of the warrants received a cash distribution from us equal to the fair market value of such increased interest.

Passive Foreign Investment Company Rules. A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The net proceeds from this offering will be held in a non-interest bearing trust account until January 2022 located in the United States with Continental Stock Transfer & Trust Company acting as trustee and we intend take the position that, although subject to uncertainty, the start-up year under the start-up exception will be 2022, and, accordingly, we would not be treated as a PFIC for 2022 assuming we satisfy the requirements for the start-up exception above.

The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception), including our current taxable year. Additionally, it may be possible that we could be treated as a PFIC for a taxable year prior to the taxable year, which is treated as our start-up year (within the meaning of the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year and prospective U.S. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules, the potential unavailability of the start-up exception, and the making of a QEF election (as discussed further below).

Although our PFIC status is determined annually, an initial determination that our company is a PFIC generally will apply for subsequent years to a U.S. Holder who held Class A ordinary shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our Class A ordinary shares or warrants and, in the case of our Class A ordinary shares, the U.S. Holder did not make either a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares or warrants (which may include gain realized by reason of transfers of Class A ordinary shares or warrants that would otherwise qualify as nonrecognition transfers for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares).

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Under these rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares or warrants;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the portion of such U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

In general, if we are determined to be a PFIC, a U.S. Holder will avoid the PFIC tax consequences described above in respect of our Class A ordinary shares (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

It is not entirely clear, how the various aspects of the PFIC rules apply to the warrants. However, a U.S. Holder may not make a QEF election with respect to its warrants to acquire our Class A ordinary shares. As a result, if a U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants) and we were a PFIC at any time during the U.S. Holder’s holding period of such warrants, any gain recognized generally may be treated as an excess distribution, taxed as described above. If a U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired Class A ordinary shares (or has previously made a QEF election with respect to our Class A ordinary shares), the QEF election will apply to the newly acquired Class A ordinary shares. Notwithstanding such QEF election, the adverse tax consequences relating to PFIC shares discussed above, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired Class A ordinary shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the U.S. Holder held the warrants), unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in the Class A ordinary shares acquired upon the exercise of the warrants for purposes of the PFIC rules. U.S. Holders are urged to consult their tax advisors regarding the application of the PFIC rules to the warrants.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

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In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year we will endeavor to provide, upon written request, to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Class A ordinary shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. Holder of our Class A ordinary shares that has made a QEF election will be taxed currently on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if, by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF. In addition, if we are not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to our Class A ordinary shares for such taxable year.

Alternatively, if we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A ordinary shares at the end of such year over its adjusted basis in its Class A ordinary shares. These amounts of ordinary income would not be eligible for the favorable tax rates applicable to qualified dividend income or long-term capital gains. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which we intend to list the Class A ordinary shares), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the Class A ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our Class A ordinary shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information. U.S. Holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.

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A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department. If a U.S. Holder does not file the required IRS Form 8621, such person may be subject to substantial penalties, and the statute of limitations on the assessment and collection of all U.S. federal income taxes of such person for the related tax year may not close before the date which is three years after the date on which such form is filed.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares and warrants should consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS REGARDING WHETHER TO MAKE THIS ELECTION AND, IF THE ELECTION IS DETERMINED TO BE ADVISABLE, THE APPROPRIATE FILING REQUIREMENTS WITH RESPECT TO THIS ELECTION.

ALL U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE DOMESTICATION AND ITS APPLICATION TO THEM.

Tax Reporting

Certain U.S. Holders may be required to file an IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation) to report a transfer of property (including cash) to us. Substantial penalties may be imposed on a U.S. Holder that fails to comply with this reporting requirement and the period of limitations on assessment and collection of U.S. federal income taxes generally will be extended in the event of a failure to comply. Furthermore, certain U.S. Holders who are individuals and certain entities generally will be required to report information with respect to such U.S. Holder’s investment in “specified foreign financial assets” on IRS Form 8938 (Statement of Specified Foreign Financial Assets), subject to certain exceptions. Interests in the Company (including our Class A ordinary shares and warrants) constitute specified foreign financial assets for these purposes. Persons who are required to report specified foreign financial assets and fail to do so may be subject to substantial penalties and the period of limitations on assessment and collection of U.S. federal income taxes generally will be extended in the event of a failure to comply. Potential investors are urged to consult their tax advisors regarding the foreign financial asset and other reporting obligations and their application to an investment in our Class A ordinary shares and warrants.

Information Reporting and Backup Withholding. In general, information reporting requirements may apply to dividends paid to a U.S. holder and to the proceeds of the sale or other disposition of our units, Class A ordinary shares and warrants, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit against a U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. holder.” As used herein, the term “Non-U.S. holder” means a beneficial owner of our units, Class A ordinary share or warrants who or that is for U.S. federal income tax purposes:

●	a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates);

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

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but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of the disposition of our units, Class A ordinary shares or warrants. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership or sale or other disposition of our securities.

Taxation of Distributions. In general, any distributions (including constructive distributions) we make to a Non-U.S. holder of our Class A ordinary share, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). In the case of any constructive dividend, it is possible that this tax would be withheld from any amount owed to a Non-U.S. holder by us or the applicable withholding agent, including cash distributions on other property or sale proceeds from warrants or other property subsequently paid or credited to such holder. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in our Class A ordinary shares and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A ordinary shares, which will be treated as described under “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary shares and Warrants” below. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary shares, Warrants” below), we generally will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A corporate Non-U.S. holder receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

Exercise, Lapse or Redemption of a Warrant. The U.S. federal income tax treatment of a Non-U.S. holder’s exercise of a warrant, or the lapse of a warrant held by a Non-U.S. holder, generally will correspond to the U.S. federal income tax treatment of the exercise or lapse of a warrant by a U.S. holder, as described under “U.S. Holders — Exercise, Lapse or Redemption of a Warrant” above, although to the extent a cashless exercise results in a taxable exchange, the consequences would be similar to those described below in “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary shares and Warrants.”

The characterization for U.S. federal income tax purposes of the redemption of the Non-U.S. holder’s warrants generally will correspond to the U.S. federal income tax treatment of such a redemption of a U.S. holder’s warrants, as described under “U.S. Holders—Exercise, Lapse or Redemption of a Warrant” above, and the consequences of the redemption to the Non-U.S. holder will be as described below under the heading “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary share and Warrants” depending on such characterization.

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary share and Warrants. A Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A ordinary share, which would include a dissolution and liquidation in the event we do not complete an initial business combination within the required time period, or warrants (including an expiration or redemption of our warrants), in each case without regard to whether those securities were held as part of a unit, unless:

●	the gain is effectively connected with the conduct by the Non-U.S. holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

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●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A ordinary share, and, in the case where Class A ordinary shares are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our Class A ordinary shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for our Class A ordinary shares. There can be no assurance that our Class A ordinary shares will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a foreign corporation may also be subject to an additional “branch profits tax” imposed at a 30% rate (or lower treaty rate).

If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other disposition of our Class A ordinary shares or warrants will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of our Class A ordinary shares or warrants from such holder may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We cannot determine whether we will be a “United States real property holding corporation” in the future until we complete an initial business combination. We will be classified as a United States real property holding corporation if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

Redemption of Class A ordinary share. The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder’s Class A ordinary share pursuant to the redemption provisions described in the section of this prospectus entitled “Description of Securities — Shares” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s Class A ordinary share, as described under “U.S. Holders — Redemption of Class A ordinary shares” above, and the consequences of the redemption to the Non-U.S. holder will be as described above under “Non-U.S. Holders — Taxation of Distributions” and “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary shares and Warrants,” as applicable.

Because it may not be certain at the time a Non-U.S. holder is redeemed whether such Non-U.S. holder’s redemption will be treated as a sale of shares or a distribution constituting a dividend, and because such determination will depend in part on a Non-U.S. holder’s particular circumstances, we or the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, we or the applicable withholding agent may withhold tax at a rate of 30% on the gross amount of any consideration paid to a Non-U.S. holder in redemption of such Non-U.S. holder’s Class A ordinary share unless special procedures are available to Non-U.S. holders to certify that they are entitled to exemptions from, or reductions in, such withholding tax. However, there can be no assurance that such special certification procedures will be available. A Non-U.S. holder generally may obtain a refund of any such excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

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Possible Constructive Distributions. The terms of each warrant provide for an adjustment to the number of Class A ordinary shares for which the warrant may be exercised or to the exercise price of the warrant in certain events, as discussed in the section of this prospectus entitled “Description of Securities — Redeemable Warrants — Public Shareholders’ Warrants.” An adjustment which has the effect of preventing dilution generally is not a taxable event. Nevertheless, a Non-U.S. holder of warrants would be treated as receiving a constructive distribution from us if, for example, the adjustment increases the holder’s proportionate interest in our assets or earnings and profits (e.g., through an increase in the number of Class A ordinary shares that would be obtained upon exercise or through a decrease in the exercise price of the warrants), which adjustment may be made as a result of a distribution of cash or other property, such as other securities, to the holders of our Class A ordinary share, or as a result of the issuance of a share dividend to holders of our Class A ordinary share, in each case, which is taxable to such holders as a distribution. Any constructive distribution received by a Non-U.S. holder would be subject to U.S. federal income tax (including any applicable withholding) in the same manner as if such Non-U.S. holder received a cash distribution from us equal to the fair market value of such increased interest without any corresponding receipt of cash. It is possible that any withholding tax on such a constructive distribution might be satisfied by us or the applicable withholding agent through a sale of a portion of the Non-U.S. holder’s Class A ordinary shares, warrants or other property held or controlled by us or the applicable withholding agent on behalf of the Non-U.S. holder or might be withheld from distributions or proceeds subsequently paid or credited to the Non-U.S. holder.

Information Reporting and Backup Withholding. Information returns will be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of our units, Class A ordinary shares and warrants. A Non-U.S. holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of 30% on payments of dividends (including constructive dividends) on our Class A ordinary share to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by United States persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. Prospective investors should consult their tax advisors regarding the effects of FATCA on their investment in our securities.

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UNDERWRITING

EF Hutton, division of Benchmark Investments, LLC is acting as the sole book-running manager of the offering. Subject to the terms and conditions of the underwriting agreement dated the date of this prospectus, the underwriters have agreed to purchase, and we have agreed to sell to the underwriters, the following number of units set forth opposite the underwriter’ name.

Underwriters	Number of Shares
EF Hutton, division of Benchmark Investments, LLC

Total	10,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the units included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all of the units (other than those covered by the over-allotment option described below) if is purchases any of the units.

Units sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any units sold by the underwriters to securities dealers may be sold at a discount from the initial public offering price not to exceed $0.10 per unit. If all of the units are not sold at the initial offering price, the underwriters may change the offering price and the other selling terms. The underwriters have advised us that it does not intend to make sales to discretionary accounts.

If the underwriters sell more units than the total number set forth in the table above, we have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 1,500,000 additional units at the public offering price less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, in connection with this offering. Any units issued or sold under the option will be issued and sold on the same terms and conditions as the other units that are the subject of this offering.

We, our sponsor and our officers and directors have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of the underwriters, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to any units, Class A ordinary shares warrants or any securities convertible into, or exercisable, or exchangeable for, Class A ordinary shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any units, Class A ordinary shares, warrants or any securities convertible into, or exercisable, or exchangeable for, Class A ordinary shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii), subject to certain exceptions. The underwriters in their sole discretion may release any of the securities subject to the lock-up agreement at any time without notice, other than in the case of the officers and directors, which shall be with notice. Our sponsor, officers and directors are also subject to separate transfer restrictions on their founder shares and placement units pursuant to the letter agreement as described herein.

Our initial shareholders have agreed not to transfer, assign or sell any of their founder shares (or Class A ordinary shares issuable upon conversion thereof) until the earlier to occur of: (A) six months after the completion of our initial business combination and (B) subsequent to our initial business combination, if the reported last sale price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing 150 days after our initial business combination (except with respect to permitted transferees as described herein under the section of this prospectus entitled “Principal Shareholders — Restrictions on Transfers of Founder Shares and Placement Units”). The placement units, placement shares, and placement warrants (including the Class A ordinary shares issuable upon exercise of the placement warrants) will not be transferable, assignable or salable until 30 days after the completion of our initial business combination (except with respect to permitted transferees as described herein under the section of this prospectus entitled “Principal Shareholders — Restrictions on Transfers of Founder Shares and Placement Units”).

Prior to this offering, there has been no public market for our securities. Consequently, the initial public offering price for the units was determined by negotiations between us and the underwriters. Among the factors considered in determining the initial public offering price were the history and prospects of companies whose principal business is the acquisition of other companies, prior offerings of those companies, our management, our capital structure, and currently prevailing general conditions in the equity securities markets, including current market valuations of publicly traded companies considered comparable to our company. We cannot assure you, however, that the price at which the units, Class A ordinary shares or warrants will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our units, Class A ordinary shares, or warrants will develop and continue after this offering.

We have applied to list our units on Nasdaq under the symbol “PTHRU.” We cannot guarantee that our securities will be approved for listing on Nasdaq. We expect that our units will be listed on Nasdaq on or promptly after the date of this prospectus. We expect that our Class A ordinary shares and warrants will be listed under the symbols “PTHR” and “PTHRW” respectively once the Class A ordinary shares and warrants begin separate trading.

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The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option.

	No Exercise	Full Exercise
Underwriting discount and commissions per unit(1)	$0.41	$0.41
Total(1)	$4,100,000	$4,715,000

(1)	Includes $0.11 per unit, or $1,100,000 (or $1,265,000 if the over-allotment option is exercised in full) in the aggregate, payable to the underwriters upon the closing of this offering. Also includes $0.30 per unit, or $3,000,000 (or $3,450,000 if the underwriters’ over-allotment option is exercised in full) in the aggregate payable to the underwriters for deferred underwriting commissions to be placed in a trust account located in the United States as described herein. The deferred commissions will be released to the underwriters only on completion of an initial business combination as described in this prospectus. In addition, we will issue EF Hutton, division of Benchmark Investments, LLC, the representative of the underwriters and/or its designees, 90,000 Class A ordinary shares (103,500 if the over-allotment option is exercised in full), as underwriter compensation in connection with this offering.

The underwriters reserve the right in their sole discretion to waive the deferred underwriting commissions at any time prior to the initial business combination by providing written notice to us.

We estimate that the total expenses of this offering payable by us will be $563,750, excluding underwriting discounts and commissions. We have agreed to reimburse the underwriters for their expenses related to the review by FINRA, including legal fees and background checks of our principals, up to an aggregate of $150,000. We have paid the underwriters a $50,000 advance, which shall be applied towards the expense reimbursement allowance; any portion of the advance shall be returned to the extent not actually incurred. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

If we do not complete our initial business combination within 12 months from the closing of this offering (or up to 18 months from the closing of this offering if we extend the period of time to consummate a business combination), the underwriters have agreed that (i) it will forfeit any rights or claims to its deferred underwriting discounts and commissions, including any accrued interest thereon, then in the trust account, and (ii) that the deferred underwriters’ discounts and commissions will be included with the funds held in the trust account that will be available to fund the redemption of our public shares.

Representative Shares

We have agreed to issue to the underwriters, 90,000 Class A ordinary shares (103,500 if the over-allotment option is exercised in full) upon the consummation of this offering. The underwriters have agreed not to transfer, assign or sell any such shares until the completion of our initial business combination. In addition, the underwriters have agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of our initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if we fail to complete our initial business combination within 12 months (or up to 18 months if we extend such period, as described in more detail in this prospectus) from the closing of this offering. Holders of the representative shares are entitled to registration rights.

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The representative shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the commencement of sales of the registration statement of which this prospectus forms a part pursuant to Rule 5110(e)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(e)(1), these securities may not be sold, transferred, assigned, pledged or hypothecated or the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statement of which this prospectus forms a part, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the commencement of sales of this offering except to any underwriter and selected dealer participating in the offering and their bona fide officers or partners, registered persons or affiliates or as otherwise permitted under Rule 5110(e)(2).

Right of First Refusal

Subject to certain conditions, for a period beginning from the consummation of this offering and ending 12 months after the date of the consummation of our business combination, we granted the underwriters a right of first refusal to act as sole investment banker, sole book runner, and/or sole placement agent, at the underwriters’ sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings for us or any of our successors or subsidiaries. In accordance with FINRA Rule 5110(g)(6)(A), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement of which this prospectus forms a part.

Stabilization

In connection with the offering, the underwriters may purchase and sell public shares in the open market. Purchases and sales in the open market may include short sales, purchases to cover short positions, which may include purchases pursuant to the over-allotment option, and stabilizing purchases.

●	Short sales involve secondary market sales by the underwriters of a greater number of public shares than they are required to purchase in the offering.

●	“Covered” short sales are sales of public shares in an amount up to the number of public shares represented by the underwriters’ over-allotment option.

●	“Naked” short sales are sales of public shares in an amount in excess of the number of public shares represented by the underwriters’ over-allotment option.

●	Covering transactions involve purchases of public shares either pursuant to the over-allotment option or in the open market after the distribution has been completed in order to cover short positions.

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●	To close a naked short position, the underwriters must purchase public shares in the open market after the distribution has been completed. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the public shares in the open market after pricing that could adversely affect investors who purchase in the offering.

●	To close a covered short position, the underwriters must purchase public shares in the open market after the distribution has been completed or must exercise the over-allotment option. In determining the source of public shares to close the covered short position, the underwriters will consider, among other things, the price of public shares available for purchase in the open market as compared to the price at which they may purchase public shares through the over-allotment option.

●	Stabilizing transactions involve bids to purchase public shares so long as the stabilizing bids do not exceed a specified maximum.

Purchases to cover short positions and stabilizing purchases, as well as other purchases by the underwriters for its own accounts, may have the effect of preventing or retarding a decline in the market price of the public shares. They may also cause the price of the public shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions in the over-the-counter market or otherwise. If the underwriters commences any of these transactions, it may discontinue them at any time.

We are not under any contractual obligation to engage the underwriters to provide any services for us after this offering, but we may do so at our discretion. However, the underwriters may introduce us to potential target businesses, provide financial advisory services to us in connection with a business combination or assist us in raising additional capital in the future, including by acting as a placement agent in a private offering or underwriting or arranging debt financing. If the underwriters provides services to us after this offering, we may pay the underwriters fair and reasonable fees that would be determined at that time in an arm’s length negotiation; provided that no agreement will be entered into with the underwriters and no fees for such services will be paid to any of the underwriters prior to the date that is 60 days from the date of this prospectus, unless such payment would not be deemed underwriter’s compensation in connection with this offering. We may pay the underwriters of this offering or any entity with which it is affiliated, a finder’s fee or other compensation for services rendered to us in connection with the completion of a business combination. Any fees we may pay the underwriters or its affiliates for services rendered to us after this offering may be contingent on the completion of a business combination and may include non-cash compensation. The underwriters or its affiliates that provide these services to us may have a potential conflict of interest given that the underwriters are entitled to the deferred portion of its underwriting compensation for this offering only if an initial business combination is completed within the specified timeframe provided that the underwriters reserve the right in their sole discretion to waive the deferred underwriting commissions at any time prior to the initial business combination by providing written notice to us.

The underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates, including in connection with acting in an advisory capacity or as a potential financing source in conjunction with our potential acquisition of a company. The underwriters and their affiliates have received, or may receive in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

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Selling Restrictions

Notice to Prospective Investors in the European Economic Area and the United Kingdom

In relation to each member state of the European Economic Area and the United Kingdom (each, a “relevant state”), no units have been offered or will be offered pursuant to the offering to the public in that relevant state prior to the publication of a prospectus in relation to the units that has been approved by the competent authority in that relevant state or, where appropriate, approved in another relevant state and notified to the competent authority in that relevant state, all in accordance with the Prospectus Regulation, except that offers of our units may be made to the public in that relevant state at any time under the following exemptions under the Prospectus Regulation:

● to any legal entity which is a qualified investor as defined under the Prospectus Regulation;

● to fewer than 150 natural or legal persons (other than qualified investors as defined under the Prospectus Regulation), subject to obtaining the prior consent of the underwriters for any such offer; or

● in any other circumstances falling within Article 1(4) of the Prospectus Regulation.

provided that no such offer of units shall require the issuer or the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Regulation or supplement a prospectus pursuant to Article 23 of the Prospectus Regulation.

Each person in a relevant state who initially acquires any units or to whom any offer is made will be deemed to have represented, acknowledged and agreed to and with the Company and the underwriters that it is a qualified investor within the meaning of the Prospectus Regulation.

In the case of any units being offered to a financial intermediary as that term is used in Article 5(1) of the Prospectus Regulation, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the units acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer to the public other than their offer or resale in a relevant state to qualified investors, in circumstances in which the prior consent of the underwriters have been obtained to each such proposed offer or resale.

We, the underwriters and each of our and the underwriters’ respective affiliates will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

For the purposes of this provision, the expression an “offer to the public” in relation to any units in any relevant state means the communication in any form and by any means of sufficient information on the terms of the offer and any units to be offered so as to enable an investor to decide to purchase or subscribe for any units, and the expression “Prospectus Regulation” means Regulation (EU) 2017/1129.

References to the Prospectus Regulation include, in relation to the United Kingdom, the Prospectus Regulation as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018.

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The above selling restriction is in addition to any other selling restrictions set out below.

In connection with the offering, the underwriters are not acting for anyone other than the issuer and will not be responsible to anyone other than the issuer for providing the protections afforded to its clients nor for providing advice in relation to the offering.

Notice to Prospective Investors in the United Kingdom

This prospectus is for distribution only to persons who (i) have professional experience in matters relating to investments and who qualify as investment professionals within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, as amended (“FSMA”)) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.

Notice to Prospective Investors in France

Neither this prospectus nor any other offering material relating to the units described in this prospectus has been submitted to the clearance procedures of the Autorité des Marchés Financiers or of the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. The units have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus nor any other offering material relating to the units has been or will be:

● released, issued, distributed or caused to be released, issued or distributed to the public in France; or

● used in connection with any offer for subscription or sale of the units to the public in France.

Such offers, sales and distributions will be made in France only:

● To qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with, articles L.411-2, D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier;

● to investment services providers authorized to engage in portfolio management on behalf of third parties; or

● in a transaction that, in accordance with article L.411-2-II-1° -or-2° -or 3° of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (appel public à l’épargne).

The units may be resold directly or indirectly, only in compliance with articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code monétaire et financier.

155

Notice to Prospective Investors in Hong Kong

The units have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the units has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to units which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Notice to Prospective Investors in Japan

The units have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (Law No. 25 of 1948, as amended) and, accordingly, will not be offered or sold, directly or indirectly, in Japan, or for the benefit of any Japanese Person or to others for re-offering or resale, directly or indirectly, in Japan or to any Japanese Person, except in compliance with all applicable laws, regulations and ministerial guidelines promulgated by relevant Japanese governmental or regulatory authorities in effect at the relevant time. For the purposes of this paragraph, “Japanese Person” shall mean any person resident in Japan, including any corporation or other entity organized under the laws of Japan.

Notice to Prospective Investors in Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, the units were not offered or sold or caused to be made the subject of an invitation for subscription or purchase and will not be offered or sold or caused to be made the subject of an invitation for subscription or purchase, and this prospectus or any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the units, has not been circulated or distributed, nor will it be circulated or distributed, whether directly or indirectly, to any person in Singapore other than (i) to an institutional investor (as defined in Section 4A of the Securities and Futures Act (Chapter 289) of Singapore, as modified or amended from time to time (the “SFA”)) pursuant to Section 274 of the SFA, (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the units are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

(a) a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

156

(b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

securities or securities-based derivatives contracts (each term as defined in Section 2(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the units pursuant to an offer made under Section 275 of the SFA except:

(a) to an institutional investor or to a relevant person, or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA;

(b) where no consideration is or will be given for the transfer;

(c) where the transfer is by operation of law; or

(d) as specified in Section 276(7) of the SFA.

Notice to Prospective Investors in Canada

The units may be sold in Canada only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. Any resale of the units must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.

Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor.

Pursuant to section 3A.3 (or, in the case of securities issued or guaranteed by the government of a non-Canadian jurisdiction, section 3A.4) of National Instrument 33-105 Underwriting Conflicts (NI 33-105), the underwriters are not required to comply with the disclosure requirements of NI 33-105 regarding underwriter conflicts of interest in connection with this offering.

157

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority (“DFSA”). This prospectus is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus. The securities to which this prospectus relates may be illiquid and/or subject to restrictions on their resale.

Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If you do not understand the contents of this prospectus, you should consult an authorized financial advisor.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act. Any offer in Australia of the securities may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the securities without disclosure to investors under Chapter 6D of the Corporations Act.

The securities applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring securities must observe such Australian on-sale restrictions. This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in Switzerland

The securities may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the securities or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering, the company, the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of securities will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (“FINMA”), and the offer of securities has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of securities.

158

Notice to Prospective Investors in Israel

In the State of Israel, this prospectus shall not be regarded as an offer to the public to purchase securities under the Israeli Securities Law, 5728 – 1968, which requires a prospectus to be published and authorized by the Israel Securities Authority, if it complies with certain provisions of Section 15 of the Israeli Securities Law, 5728 – 1968, including, inter alia, if: (i) the offer is made, distributed or directed to not more than 35 investors, subject to certain conditions (the “Addressed Investors”); or (ii) the offer is made, distributed or directed to certain qualified investors defined in the First Addendum of the Israeli Securities Law, 5728 –1968, subject to certain conditions (the “Qualified Investors”). The Qualified Investors shall not be taken into account in the count of the Addressed Investors and may be offered to purchase securities in addition to the 35 Addressed Investors. The Company has not and will not take any action that would require it to publish a prospectus in accordance with and subject to the Israeli Securities Law, 5728 – 1968. We have not and will not distribute this prospectus or make, distribute or direct an offer to subscribe for our securities to any person within the State of Israel, other than to Qualified Investors and up to 35 Addressed Investors.

Qualified Investors may have to submit written evidence that they meet the definitions set out in of the First Addendum to the Israeli Securities Law, 5728 – 1968. In particular, we may request, as a condition to be offered securities, that Qualified Investors will each represent, warrant and certify to us and/or to anyone acting on our behalf: (i) that it is an investor falling within one of the categories listed in the First Addendum to the Israeli Securities Law, 5728 – 1968; (ii) which of the categories listed in the First Addendum to the Israeli Securities Law, 5728 – 1968 regarding Qualified Investors is applicable to it; (iii) that it will abide by all provisions set forth in the Israeli Securities Law, 5728 – 1968 and the regulations promulgated thereunder in connection with the offer to be issued securities; (iv) that the securities that it will be issued are, subject to exemptions available under the Israeli Securities Law, 5728 – 1968: (a) for its own account; (b) for investment purposes only; and (c) not issued with a view to resale within the State of Israel, other than in accordance with the provisions of the Israeli Securities Law, 5728 – 1968; and (v) that it is willing to provide further evidence of its Qualified Investor status. Addressed Investors may have to submit written evidence in respect of their identity and may have to sign and submit a declaration containing, inter alia, the Addressed Investor’s name, address and passport number or Israeli identification number.

We have not authorized and do not authorize the making of any offer of securities through any financial intermediary on our behalf, other than offers made by the underwriters and their respective affiliates, with a view to the final placement of the securities as contemplated in this document. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of shares on our behalf or on behalf of the underwriters.

159

LEGAL MATTERS

Nelson Mullins Riley & Scarborough LLP, Washington, D.C., is acting as our counsel in connection with the registration of our securities under the Securities Act, and as such, will pass upon the validity of the securities offered in this prospectus. In connection with this offering, Kirkland & Ellis LLP, New York, New York, is acting as counsel to the underwriters.

EXPERTS

The financial statements of Pono Capital Three, Inc. as of May 17, 2022 and for the period from March 11, 2022 (inception) through May 17, 2022 included in this prospectus have been audited by Marcum LLP, our independent registered public accounting firm, as set forth in their report, thereon (which contains an explanatory paragraph relating to substantial doubt about the ability of Pono Capital Three, Inc. to continue as a going concern as described in Note 1 to the financial statements), appearing elsewhere in this prospectus, and are included in reliance on such report given upon such firm as experts in auditing and accounting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form S-1 under the Securities Act with respect to the securities we are offering by this prospectus. This prospectus does not contain all of the information included in the registration statement. For further information about us and our securities, you should refer to the registration statement and the exhibits and schedules filed with the registration statement. Whenever we make reference in this prospectus to any of our contracts, agreements or other documents, the references are materially complete but may not include a description of all aspects of such contracts, agreements or other documents, and you should refer to the exhibits attached to the registration statement for copies of the actual contract, agreement or other document.

Upon completion of this offering, we will be subject to the information requirements of the Exchange Act and will file annual, quarterly and current event reports, proxy statements and other information with the SEC. You can read our SEC filings, including the registration statement, over the Internet at the SEC’s website at www.sec.gov.

Upon request, we will provide electronic copies of our public filings free of charge.

160

PONO CAPITAL THREE, INC.

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of

Pono Capital Three, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Pono Capital Three, Inc. (the “Company”) as of May 17, 2022, the related statements of operations, changes in shareholder’s equity and cash flows for the period from March 11, 2022 (inception) through May 17, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of May 17, 2022, and the results of its operations and its cash flows for the period from March 11, 2022 (inception) through May 17, 2022, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s ability to execute its business plan is dependent upon its completion of the proposed initial public offering described in Note 3 to the financial statements. The Company has a working capital deficiency as of May 17, 2022, and lacks the financial resources it needs to sustain its operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Notes 1 and 3 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2022.

Boston, MA

November 9, 2022, except for Note 8 as to which the date is January 9, 2023

F-2

PONO CAPITAL THREE, INC.

BALANCE SHEETS

	September 30, 2022	May 17, 2022
	(Unaudited)	(Audited)
Assets:
Current assets:
Cash	$206,920	$254,481
Prepaid expenses	2,882	4,748
Total current assets	209,802	259,229
Deferred offering costs	204,445	81,024
TOTAL ASSETS	$414,247	$340,253

LIABILITIES AND SHAREHOLDER’S EQUITY
Current liabilities:
Accrued offering costs	$92,094	$16,024
Promissory note - related party	300,000	300,000
Total Liabilities	392,094	316,024

Commitments and Contingencies (Note 6)

Shareholder’s Equity
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary shares, $0.0001 par value; 100,000,000 shares authorized; none issued and outstanding	—	—
Class B ordinary shares $0.0001 par value; 10,000,000 shares authorized; 2,875,000 issued and outstanding (1)	288	288
Additional paid-in capital	24,712	24,712
Accumulated deficit	(2,847)	(771)
Total Shareholder’s Equity	22,153	24,229
Total Liabilities and Shareholder’s Equity	$414,247	$340,253

(1) Includes up to 375,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriter (see Note 5).

The accompanying notes are an integral part of these financial statements.

F-3

PONO CAPITAL THREE, INC.

STATEMENTS OF OPERATIONS

	For the Period from March 11, 2022 (Inception) Through
	September 30, 2022	May 17, 2022
	(Unaudited)	(Audited)
Formation and operating costs	$2,847	$771
Net loss	$(2,847)	$(771)

Weighted average shares outstanding, basic and diluted (1)	2,500,000	2,500,000
Basic and diluted net loss per ordinary share	$(0.00)	$(0.00)

(1) Excludes up to 375,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriter (see Note 5).

The accompanying notes are an integral part of these financial statements.

F-4

PONO CAPITAL THREE, INC.

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

FOR THE PERIOD FROM MARCH 11, 2022 (INCEPTION) THROUGH SEPTEMBER 30, 2022

(UNAUDITED)

	Class B Ordinary Shares		Additional Paid-in	Accumulated	Total Shareholder’s
	Shares	Amount	Capital	Deficit	Equity
Balance at March 11, 2022 (inception)	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to Sponsor (1)	2,875,000	288	24,712	—	25,000
Net loss	—	—	—	(2,847)	(2,847)
Balance at September 30, 2022 (Unaudited)	2,875,000	$288	$24,712	$(2,847)	$22,153

FOR THE PERIOD FROM MARCH 11, 2022 (INCEPTION) THROUGH MAY 17, 2022

	Class B Ordinary Shares		Additional Paid-in	Accumulated	Total Shareholder’s
	Shares	Amount	Capital	Deficit	Equity
Balance at March 11, 2022 (inception)	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to Sponsor (1)	2,875,000	288	24,712	—	25,000
Net loss	—	—	—	(771)	(771)
Balance at May 17, 2022 (audited)	2,875,000	$288	$24,712	$(771)	$24,229

(1) Includes up to 375,000 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriter (see Note 5).

The accompanying notes are an integral part of these financial statements.

F-5

PONO CAPITAL THREE, INC.

STATEMENTS OF CASH FLOWS

	For the Period from March 11, 2022 (Inception) Through
	September 30, 2022	May 17, 2022
	(Unaudited)	(Audited)
Cash Flows from Operating Activities:
Net loss	$(2,847)	$(771)
Changes in operating assets and liabilities:
Prepaid expenses	(2,882)	(4,748)
Net cash used in operating activities	(5,729)	(5,519)

Cash Flows from Financing Activities:
Proceeds from issuance of Class B ordinary shares to Sponsor	25,000	25,000
Proceeds from promissory note - related party	300,000	300,000
Payment of offering costs	(112,351)	(65,000)
Advance from Sponsor for payment of formation costs	412	412
Repayment to Sponsor for payment of formation costs	(412)	(412)
Net cash provided by financing activities	212,649	260,000

Net Change in Cash	206,920	254,481
Cash - Beginning of period	—	—
Cash - End of period	$206,920	$254,481

Non-cash investing and financing activities:
Deferred offering costs included in accrued offering costs	$92,094	$16,024

The accompanying notes are an integral part of these financial statements.

F-6

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1. DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Pono Capital Three, Inc. (the “Company”) is a blank check company incorporated in Delaware on March 11, 2022. On October 14, 2022, the Company redomiciled in the Cayman Islands. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of September 30, 2022, the Company had not commenced any operations. All activity for the period from March 11, 2022 (inception) through September 30, 2022 relates to the Company’s formation and the proposed initial public offering (“Proposed Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Proposed Offering. The Company has selected December 31 as its fiscal year end.

The Company’s ability to commence operations is contingent upon obtaining adequate financial resources through a Proposed Offering of 10,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”) at $10.00 per Unit (or 11,500,000 Units if the underwriter’s over-allotment option is exercised in full), which is discussed in Note 3, and the sale of 511,375 units (or 565,375 units if the underwriter’s over-allotment option is exercised in full) (the “Placement Units”), at a price of $10.00 per Placement Unit, in a private placement to Mehana Capital LLC (the “Sponsor”), that will close simultaneously with the Proposed Offering.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Proposed Offering and the sale of the Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination with one or more target businesses that together have an aggregate fair market value of at least 80% of the value of the Trust Account (as defined below) (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Upon the closing of the Proposed Offering, management has agreed that an amount equal to at least $10.25 per Unit sold in the Proposed Offering, including a portion proceeds from the sale of the Placement Units, will be held in a trust account (“Trust Account”), located in the United States and invested only in U.S. government securities within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

F-7

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

The Company will provide its holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. The Public Shareholders will be entitled to redeem their shares for a pro rata portion of the amount held in the Trust Account (initially $10.25 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Class A ordinary shares will be recorded at redemption value and classified as temporary equity upon the completion of the Proposed Offering, in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, Distinguishing Liabilities from Equity (“ASC 480”).

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon consummation of such Business Combination and a majority of the shares voted are voted in favor of the Business Combination. If the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and restated memorandum and articles of association will provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.

If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

The Sponsor has agreed (a) to vote its Class B ordinary shares, the ordinary shares included in the Placement Units and any Public Shares purchased during or after the Proposed Offering in favor of a Business Combination, (b) not to propose an amendment to the Amended and Restated Memorandum and articles of association with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting Public Shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the Class B ordinary shares) and Placement Units (including underlying securities) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek shareholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Memorandum and articles of association relating to shareholders’ rights of pre-Business Combination activity and (d) that the Class B ordinary shares and Placement Units (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Proposed Offering if the Company fails to complete its Business Combination.

F-8

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

The Company will have until 12 months (or up to 18 months from the closing of the Proposed Offering at the election of the Company pursuant to six one month extensions subject to satisfaction of certain conditions, including the deposit of up to $330,000 or $379,500 if the underwriters’ over-allotment option is exercised in full ($0.033 per unit in either case) for such one month extension, into the Trust Account, or as extended by the Company’s shareholders in accordance with the Amended and Restated Memorandum and articles of association) from the closing of the Proposed Offering to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $100,000), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Proposed Offering price per Unit ($10.00).

The Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.25 per share (whether or not the underwriter’s over-allotment option is exercised in full), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriter of the Proposed Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Going Concern Consideration

As of September 30, 2022, the Company had $206,920 in cash and a working capital deficit of $182,292. Further, the Company expects to continue to incur significant costs in pursuit of its financing and acquisition plans. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management plans to address this uncertainty through the Proposed Offering. There is no assurance that the Company’s plans to raise capital will be successful. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, close of the Proposed Offering, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Additionally, as a result of the military action commenced in February 2022 by the Russian Federation and Belarus in the country of Ukraine and related economic sanctions, the Company’s ability to consummate a Business Combination, or the operations of a target business with which the Company ultimately consummates a Business Combination, may be materially and adversely affected. Further, the Company’s ability to consummate a transaction may be dependent on the ability to raise equity and debt financing which may be impacted by these events, including as a result of increased market volatility, or decreased market liquidity in third-party financing being unavailable on terms acceptable to the Company or at all. The impact of this action and related sanctions on the world economy and the specific impact on the Company’s financial position, results of operations and/or ability to consummate a Business Combination are not yet determinable. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

F-9

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements of the Company are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

In the opinion of management, the accompanying unaudited financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ from those estimates.

F-10

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2022 and May 17, 2022.

Deferred Offering Costs

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — Expenses of Offering. Deferred offering costs consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Proposed Offering. Offering costs are charged to temporary equity or permanent equity based upon the relative fair value of the warrants to the proceeds received from the Units sold upon the completion of the Proposed Offering. Should the Proposed Offering prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations. As of September 30, 2022 and May 17, 2022 the Company had deferred offering costs of $204,445 and $81,024, respectively.

Income Taxes

The Company accounts for income taxes under ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s unaudited condensed financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s unaudited condensed financial statements.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2022 and May 17, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is considered an exempted Cayman Islands Company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. Consequently, income taxes are not reflected in the Company’s financial statements.

Class A Ordinary Shares Subject To Possible Redemption

All of the Class A ordinary shares that will be issued as part of the Proposed Offering contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s amended and restated memorandum and articles of association. In accordance with ASC 480, conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets (shareholders’ equity) to be less than $5,000,001. However, the threshold in its charter would not change the nature of the underlying shares as redeemable and thus Public Shares would be required to be disclosed outside of permanent equity. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value ($10.25 per share) at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional capital, in accumulated deficit.

F-11

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

Net Loss Per Ordinary Share

Net loss per share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. Weighted average shares were reduced for the effect of an aggregate of 375,000 Class B ordinary shares that are subject to forfeiture if the over-allotment option is not exercised by the underwriter (see Note 5). At September 30, 2022 and May 17, 2022, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the periods presented.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. As of September 30, 2022 and May 17, 2022, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, Fair Value Measurement, approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, Derivatives and Hedging (“ASC 815”). For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. For derivative instruments that are classified as equity, the derivative instruments are initially measured at fair value (or allocated value), and subsequent changes in fair value are not recognized as long as the contracts continue to be classified in equity.

As of September 30, 2022 and May 17, 2022 the Company does not have any derivative instruments.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815. The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.

F-12

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

The warrants are not precluded from equity classification. Equity-classified warrants are initially measured at fair value (or allocated value) on the date of issuance. Subsequent changes in fair value are not recognized as long as the warrants continue to be classified in equity which will be reassessed at each balance sheet date thereafter.

As of September 30, 2022 and May 17, 2022 there were no warrants issued or outstanding.

Recent Accounting Standards

In August 2020, FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective for fiscal years beginning after December 15, 2023 and should be applied on a full or modified retrospective basis, with early adoption permitted for fiscal years beginning after December 15, 2020. The Company adopted ASU 2020-06 effective March 11, 2022 (inception). The adoption of ASU 2020-06 did not have a material impact on the financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3. PROPOSED OFFERING

Pursuant to the Proposed Offering, the Company will offer for sale 10,000,000 Units (or 11,500,000 Units if the underwriter’s over-allotment option is exercised in full) at a purchase price of $10.00 per Unit. Each Unit will consist of one Class A ordinary share and one redeemable warrant (“Public Warrant”). Each whole Public Warrant will entitle the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment (see Note 7).

NOTE 4. PRIVATE PLACEMENT

The Sponsor has agreed to purchase an aggregate of 511,375 Placement Units (or 565,375 Placement Units if the underwriter’s over-allotment option is exercised in full) at a price of $10.00 per Placement Unit, from the Company in a private placement that will occur simultaneously with the closing of the Proposed Offering. Each Placement Unit consists of one Class A ordinary share (“Placement Share”) and one warrant (“Placement Warrant”). The Placement Units will be sold in a private placement that will close simultaneously with the closing of the Proposed Offering. A portion of the proceeds from the sale of the Placement Units will be added to the net proceeds from the Proposed Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Placement Units will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On May 17, 2022, the Sponsor was issued 2,875,000 shares (the “Founder Shares”) of Class B ordinary shares for an aggregate price of $25,000. The Founder Shares include an aggregate of up to 375,000 Class B ordinary shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option is not exercised in full or in part, so that the Sponsor will own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Proposed Offering (assuming the Sponsor does not purchase any Public Shares in the Proposed Offering).

F-13

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

The Sponsor has agreed not to transfer, assign or sell any of the Class B ordinary shares (except to certain permitted transferees as disclosed herein) until, with respect to any of the Class B ordinary shares, the earlier of (i) six months after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after a Business Combination, with respect to the remaining any of the Class B ordinary shares, upon six months after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note - Related Party

On April 25, 2022, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Proposed Offering pursuant to a promissory note (the “Promissory Note”). This loan is non-interest bearing and payable on the earlier of (i) March 31, 2023 or (ii) the date on which Company consummates the Proposed Offering. As of September 30, 2022 and May 17, 2022, the Company had $300,000 outstanding under the Promissory Note.

Administrative Support Agreement

The Company’s Sponsor has agreed, commencing from the date of the Proposed Offering through the earlier of the Company’s consummation of a Business Combination or its liquidation, to make available to the Company certain general and administrative services, including office space, utilities and administrative services, as the Company may require from time to time. The Company has agreed to pay to Mehana Capital LLC, the Sponsor, $10,000 per month for these services during the 12-month period to complete a Business Combination.

Related Party Loans

In order to finance transaction costs in connection with the initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial Business Combination, the Company will repay such loaned amounts. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, including the repayment of loans from the Sponsor to pay for any amount deposited to pay for any extension of the time to complete the initial Business Combination, but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into Units, at a price of $10.00 per Unit at the option of the lender, upon consummation of the initial Business Combination. The Units would be identical to the Placement Units. The terms of such loans by the Company’s officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2022 and May 17, 2022, the Company did not have any outstanding related party loans.

F-14

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 6. COMMITMENTS AND CONTINGENCIES

Registration and Shareholder Rights Agreement

The holders of the Founder Shares and Placement Units (including securities contained therein) and Units (including securities contained therein) that may be issued upon conversion of working capital loans and extension loans, and any Class A ordinary shares issuable upon the exercise of the Placement Warrants and any Class A ordinary shares and warrants (and underlying Class A ordinary shares) that may be issued upon conversion of the Units issued as part of the working capital loans and extension loans and Class A ordinary shares issuable upon conversion of the Founder Shares, will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the Proposed Offering, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to the Class A ordinary shares). The holders of these securities are entitled to make up to two demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act.

Underwriting Agreement

The Company will grant the underwriter a 45-day option from the date of the Proposed Offering to purchase up to 1,500,000 additional Units to cover over-allotments, if any, at the Proposed Offering price less the underwriting discounts and commissions.

The underwriter will be entitled to a cash underwriting discount of $0.11 per Unit, or $1,100,000 in the aggregate (or $1,265,000 in the aggregate if the underwriter’s over-allotment option is exercised in full), payable upon the closing of the Proposed Offering. In addition, the underwriter will be entitled to a deferred fee of $0.30 per Unit, or $3,000,000 in the aggregate (or $3,450,000 in the aggregate if the underwriter’s over-allotment option is exercised in full). The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Representative Shares

The Company has agreed to issue to the underwriters, 90,000 Class A ordinary shares (103,500 if the over-allotment option is exercised in full) (the “Representative Shares”) upon the consummation of the Proposed Offering. The underwriters have agreed not to transfer, assign or sell the Representative Shares until the completion of the initial Business Combination. In addition, the underwriters have agreed (i) to waive its redemption rights with respect to the Representative Shares in connection with the completion of the initial Business Combination and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to the Representative Shares if the Company fails to complete its initial Business Combination within 12 months (or up to 18 months if the Company extends such period) from the closing of the Proposed Offering.

The Representative Shares are subject to a lock-up for a period of 180 days immediately following the commencement of sales of the registration statement pursuant to Rule 5110(e)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(e)(1), these securities may not be sold, transferred, assigned, pledged or hypothecated or the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statement, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the commencement of sales of the Proposed Offering except to any underwriter and selected dealer participating in the Proposed Offering and their bona fide officers or partners, registered persons or affiliates or as otherwise permitted under Rule 5110(e)(2).

Right of First Refusal

For a period beginning on the closing of the Proposed Offering and ending 12 months from the closing of a Business Combination, the Company has granted the underwriters, EF Hutton, a right of first refusal to act as lead-left book running manager and lead left manager for any and all future private or public equity, convertible and debt offerings during such period. In accordance with FINRA Rule 5110(g)(3)(A)(i), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement of which this prospectus forms a part.

F-15

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 7. SHAREHOLDER’S EQUITY

Preference shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 30, 2022 and May 17, 2022, there were no preference shares issued or outstanding.

Class A ordinary shares — The Company is authorized to issue 100,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share. As of September 30, 2022 and May 17, 2022, there were no Class A ordinary shares issued or outstanding.

Class B ordinary shares — The Company is authorized to issue 10,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote for each share. As of September 30, 2022 and May 17, 2022, there were 2,875,000 ordinary shares outstanding. Of the 2,875,000 Class B ordinary shares outstanding, up to 375,000 shares are subject to forfeiture to the Company by the Sponsor for no consideration to the extent that the underwriter’s over-allotment option is not exercised in full or in part, so that the initial shareholders will collectively own 20% of the Company’s issued and outstanding ordinary shares after a Proposed Offering.

The holders of record of the ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders. In connection with any vote held to approve the initial Business Combination, the insiders, officers and directors, have agreed to vote their respective Class A ordinary shares owned by them immediately prior to the Proposed Offering, including both the Founder Shares and the private warrants, and any shares acquired in the Proposed Offering or following the Proposed Offering in the open market, in favor of the proposed Business Combination.

Class B ordinary shares shall be convertible into Class A ordinary shares on a one-for-one basis automatically on the closing of the Business Combination at a ratio for which the numerator shall be equal to the sum of (a) 20% of all Class A ordinary shares issued and outstanding or issuable (upon the conversion or exercise of any equity-linked securities or otherwise) by the Company, related to or in connection with the consummation of the Business Combination (excluding any securities issued or issuable to any seller in the Business Combination, any Placement Warrants issued to the Sponsor or its affiliates upon conversion of loans to the Company) plus (b) the number of Class B ordinary shares issued and outstanding prior to the closing of the Business Combination; and the denominator shall be the number of Class B ordinary shares issued and outstanding prior to the closing of the Business Combination.

Warrants —As of September 30, 2022 and May 17, 2022, there were no warrants issued or outstanding. No warrants are currently outstanding. Each whole Public Warrant entitles the registered holder to purchase one Class A ordinary shares at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of the initial Business Combination. Pursuant to the warrant agreement, a warrant holder may exercise its Public Warrants only for a whole number of Class A ordinary shares. No fractional Public Warrants will be issued upon separation of the units and only whole Public Warrants will trade. The Public Warrants will expire five years after the completion of the initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

F-16

PONO CAPITAL THREE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of the initial Business Combination, the Company will use its best efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the Public Warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those Class A ordinary shares until the Public Warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of the initial Business Combination, Public Warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act; provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their Public Warrants on a cashless basis.

Once the Public Warrants become exercisable, the Company may call the Public Warrants for redemption:

●	in whole and not in part;

●	at a price of $0.01 per Public Warrant,

●	upon not less than 30 days’ prior written notice of redemption given after the Public Warrants become exercisable (the “30-day redemption period”) to each Public Warrant holder; and

●	if, and only if, the reported last sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing once the Public Warrants become exercisable and ending three business days before the Company sends the notice of redemption to the Public Warrant holders.

If and when the Public Warrants become redeemable by the Company, the Company may not exercise the redemption right if the issuance of Class A ordinary shares upon exercise of the Public Warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at a Newly Issued Price of less than $9.20 per Class A ordinary shares (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the market value is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.

The Placement Warrants are identical to the Public Warrants except that, so long as they are held by the Sponsor or its permitted transferees, (i) they will not be redeemable by the Company, (ii) they (including the Class A ordinary shares issuable upon exercise of these Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial Business Combination, (iii) they may be exercised by the holders on a cashless basis and (iv) the holders thereof (including with respect to Class A ordinary shares issuable upon exercise of such Placement Warrants) are entitled to registration rights.

The Company will account for the 10,511,375 warrants to be issued in connection with the Proposed Offering (including 10,000,000 Public Warrants and 511,375 Placement Warrants assuming the underwriter’s over-allotment option is not exercised) in accordance with the guidance contained in ASC 815-40. Such guidance provides that the warrants described above are not precluded from equity classification. Equity-classified warrants are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the warrants continue to be classified in equity which will be reassessed at each balance sheet date thereafter.

NOTE 8. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to November 9, 2022, the date that the financial statements were issued. Based on this review, other than as discussed below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On October 14, 2022 the Company completed a redomiciliation from Delaware to the Cayman Islands. Effective on the date of redomiciliation, shares of common stock become known as ordinary shares as is customary for entities incorporated in the Cayman Islands. The Company has elected to adjust the financial statements to reflect the change from common stock to ordinary shares.

On December 22, 2022, the Sponsor purchased additional Founder Shares resulting in the issuance of 2,060,622 Class B ordinary shares to the Sponsor for consideration of $206. As a result, the Sponsor will own Founder Shares representing, on an as-converted basis, 30% of the Company’s issued and outstanding shares, excluding the Representative Shares and the shares included in the Placement Units, after the Proposed Offering. Up to 643,777 Founder Shares are subject to forfeiture depending on the extent to which the underwriter’s over-allotment option is exercised.

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10,000,000 Units

PONO CAPITAL THREE, INC.

PRELIMINARY PROSPECTUS

             , 2023

EF HUTTON,

division of Benchmark Investments, Inc.

Until [  ], 2023 (25 days after the date of this prospectus), all dealers that buy, sell or trade these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

The estimated expenses payable by us in connection with the offering described in this registration statement (other than the underwriting discounts and commissions) will be as follows:

Legal fees and expenses	$235,000
Printing and road show expenses	25,000
Accounting fees and expenses	40,000
SEC registration	12,736
FINRA registration fee	17,750
NASDAQ listing and filing fees	75,000
Reimbursement to underwriters for expenses	150,000
Miscellaneous expenses(1)	8,264
Total Offering Expenses Paid at Closing(2)	$563,750

(1)	This amount represents additional expenses that may be incurred by us in connection with the offering over and above those specifically listed above, including distribution and mailing costs.

(2)	This amount excludes the deferred underwriting fee.

Item 14. Indemnification of Directors and Officers.

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, civil fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association will provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We will enter into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated memorandum and articles of association, a form of which is to be filed as an exhibit to this Registration Statement. We expect to purchase a policy of officers’ and directors’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

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Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, as well as any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us, and will not seek recourse against the trust account for any reason whatsoever (except to the extent they are entitled to funds from the trust account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Pursuant to the Underwriting Agreement to be filed as Exhibit 1.1 to this Registration Statement, we have agreed to indemnify the underwriters and the underwriters have agreed to indemnify us against certain civil liabilities that may be incurred in connection with this offering, including certain liabilities under the Securities Act.

Item 15. Recent Sales of Unregistered Securities.

Our sponsor paid an aggregate of $25,206, or approximately $0.005 per share, in exchange for the issuance of 2,875,000 of founder shares on May 17, 2022 and 2,060,622 founder shares on December 22, 2022. Such securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Our sponsor is an accredited investor for purposes of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended. Each of the equity holders in our sponsor are accredited investors under Rule 501(a) of Regulation D. The sole business of our sponsor is to act as the company’s sponsor in connection with this offering.

Our sponsor has committed, pursuant to a written agreement, to purchase an aggregate of 511,375 placement units (or 565,375 units if the over-allotment option is exercised in full) at a price of $10.00 per unit, for an aggregate purchase price of $5,113,750 ($5,653,750 if the over-allotment option is exercised in full), in a private placement that will close simultaneously with the closing of this offering. The placement units will be worthless if we do not complete an initial business combination. These issuances will be made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

No underwriting discounts or commissions were paid with respect to such sales.

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Item 16. Exhibits and Financial Statement Schedules.

(a)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Form of Underwriting Agreement*

3.1	Amended and Restated Memorandum and Articles of Association***

3.2	Second Amended and Restated Memorandum and Articles of Association*

4.1	Specimen Unit Certificate***

4.2	Specimen Class A ordinary shares Certificate***

4.3	Specimen Warrant Certificate (included in Exhibit 4.4)

4.4	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant*

5.1	Opinion of Nelson Mullins Riley & Scarborough LLP**

5.2	Opinion of Harney Westwood & Riegels LP**

10.1	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant***

10.2	Form of Registration Rights Agreement among the Registrant and certain securityholders*

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10.3	Form of Placement Unit Purchase Agreement between the Registrant and Mehana Capital LLC*

10.4	Form of Indemnity Agreement***

10.5	Promissory Note, dated April 25, 2022, issued to Mehana Capital LLC***

10.6	Amended and Restated Securities Subscription Agreement, dated May 17, 2022, between the Registrant and Mehana Capital LLC***

10.7	Form of Letter Agreement between the Registrant, Mehana Capital LLC and each director and officer of the Registrant*

10.8	Form of Administrative Support Agreement by and between the Registrant and Mehana Capital LLC***

14	Form of Code of Ethics***

23.1	Consent of Marcum LLP*

23.2	Consent of Nelson Mullins Riley & Scarborough LLP (included in Exhibit 5.1)**

23.3	Consent of Harney Westwood & Riegels LP**

24	Power of Attorney (included on the signature page herein)***

99.1	Form of Audit Committee Charter***

99.2	Form of Compensation Committee Charter***

99.3	Consent of Kotaro Chiba***

99.4	Consent of Mike Sayama***

99.5	Consent of Trisha Nomura***

107	Filing Fee Table***

*	Filed herewith.
**	To be filed.
***	Previously filed.

Item 17. Undertakings.

(a)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b)	The undersigned registrant hereby undertakes that:

(1)	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Honolulu, State of Hawaii, on the 9th day of January, 2023.

PONO CAPITAL THREE, INC.

By:	/s/ Davin Kazama
Name:	Davin Kazama
Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Davin Kazama	Chief Executive Officer and Director	January 9, 2023
Davin Kazama	(Principal Executive Officer)

/s/ Gary Miyashiro	Chief Financial Officer	January 9, 2023
Gary Miyashiro	(Principal Financial Officer and Principal Accounting Officer)

/s/ Dustin Shindo	Chairman of the Board	January 9, 2023
Dustin Shindo

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SIGNATURE OF AUTHORIZED U.S. REPRESENTATIVE OF THE REGISTRANT

Pursuant to the Securities Act, the undersigned, the duly authorized representative in the United States of the registrant has signed this registration statement or amendment thereto on the 9th day of January, 2023.

Cogency Global Inc.
Authorized U.S. Representative

By:	/s/ Colleen A. De Vries
Name:	Colleen A. De Vries
Title:	Senior Vice-President on behalf of Cogency Global Inc.

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